UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/20

Date of reporting period: 3/31/20

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report March 31, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Churchill Tax-Free Fund of Kentucky “The Only Thing Certain is Uncertainty” Serving Kentucky investors since 1987

May, 2020

Dear Fellow Shareholder:

In these uncertain times, you often can’t tell from one day to the next what is going to happen.  In fact, it seems that the only thing you can be certain of these days is uncertainty.  You just never know what tomorrow will bring.

While no system is foolproof, we want to assure you that we have taken deliberate steps at the Aquila Group of Funds in an endeavor to ensure that there are appropriate safeguards and checks and balances in place to dampen the influence of potential threats to your Fund.

Our experiences with Y2K more than two decades ago, 9/11, the Northeast Blackout (2003), Hurricane Sandy (2012) and many other disruptors have allowed us to continually fine tune and test our business continuity and contingency plans to be used when future disruptive events occur.  The framework of these plans include the capability to reroute telephone calls, access systems and data remotely, and utilize alternate worksites. These plans have been used and modified over time as we have handled the adversities that have come our way.

Given these difficult times, the Aquila Group of Funds remains firmly committed in our pursuit of your Fund’s investment objective which seeks to provide as high a level of double tax-free income as is consistent with capital preservation.  In simple terms, we strive to help protect what you have invested in our Funds while also pursuing the investment objective of double tax-free income.

The investment strategy of Aquila Group of Funds’ municipal bond funds strives to provide a diversified portfolio of high-quality securities, with an intermediate average maturity.

We have continually sought to invest in municipal securities which are high in quality.  In fact, the prospectus of our municipal bond funds specifically limits the portfolio manager to investing in investment grade bonds which are rated within the top four credit ratings - AAA, AA, A and BBB by nationally recognized statistical rating organizations (such as Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings) or unrated bonds deemed to be of equivalent quality. In actuality, although we are permitted to invest in the top four credit ratings, we generally strive to have the majority of our investments within the top two credit ratings – AAA and AA.

These higher credit ratings identify those municipal issues which are deemed to have significant cash flow strength to pay interest when due on a timely basis and to redeem the bonds at maturity.

Additionally, we believe that having an intermediate-term portfolio of municipal bonds tends to moderate the share price fluctuation.  We, therefore, strive to structure each Fund’s portfolio so that some of the bonds have maturities of 1 year, while others have varying maturities of, for example, 20 – 25 years.  Generally, each Fund’s average maturity is kept in the neighborhood of 7 – 12 years.  We believe this keeps the return potential as high as possible while also striving to keep the value of your investment stable.

NOT A PART OF THE ANNUAL REPORT

Furthermore, we have sought to ensure that the investments of each Fund are geographically spread throughout the state as well as over a diverse group of projects or sectors.  This approach of seeking to avoid over-concentration in the Fund’s portfolio of investments is intended to have two benefits.  One is minimizing, as feasible, any adverse effect to the share value should a problem arise with any particular bond.  Second, it helps build and renovate the various kinds of municipal projects (such as hospitals, schools, and roadways) that benefit you, and other citizens, throughout the state.

While the world out there is uncertain indeed, you can count on the certainty that at Aquila Group of Funds, we have planned for times like this, and we plan to continue to provide you with our time-tested investment process, which is designed to provide access to a diversified portfolio of municipal bonds, while seeking to provide as high a level of double tax-free income as possible, with minimal fluctuation in share value.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purposes.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

Introduction

The municipal bond market enjoyed a steady combination of positive investment inflows and moderately declining yields in the first 11 months of the reporting period for the fiscal year-end March 31, 2020, but quickly encountered significant volatility and outflows during a short window in March 2020 as the global coronavirus pandemic (“COVID-19”) took hold in the United States.  The net outcome for the 12 months ended March 31, 2020 was a modest decline in benchmark municipal bond yields for the reporting period.   During the reporting period, Bloomberg Barclays 10-Year AA municipal bond yields declined from 1.88% to 1.44%.  As a result, Aquila Churchill Tax-Free Fund of Kentucky (“ACTFFK” or the “Fund”) posted a positive total return comprised of both stable tax-free income distributions and slight share price (net asset value or “NAV”) appreciation.

During the reporting period the Federal Reserve (the “Fed”) initiated a modest easing approach mid-year which was followed up by significant emergency policy actions in March 2020, that included reducing the Fed Funds target rate range to 0% - 0.25%.  This led to a sharp decline across the U.S. Treasury bond yield curve.  For the 12-month period ending March 31, 2020, the yield on the 10-Year U.S. Treasury bond declined from 2.41% to 0.74%, and the yield on the 30-Year U.S. Treasury bond declined from 2.81% to 1.36%.

Municipal bond mutual funds in aggregate had experienced 48 consecutive weeks of positive inflows from the start of the fiscal year 2020.  However, the abrupt and sharp decline in municipal bond prices in mid-March 2020 led to accelerated net fund outflows totaling $41.75 billion.   Municipal bond prices began to recover and stabilize towards the end of March which allowed municipal bond yields to finish lower (and prices higher) at the end of the 12-month period ending March 31, 2020.

U.S. Economy

The trends of moderating growth and subdued inflation that we expected to persist at the start of the fiscal year 2020, came to fruition as the economy, as measured by Gross Domestic Product (“GDP”) grew only 2.3% in 2019, down from 2.9% in 2018.  In addition, most measures of inflation remained under the Federal Reserve Board target rate of 2%.  This included the headline Consumer Price Index (“CPI”) which increased only 1.5% for the 12 months ended February 2020, and the Personal Consumption Expenditures (“PCE”) core price index which measured 1.82% at the end of February 2020.

These moderating growth and inflation trends had already swayed the Fed to abandon its self-imposed “pause” in raising interest rates and instead initiate a new easing campaign mid-year 2019.  The Fed cumulatively reduced its benchmark rate by a total of 75 basis points (a basis point is equal to 0.01% of 1/100th of 1 percent) over three consecutive meetings from July 31 to October 30, 2019, at which time it signaled its intention to put further action on hold until the end of 2020.  However, the arrival of COVID-19 in the United States in February and subsequent acceleration of its spread spurred the Fed to

1  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

conduct two emergency rate cuts of 50 basis points on March 3, 2020 and 100 basis points on March 15, 2020.  These maneuvers effectively reduced the benchmark borrowing rate to zero.  More importantly, they paved the way for a series of historic monetary and fiscal policy interventions intended to offset the effects of the nationwide “stay at home” directives that had been put into place to flatten the curve of the coronavirus pandemic and stem the spread of COVID-19 hospitalizations and deaths.

On March 27th, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a $2.3 trillion coronavirus stimulus package, the largest such fiscal stimulus bill in American history, was signed into law.  The package was designed to provide a safety net for those most greatly impacted by the shutdown of the U.S. economy and provide fiscal relief including direct cash payments to individuals and the extension of a host of credit and liquidity facilities and loan programs to small businesses and corporations.

Municipal Market

Attractive borrowing costs and increased economic feasibility of taxable issuance helped overall National municipal issuance to rise 21.9% to $421.7 billion in 2019, up from $346 billion in 2018.  The year-over-year revival in the new issue market was not surprising as we had expected that attractive borrowing costs for capital projects and increasing infrastructure repair and expansion needs would spur local municipal bond issuance.  New issuance during the first three months of 2020 increased 12% nationally to $89.5 billion.  The impact of the coronavirus pandemic was felt sharply in the muni market in March 2020, as new issues plummeted.  Only $16.99 billion of new issues sold nationally in the month of March, the lowest since March 1997.

The CARES Act passed at the end of the Fund’s fiscal year 2020, and featured several funding mechanisms that provide $150 billion in direct support to towns and local governments plus $274 billion in state and local aid targeted towards sectors of the economy that comprise a significant portion of the municipal bond market.  This included $100 billion directed towards hospitals and healthcare providers who are on the frontlines of the coronavirus pandemic.  It features direct grants to hospitals to offset revenue losses and increased Medicare reimbursement for hospitals treating COVID-19 patients, a $32 billion Education Stabilization Fund for K-12 and Higher Education needs, $25 billion for Mass Transit, and $10 billion for the Nation’s airports.

This historic package of $424 billion in support is one of the first steps being taken at the Federal level of government to help state and local municipal governments weather what is expected to be a significant contraction in the economy, which is expected to result in revenue shortfalls.  Fortunately, municipalities have been riding an almost decade long trend of economic growth that has allowed the majority to build up “rainy day” funds and other reserves that can mitigate the degree of fiscal stress anticipated by the closure of a wide swath of the Nation’s economy.

Kentucky Economy

Kentucky’s economy is a diversified manufacturing and agricultural economy that has grown at a slightly lower rate than the overall nation. The state continues to concentrate on auto production with several supportive auto parts manufacturers.  A buffer business to autos has emerged, as Kentucky has become a true hub for logistics companies.  As an example, Prime Air is using Kenton County Airport as a major central U.S. hub.  This is supported by logistics centers located in Jefferson (Louisville), Bullitt (Shepardsville)

2  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

counties in Kentucky and Floyd (Jeffersonville) county in Indiana.  These Amazon logistics centers have provided ample job opportunities even during the current COVID-19 pandemic. This has helped Louisville’s major urban population in a time of need.  In addition to Amazon, bonded TSA warehouses utilized by UPS store multiple foreign drug manufacturers’ inventory, which is distributed internationally. Kentucky’s Governor, Andy Beshear, in his initial “State of the State”, address   indicated that he is fully supporting a new “Agri-Tech Project” in Eastern Kentucky, named AppHarvest.  This is commercial scale greenhouse farming that uses 90% less water, eliminates weather and seasonal constraints, reduces energy costs (heating) and per acre, on average, produces 40 times more food. This could be a great addition to Kentucky State’s fast growing bourbon and hemp revenue producing businesses.

The 2020 legislative session has appropriated further funding for KentuckyWired, the state-run project constructing over 3,000 miles of high-speed, high capacity, fiber optic cable in every county in Kentucky.  KentuckyWired is essentially trying to elevate opportunities in the Eastern Kentucky coalfields that have suffered hardship from the tremendous reduction in coal usage. The implementation of high-speed internet in the region, per the State’s plan, would pave the way to jump start businesses in this economically depressed region. Additionally, state funding for job programs funded by municipal issuance also supports the project. These monies are lent to corporations to hire and train individuals.

Various Kentucky Fiscal 2020 year-to-date revenue highlights ending March 31, 2020 (9 months):

•

General Fund receipts up 3.9% vs. budgeted 1.6%.

•

Due to the COVID-19 pandemic, the revenue forecast has been reduced.

•

Sales and use tax had grown 6.7% year-to-date.

•

Through March 31, corporate taxes had fallen 28.8%, but individual income taxes increased 5.2%.

•

Property tax collections increased 3.5%.

•

Road revenue increased 2.2% for the fiscal year-to-date; however the COVID-19 pandemic is expected to decrease road revenue.

Fund Performance

One Year Total Return 03/31/20
Aquila Churchill Tax Free Fund of Kentucky
Class A Share (without sales charge)	3.72%
Class Y Share	3.78%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	3.09%

3  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Aquila Churchill Tax-Free Fund of Kentucky Portfolio Characteristics:

	March 29, 2019	March 31, 2020
Weighted Average Maturity	8.97 yrs	8.60 yrs
Option (Adj.) Effective Duration	4.34	4.11
Modified Duration	4.07	3.87

Bloomberg Barclays Quality Intermediate Index:

March 31, 2020
Option (Adj.) Effective Duration	4.22 yrs
Modified Duration	4.12 yrs

Over the twelve-month fiscal year ending March 31, 2020, ACTFFK had a slightly longer average weighted maturity of 8.60 years compared to the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) of 6.48 years.  The Fund’s shorter modified duration and option-adjusted duration versus the Index allowed the Fund to initially catch up to, and then outperform the Index when the March COVID-19 pandemic market volatility occurred.  The Fund, for the majority of the year, trailed the Index by a very small amount in a historically low-rate environment. When the market dropped in March 2020, due to the pandemic concerns, given the Fund’s lower duration, it outperformed the Index substantially over the last thirty days of the Fiscal year.

Kentucky yields, while higher than national rates in general, helped income overall and was a contributing factor to total return versus the Index.  Kentucky’s ranking by Moody’s Investors Service, ties the State’s ranking at 41st in the nation.  The lower credit rating of the state increases the State’s borrowing costs, which enhances the income component of the Fund’s total return, resulting from an increase in the yield structure of the securities.

Outlook and Strategy

In the last fiscal year, the Fund posted an attractive total return which included both tax-free income and modest share price appreciation.  Our approach to actively managing the Fund also strives to achieve tax efficiency.

We expect the next year to be characterized by significant swings in both economic activity and investor sentiment.  The extraordinary measures taken at both the Federal and State/Local levels of government to limit the spread of COVID-19 and “flatten the curve” of new cases make traditional economic forecasting methods and practices much less precise than in other periods of economic disruption.  Economists and investment strategists alike anticipate unemployment rates reaching double digit levels and joblessness to eclipse what was experienced in the Great Recession in 2008.  There are two important factors in balancing this outlook.  First and foremost are the historic levels of economic stimulus – both fiscal and monetary – that are being deployed across the economy.  The second is the broader accepted view among economists and investment strategists that the economy is in a greater position to respond to these stimulus efforts and recover more quickly than it was coming out of the 2008 Great Recession.

4  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

We believe the Fund is well positioned to respond to further volatility and potential spikes in interest rates. The Fund’s short-weighted average maturity and duration has assisted in outperforming competition. The broad degree of portfolio diversification the Fund has achieved across maturities, issuers, and bond structures helps, in our view, to both enhance the liquidity of the Fund and minimize volatility.  In particular, the Fund’s holdings of shorter maturity bonds provide a “ballast” that can be redeployed to longer maturities should interest rates increase, or towards value-added investment grade credit opportunities that may arise as the coronavirus pandemic subsides and the Kentucky economy shifts and becomes less “socially distanced.”  We expect to maintain the Fund’s high-quality emphasis, while surveilling the broader Kentucky municipal market in search of value that can support the Fund’s present income and principal stability characteristics.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low and in some cases yields are negative. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) for the 10-year period ended March 31, 2020 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(0.40)%	1.58%	2.87%	4.92%
Without Sales Charge	3.72	2.40	3.29	5.05
Class C since 4/01/96
With CDSC*	1.75	1.54	2.41	3.24
Without CDSC	2.75	1.54	2.41	3.24
Class I since 8/06/01
No Sales Charge	3.48	2.25	3.13	3.61
Class Y since 4/01/96
No Sales Charge	3.78	2.55	3.44	4.27
Bloomberg Barclays Quality Index	3.09	2.45	3.25	5.08	(Class A)
				4.34	(Class C & Y)
				3.92	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*   CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 1, 2020

7  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS MARCH 31, 2020

Principal Amount	General Obligation Bonds (4.8%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Henderson County, Kentucky
$ 330,000	3.000%, 11/01/20	Aa3/NR/NR	$ 333,637
	Lexington-Fayette Urban County, Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	4,015,836
	Rowan County, Kentucky
400,000	3.000%, 06/01/21 AGMC Insured	A1/AA/NR	407,872
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	933,964
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	965,089
	Warren County, Kentucky
615,000	4.000%, 06/01/25 Series 2011	Aa1/NR/NR	635,738
635,000	4.000%, 06/01/26 Series 2011	Aa1/NR/NR	656,158
660,000	4.000%, 06/01/27 Series 2011	Aa1/NR/NR	681,391
	Total General Obligation Bonds		8,629,685

	Revenue Bonds (89.1%)
	State Agency (26.4%)
	Kentucky Asset & Liability Commission Federal Highway Notes
1,000,000	5.000%, 09/01/22 Series A	A2/AA/A+	1,015,630
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,239,660
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,279,560
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,167,420
	Kentucky Rural Water Finance Corp.
210,000	4.250%, 08/01/20 NPFG Insured	Baa2/A+/NR	210,412
200,000	4.375%, 08/01/22 NPFG Insured	Baa2/A+/NR	200,398
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,506
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,538
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,592
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,517
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,671
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	383,047
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	311,408
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	455,458
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	471,114

8  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Kentucky Rural Water Finance Corp. (continued)
$ 465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	$ 486,678
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	512,349
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,597,962
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,890,051
	Kentucky State Property and Buildings Commission
1,000,000	5.000%, 10/01/25	A1/A-/A+	1,119,650
625,000	4.000%, 04/01/26 Project 105	A2/A-/A+	670,363
655,000	4.000%, 04/01/27 Project 105	A2/A-/A+	702,212
1,500,000	5.000%, 10/01/29 Project 106	A1/A-/A+	1,677,030
770,000	5.000%, 08/01/23 Project 108	A1/A-/A+	860,267
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,487,500
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,819,400
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,438,983
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,699,640
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,915,025
1,400,000	4.000%, 10/01/30 Project 114	Aa3/A-/A+	1,563,870
1,000,000	5.000%, 04/01/23 Project 115	A1/A-/A+	1,105,910
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,150,420
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,425,780
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	593,615
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,697,080
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,169,737
1,000,000	5.000%, 02/01/28 Project 121	A1/NR/A+	1,189,250
	Total State Agency		47,854,703

9  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Airports (3.9%)
	Louisville, Kentucky Regional Airport Authority
$ 2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	$ 2,272,156
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,587,353
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	2,109,647
	Total Airports		6,969,156

	Healthcare (10.1%)
	City of Ashland, Kentucky, Medical Center (King's Daughter)
460,000	5.000%, 02/01/31 Series 2019	Baa3/BBB-/BBB-	560,492
450,000	5.000%, 02/01/32 Series 2019	Baa3/BBB-/BBB-	544,518
	Hardin County, Kentucky, Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured	A2/AA/NR	806,442
675,000	5.500%, 08/01/23 AGMC Insured	A2/AA/NR	767,205
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	561,310
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
2,710,000	5.000%, 10/01/27 Series A	NR/A/A+	3,030,187
3,500,000	5.000%, 10/01/31 Series A	NR/A/A+	4,182,220
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	737,882
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Steam & Chilled Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	960,494
	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,430,412
680,000	4.000%, 10/01/29	NR/A+/NR	715,659
	Total Healthcare		18,296,821

10  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (12.5%)
	Boyle County, Kentucky Educational Facilities Refunding, Series 2017 (Centre College)
$ 2,050,000	5.000%, 06/01/28	A3/A/NR	$ 2,296,451
1,000,000	5.000%, 06/01/29	A3/A/NR	1,117,180
	Eastern Kentucky University General Receipts
1,250,000	4.000%, 10/01/27	A1/A-/NR	1,285,037
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,503,392
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	969,693
	Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground (Transylvania University Project)
510,000	4.000%, 03/01/33 Series 2019B	NR/A-/NR	562,550
610,000	4.000%, 03/01/34 Series 2019B	NR/A-/NR	668,725
	Lexington-Fayette, Kentucky Urban County Government (Transylvania University Project)
1,390,000	4.500%, 03/01/29	NR/A-/NR	1,428,614
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Baa3/NR/NR	2,443,564
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,158,380
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,095,190
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	2,098,011
	Northern Kentucky University, Kentucky General Receipts
990,000	3.000%, 09/01/40 Series A AGMC Insured	A1/AA/NR	1,005,038

11  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	University of Kentucky COP
$ 1,000,000	4.000%, 05/01/39 2011 Series 2019A	Aa3/AA-/NR	$ 1,128,360
	University of Kentucky, Kentucky General Receipts
2,715,000	3.000%, 04/01/39 Series A	Aa2/AA/NR	2,870,189
	University of Louisville, Kentucky General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	Baa1/A+/NR	1,048,030
	Total Higher Education		22,678,404

	Housing (0.7%)
	Kentucky Housing Multifamily Mortgage Revenue
1,160,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,162,297

	Local Public Property (6.9%)
	Jefferson County, Kentucky Capital Projects
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,955,304
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,644,412
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,072,889
	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	539,916
100,000	4.250%, 02/01/24 Series A	NR/AA-/NR	100,948
315,000	3.000%, 02/01/21 Series B	NR/AA-/NR	319,378
350,000	4.000%, 02/01/22 Series B	NR/AA-/NR	366,450
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	389,464
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	422,539
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	456,213
1,210,000	3.000%, 02/01/38 Series E	NR/AA-/NR	1,260,154
	Kentucky Bond Corp. Financing Program
915,000	5.125%, 02/01/28	NR/AA-/NR	944,344

12  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
$ 1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	$ 1,915,314
	River City Parking Authority of River City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA/NR	1,100,810
	Total Local Public Property		12,488,135

	School Building (13.9%)
	Caldwell County, Kentucky School District Finance Corp.
530,000	4.250%, 04/01/30	A1/NR/NR	545,216
	Campbell County, Kentucky School District Finance Corp.
340,000	3.500%, 08/01/22	A1/NR/NR	349,177
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,518,940
1,000,000	5.000%, 10/01/27 Series A	Aa3/AA-/NR	1,119,960
750,000	4.250%, 06/01/29 Series A	Aa3/AA-/NR	775,297
	Franklin County, Kentucky School District Finance Corp.
1,560,000	4.000%, 06/01/29	A1/NR/NR	1,637,282
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,242,575
	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	937,777
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,215,094
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,324,560
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,795,973
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	635,369
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	677,718

13  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School Building (continued)
	Shelby County, Kentucky School District Finance Corp. School Building
$ 3,200,000	4.000%, 02/01/28	A1/NR/NR	$ 3,657,056
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,776,012
	Total School Building		25,208,006

	Student Loan (2.1%)
	Kentucky Higher Education Student Loan
1,440,000	5.000%, 06/01/22 Senior Series A AMT	NR/A/A	1,534,565
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	447,708
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	700,092
580,000	3.000%, 06/01/29 Senior Series A AMT	NR/A/A	570,007
500,000	4.000%, 06/01/34 Senior Series A AMT	NR/A/A	536,515
	Total Student Loan		3,788,887

	Turnpike/Highway (9.2%)
	Kentucky State Turnpike Authority
5,000,000	5.000%, 07/01/29 Series A	Aa3/A-/A+	5,387,400
4,030,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	4,709,458
1,000,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	1,077,480
1,715,000	5.000%, 07/01/31 Series B	Aa3/A-/NR	2,050,368
2,925,000	5.000%, 07/01/33 Series B	Aa3/A-/NR	3,470,630
	Total Turnpike/Highway		16,695,336

	Utilities (3.4%)
	Campbell & Kenton Counties, Kentucky (Sanitation District)
2,370,000	4.000%, 08/01/27	Aa2/AA/NR	2,389,861
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	530,385
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,167,181
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa2/NR/NR	1,069,610
	Total Utilities		6,157,037
	Total Revenue Bonds		161,298,782

14  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded Bonds (4.1%)††	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pre-Refunded Revenue Bonds (4.1%)
	Airports (2.2%)
	Lexington-Fayette Urban County Airport Board, Kentucky
$ 1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	$ 1,664,783
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	428,240
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	802,950
300,000	5.000%, 07/01/32 2016 Series B AMT	Aa2/AA/NR	314,064
330,000	5.000%, 07/01/34 2016 Series B AMT	Aa2/AA/NR	345,470
365,000	5.000%, 07/01/36 2016 Series B AMT	Aa2/AA/NR	382,111
	Total Airports		3,937,618

	Healthcare (1.0%)
	Louisville & Jefferson County, Kentucky Metropolitan Government Revenue, Catholic Health Initiatives
1,715,000	5.000%, 12/01/35	NR/NR/NR*	1,860,312

	Local Public Property (0.4%)
	Kentucky Association of Counties Finance Corp. Financing Program
215,000	5.375%, 02/01/27 Series A	NR/NR/NR*	222,667
100,000	5.375%, 02/01/27 Series A	NR/AA-/NR	103,566
100,000	5.375%, 02/01/28 Series A	NR/AA-/NR	103,566
230,000	5.375%, 02/01/28 Series A	NR/NR/NR*	238,202
	Total Local Public Property		668,001

	Utilities (0.5%)
	Kentucky State Municipal Power Agency, Prairie St. Project
1,000,000	5.000%, 09/01/23 AGMC Insured	A2/AA/NR	1,016,010
	Total Pre-Refunded Bonds		7,481,941
	Total Municipal Bonds (cost $169,859,887)		177,410,408

15  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Shares	Short-Term Investment (1.1%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
2,083,194	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.22%** (cost $2,083,194)	Aaa-mf/AAAm/NR	$ 2,083,194

	Total Investments (cost $171,943,081-note 4)	99.1%	179,493,602
	Other assets less liabilities	0.9	1,601,033
	Net Assets	100.0%	$ 181,094,635

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Pre-refunded bonds††	4.2%
Aa of Moody's or AA of S&P or Fitch	40.1
A of Moody's or S&P or Fitch	52.1
Baa of Moody's or BBB of S&P or Fitch	3.0
Not Rated*	0.6
100.0%

PORTFOLIO ABBREVIATIONS

A

GMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

16  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2020

ASSETS
Investments at value (cost $171,943,081)	$179,493,602
Interest receivable	2,145,953
Receivable for Fund shares sold	44,097
Other assets	27,757
Total assets	181,711,409

LIABILITIES
Payable for Fund shares redeemed	380,335
Dividends payable	74,449
Management fee payable	61,551
Distribution and service fees payable	316
Accrued expenses payable	100,123
Total liabilities	616,774
NET ASSETS	$181,094,635

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$167,900
Additional paid-in capital	173,283,125
Total distributable earnings	7,643,610
$181,094,635
CLASS A
Net Assets	$141,822,004
Capital shares outstanding	13,149,390
Net asset value and redemption price per share	$10.79
Maximum offering price per share (100/96 of $10.79)	$11.24

CLASS C
Net Assets	$5,641,176
Capital shares outstanding	523,152
Net asset value and offering price per share	$10.78

CLASS I
Net Assets	$6,682,562
Capital shares outstanding	619,822
Net asset value, offering and redemption price per share	$10.78

CLASS Y
Net Assets	$26,948,893
Capital shares outstanding	2,497,680
Net asset value, offering and redemption price per share	$10.79

See accompanying notes to financial statements.

17  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2020

Investment Income
Interest income		$5,667,925
Expenses
Management fee (note 3)	$741,281
Distribution and service fee (note 3)	284,597
Transfer and shareholder servicing agent fees (note 3)	129,070
Legal fees	81,936
Trustees’ fees and expenses (note 7)	68,973
Fund accounting fees	61,352
Auditing and tax fees	22,299
Shareholders’ reports	21,548
Registration fees and dues	19,855
Chief compliance officer services (note 3)	10,205
Insurance	9,006
Custodian fees	7,253
Line of credit commitment fee (note 10)	4,118
Miscellaneous	34,810
Total expenses		1,496,303
Net investment income		4,171,622

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	174,354
Change in unrealized appreciation on investments	2,292,481

Net realized and unrealized gain (loss) on investments		2,466,835
Net change in net assets resulting from operations		$6,638,457

See accompanying notes to financial statements.

18  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income	$4,171,622	$4,696,877
Net realized gain (loss) from securities transactions	174,354	(157,274)
Change in unrealized appreciation on investments	2,292,481	3,341,102
Change in net assets resulting from operations	6,638,457	7,880,705

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(3,262,864)	(3,766,072)

Class C Shares	(89,564)	(130,640)

Class I Shares	(142,026)	(162,255)

Class Y Shares	(673,508)	(926,313)
Change in net assets from distributions	(4,167,962)	(4,985,280)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	15,127,764	11,070,598
Reinvested dividends and distributions	3,251,084	3,629,219
Cost of shares redeemed	(27,259,272)	(50,330,983)
Change in net assets from capital share transactions	(8,880,424)	(35,631,166)

Change in net assets	(6,409,929)	(32,735,741)

NET ASSETS:
Beginning of period	187,504,564	220,240,305
End of period	$181,094,635	$187,504,564

See accompanying notes to financial statements.

19  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS MARCH 31, 2020

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Churchill Tax-Free Fund of Kentucky), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee.  As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

20  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$2,083,194
Level 2 – Other Significant Observable Inputs — Municipal Bonds	177,410,408
Level 3 – Significant Unobservable Inputs	—
Total	$179,493,602
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017 – 2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

21  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.3. Fees and Related Party Transactions

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

22  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2020, distribution fees on Class A Shares amounted to $214,443 of which the Distributor retained $8,562.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $47,595. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $15,865. For the year ended March 31, 2020, the total of these payments with respect to Class C Shares amounted to $63,460 of which the Distributor retained $16,142.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2020, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $23,429 of which $6,694 related to the Plan and $16,735 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

23  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2020, total commissions on sales of Class A Shares amounted to $97,466 of which the Distributor received $8,265.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases of securities and proceeds from the sales of securities aggregated $10,285,534 and $18,424,922, respectively.

At March 31, 2020, the aggregate tax cost for all securities was $171,934,678. At March 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $7,655,698 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $96,774 for a net unrealized appreciation of $7,558,924.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At March 31, 2020, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

24  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	863,608	$9,325,149	535,069	$5,600,894
Reinvested dividends and distributions	243,927	2,640,354	275,453	2,885,564
Cost of shares redeemed	(1,503,870)	(16,226,994)	(2,578,150)	(26,974,363)
Net change	(396,335)	(4,261,491)	(1,767,628)	(18,487,905)

Class C Shares:
Proceeds from shares sold	62,494	679,107	53,307	557,547
Reinvested dividends and distributions	7,724	83,527	11,026	115,398
Cost of shares redeemed	(203,683)	(2,198,568)	(291,055)	(3,041,366)
Net change	(133,465)	(1,435,934)	(226,722)	(2,368,421)

Class I Shares:
Proceeds from shares sold	–	–	1,912	20,000
Reinvested dividends and distributions	13,127	142,025	15,276	159,944
Cost of shares redeemed	(13,282)	(143,684)	(97,224)	(1,012,387)
Net change	(155)	(1,659)	(80,036)	(832,443)

Class Y Shares:
Proceeds from shares sold	474,076	5,123,508	467,658	4,892,157
Reinvested dividends and distributions	35,564	385,178	44,697	468,313
Cost of shares redeemed	(805,169)	(8,690,026)	(1,841,832)	(19,302,867)
Net change	(295,529)	(3,181,340)	(1,329,477)	(13,942,397)
Total transactions in Fund shares	(825,484)	$(8,880,424)	(3,403,863)	$(35,631,166)

7. Trustees’ Fees and Expenses

At March 31, 2020, there were 7 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2020 was $52,054. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2020, such meeting-related expenses amounted to $16,919.

25  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$4,128,848	$4,663,281
Ordinary Income	39,114	29,026
Capital gains	—	292,973
	$4,167,962	$4,985,280

26  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Unrealized appreciation	$7,558,924
Undistributed tax-exempt income	159,135
Other temporary differences	(74,449)
$7,643,610

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) are parties to a $40 million credit agreement, which currently terminates on August 26, 2020 (per the August 28, 2019 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

27  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.64	$10.48	$10.55	$10.88	$10.91
Income from investment operations:
Net investment income(1)	0.24	0.25	0.26	0.29	0.32
Net gain (loss) on securities (both realized and unrealized)	0.15	0.18	(0.06)	(0.33)	(0.03)
Total from investment operations	0.39	0.43	0.20	(0.04)	0.29
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.25)	(0.26)	(0.29)	(0.32)
Distributions from capital gains	—	(0.02)	(0.01)	—	—
Total distributions	(0.24)	(0.27)	(0.27)	(0.29)	(0.32)
Net asset value, end of period	$10.79	$10.64	$10.48	$10.55	$10.88
Total return (not reflecting sales charge)	3.72%	4.10%	1.89%	(0.40)%	2.75%
Ratios/supplemental data
Net assets, end of period (in millions)	$142	$144	$160	$185	$189
Ratio of expenses to average net assets	0.80%	0.79%	0.75%	0.73%	0.73%
Ratio of net investment income to average net assets	2.26%	2.36%	2.48%	2.69%	3.00%
Portfolio turnover rate	6%	6%	9%	27%	7%

(1)  Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

28  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.64	$10.47	$10.54	$10.87	$10.90
Income from investment operations:
Net investment income(1)	0.15	0.16	0.17	0.20	0.23
Net gain (loss) on securities (both realized and unrealized)	0.14	0.19	(0.06)	(0.33)	(0.03)
Total from investment operations	0.29	0.35	0.11	(0.13)	0.20
Less distributions (note 9):
Dividends from net investment income	(0.15)	(0.16)	(0.17)	(0.20)	(0.23)
Distributions from capital gains	—	(0.02)	(0.01)	—	—
Total distributions	(0.15)	(0.18)	(0.18)	(0.20)	(0.23)
Net asset value, end of period	$10.78	$10.64	$10.47	$10.54	$10.87
Total return (not reflecting CDSC)	2.75%	3.32%	1.03%	(1.24)%	1.88%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$7	$9	$9	$10
Ratio of expenses to average net assets	1.65%	1.64%	1.60%	1.58%	1.58%
Ratio of net investment income to average net assets	1.41%	1.50%	1.63%	1.84%	2.14%
Portfolio turnover rate	6%	6%	9%	27%	7%

(1)  Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

29  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.64	$10.47	$10.54	$10.87	$10.90
Income from investment operations:
Net investment income(1)	0.23	0.23	0.25	0.27	0.31
Net gain (loss) on securities (both realized and unrealized)	0.14	0.19	(0.07)	(0.33)	(0.03)
Total from investment operations	0.37	0.42	0.18	(0.06)	0.28
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.23)	(0.24)	(0.27)	(0.31)
Distributions from capital gains	—	(0.02)	(0.01)	—	—
Total distributions	(0.23)	(0.25)	(0.25)	(0.27)	(0.31)
Net asset value, end of period	$10.78	$10.64	$10.47	$10.54	$10.87
Total return	3.48%	4.04%	1.74%	(0.55)%	2.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$7	$8	$9
Ratio of expenses to average net assets	0.93%	0.94%	0.90%	0.87%	0.87%
Ratio of net investment income to average net assets	2.12%	2.20%	2.33%	2.54%	2.86%
Portfolio turnover rate	6%	6%	9%	27%	7%

(1)  Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

30  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.65	$10.48	$10.55	$10.88	$10.91
Income from investment operations:
Net investment income(1)	0.26	0.26	0.28	0.31	0.34
Net gain (loss) on securities (both realized and unrealized)	0.14	0.19	(0.06)	(0.34)	(0.03)
Total from investment operations	0.40	0.45	0.22	(0.03)	0.31
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.26)	(0.28)	(0.30)	(0.34)
Distributions from capital gains	—	(0.02)	(0.01)	—	—
Total distributions	(0.26)	(0.28)	(0.29)	(0.30)	(0.34)
Net asset value, end of period	$10.79	$10.65	$10.48	$10.55	$10.88
Total return	3.78%	4.35%	2.04%	(0.25)%	2.92%
Ratios/supplemental data
Net assets, end of period (in millions)	$27	$30	$43	$51	$47
Ratio of expenses to average net assets	0.65%	0.64%	0.60%	0.58%	0.58%
Ratio of net investment income to average net assets	2.41%	2.50%	2.63%	2.84%	3.15%
Portfolio turnover rate	6%	6%	9%	27%	7%

(1)  Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

31  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

32  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctorate in Organizational Change and Educational Leadership, University of Southern California (2020); served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

33  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

34  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019

Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

35  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Anthony A. Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

36  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019

Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

37  |  Aquila Churchill Tax-Free Fund of Kentucky

Your Trust’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending(1) Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Ending Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Net Annualized Expense Ratio
A	$1,000	$1,007.50	$3.96	$1,021.05	$3.99	0.79%
C	$1,000	$1,003.20	$8.26	$1,016.75	$8.32	1.65%
I	$1,000	$1,006.80	$4.72	$1,020.30	$4.75	0.94%
Y	$1,000	$1,008.20	$3.26	$1,021.75	$3.29	0.65%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares.  Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

38  |  Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2019, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $4,128,848 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 99.1% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

39  |  Aquila Churchill Tax-Free Fund of Kentucky

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President
and Lead Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Brandon M. Moody, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-KYAR-0520

Annual Report March 31, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Narragansett Tax-Free Income Fund “The Only Thing Certain is Uncertainty” Serving Rhode Island investors since 1992

May, 2020

Dear Fellow Shareholder:

In these uncertain times, you often can’t tell from one day to the next what is going to happen.  In fact, it seems that the only thing you can be certain of these days is uncertainty.  You just never know what tomorrow will bring.

While no system is foolproof, we want to assure you that we have taken deliberate steps at the Aquila Group of Funds in an endeavor to ensure that there are appropriate safeguards and checks and balances in place to dampen the influence of potential threats to your Fund.

Our experiences with Y2K more than two decades ago, 9/11, the Northeast Blackout (2003), Hurricane Sandy (2012) and many other disruptors have allowed us to continually fine tune and test our business continuity and contingency plans to be used when future disruptive events occur. The framework of these plans include the capability to reroute telephone calls, access systems and data remotely, and utilize alternate worksites. These plans have been used and modified over time as we have handled the adversities that have come our way.

Given these difficult times, the Aquila Group of Funds remains firmly committed in our pursuit of your Fund’s investment objective which seeks to provide as high a level of double tax-free income as is consistent with capital preservation.  In simple terms, we strive to help protect what you have invested in our Funds while also pursuing the investment objective of double tax-free income.

The investment strategy of Aquila Group of Funds’ municipal bond funds strives to provide a diversified portfolio of high-quality securities, with an intermediate average maturity.

We have continually sought to invest in municipal securities which are high in quality.  In fact, the prospectus of our municipal bond funds specifically limits the portfolio manager to investing in investment grade bonds which are rated within the top four credit ratings - AAA, AA, A and BBB by nationally recognized statistical rating organizations (such as Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings) or unrated bonds deemed to be of equivalent quality. In actuality, although we are permitted to invest in the top four credit ratings, we generally strive to have the majority of our investments within the top two credit ratings – AAA and AA.

These higher credit ratings identify those municipal issues which are deemed to have significant cash flow strength to pay interest when due on a timely basis and to redeem the bonds at maturity.

Additionally, we believe that having an intermediate-term portfolio of municipal bonds tends to moderate the share price fluctuation.  We, therefore, strive to structure each Fund’s portfolio so that some of the bonds have maturities of 1 year, while others have varying maturities of, for example, 20 – 25 years.  Generally, each Fund’s average maturity is kept in the neighborhood of 7 – 12 years.  We believe this keeps the return potential as high as possible while also striving to keep the value of your investment stable.

NOT A PART OF THE ANNUAL REPORT

Furthermore, we have sought to ensure that the investments of each Fund are geographically spread throughout the state as well as over a diverse group of projects or sectors.  This approach of seeking to avoid over-concentration in the Fund’s portfolio of investments is intended to have two benefits.  One is minimizing, as feasible, any adverse effect to the share value should a problem arise with any particular bond.  Second, it helps build and renovate the various kinds of municipal projects (such as hospitals, schools, and roadways) that benefit you, and other citizens, throughout the state.

While the world out there is uncertain indeed, you can count on the certainty that at Aquila Group of Funds, we have planned for times like this, and we plan to continue to provide you with our time-tested investment process, which is designed to provide access to a diversified portfolio of municipal bonds, while seeking to provide as high a level of double tax-free income as possible, with minimal fluctuation in share value.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purposes.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide as high a level of double tax-free income, as is consistent with preservation of capital..  The Fund strives to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities.  As an extra measure of credit protection to shareholders, some securities owned by the Fund are insured in an attempt to provide for the timely payment of principal and interest when due. A maturity range of between 5 and 15 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. The intention is to maintain a similar profile going forward.  As of March 31, 2020, the portfolio had an average maturity of 9.39 years.

U.S. Economy

The U.S. economy showed considerable growth during 2019, despite predictions of an impending recession. The markets ended the year with the best performance since 2009 across all sectors. . This was a result of stable and gradual improvement of economic data that kept investors confident of predicted U.S. Gross Domestic Product (“GDP”) growth of 2 – 2 ½ percent going into 2020. Economic data continued to improve during the first quarter of 2020; however, the impact of the COVID-19 pandemic could not have been fully predicted. The effects of the virus have been felt worldwide across all financial markets and resulted in governments shutting down for the last couple of weeks of the first quarter. This resulted in GDP growth and corporate earnings experiencing a significant pullback. As of this writing, forecasts for both have been declining each day and subject to substantial revisions. Initial jobless claims have risen to levels not seen since the beginning of The Great Recession.  Financial markets saw considerable strain creating dislocations that increased anxiety among investors. The Federal Reserve (the “Fed”) and Federal government both acted in swift and significant fashion to allow for proper functioning of the markets with the ultimate intent of providing relief to consumers and businesses. The question now is how quickly the U.S. can get back up and running, get workers back on the payrolls and if or when we can get back to pre-pandemic levels of economic activity.

Rhode Island Economy

The Rhode Island economy was showing continued strength with employment reaching an all-time high in February 2020 of 508.4 thousand Rhode Island-based workers. The unemployment rate had tracked that of the U.S. and even moved slightly below the U.S. rate at times during the Fund’s fiscal year. In February 2020, the unemployment rate was at 3.4% versus the U.S. rate of 3.5%. Unfortunately, with the onset of COVID-19, the unemployment numbers quickly moved higher. The Rhode Island unemployment rates jumped to 4.6% in March 2020, its largest move ever. The U.S. rate also moved higher for the month, reaching 4.4% from 3.5% in February 2020. In Rhode Island, the largest impact was felt in the Accommodation & Food Services industry which shed 2,000 jobs in March. Similar to U.S. figures,

1  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

this information came from surveys from the middle of March and preceded many business and school closings. Suffice it to say, these figures will lag the actual data and are expected to be significantly higher over the coming months. The immediate impact for the state has been significant increases in initial jobless claims. Rhode Island’s recovery will likely depend on how many jobs have been permanently lost and how quickly the local economy can get back up and running. Government officials recently secured short-term funding to help cover the tax revenue shortfall from the tax filing extension of July 15, 2020. This should help to alleviate some short-term pressures and keep money circulating a bit longer while the Rhode Island gets back on its feet. The Coronavirus Aid, Relief, and Economic Security (CARES) Act should provide relief to many hard-hit industries within the state such as the airport, convention center and hospitals.

Municipal Market

The municipal bond (“muni”) market had another good year in 2019, with falling supply and increased demand from investors seeking tax-free income. While munis didn’t quite have the year investment grade corporate bonds had in 2019, they did enjoy positive returns nonetheless. The lack of supply and increased demand continued into the majority of the first quarter 2020 as munis experienced higher inflows into bond funds and Exchange Traded Funds causing tax-exempt yields to reach historically low levels. While the municipal bond market is normally a safe-haven and somewhat insulated from broader bond market volatility, the panic induced by COVID-19 led to a flight to quality where cash was king. Dislocations across all bond markets ensued and municipals were not spared. In order to clear the market, bond prices dropped causing yields to shoot higher. This caused non-traditional buyers to seek relative value and step in to take advantage. Many expected bond deals were also postponed adding to less supply in the primary market. Thanks to the Federal Reserve’s quick action, and the CARES Act shortly thereafter, municipal bonds enjoyed greater increased demand and for now have regained their safer-haven status.

Fund Performance

The Aquila Narragansett Tax-Free Income Fund Class Y Share return of 5.88% was identical to that of the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) for calendar year 2019. For the fiscal year ending March 31, 2020, performance for the Fund’s Y Share class was 4.05%. This was above the 3.09% return for the Index for the same period. The Fund outperformed the Index for the fiscal year end as a result of having a duration position that was longer than the Index and maintaining a slightly higher cash position than normal during the more recent market volatility. For most of the Fund’s fiscal year, monetary policy was expected to be on hold, as domestic economic and market conditions remained positive. Once the yield curve started to flatten and slightly invert, the Fed began to cut rates in order to be somewhat accommodative, to avoid any substantial drop in economic activity and halt conversations around a possible recession. Equity and bond markets responded providing outsized returns across all markets for 2019. New Rhode Island municipal bond issuance continued to be scarce and secondary market offerings were not plentiful. Falling interest rates and spread tightening resulted in a lack of relative value. In mid-March we saw the market dislocations that led to large swings in the Fund’s Net Asset Value (“NAV”). At that point in time, larger, more risky funds saw significant outflows and the broader municipal bond market fared worse.

2  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Once the broader market cleared, we saw a bounce back, with the Fund recovering a majority of previously lost NAV. The overall credit quality of the portfolio remains at similar levels as in previous years.

Outlook and Strategy

The Federal Reserve has stepped in to provide substantial liquidity for recent market dislocations. The Federal Funds rate is virtually 0% and once again the Fed’s balance sheet has increased substantially as it has provided a backstop for many fixed income instruments. Combined with the CARES Act, there is substantial stimulus to help keep markets functioning and provide help to get the economy back on track. While the short-term municipal market dislocations have abated, the obvious question is the impact on states, state agencies, cities and towns. It may be a bit early to speculate on the amounts and budgetary impacts; however, a shorter timeframe to get back to business in our view, may not have too much of a material impact on the financial stability of many municipalities. Certain bond sectors may feel additional strain as more immediate cash needs could interrupt business plans. Cash positions and contingency plans are important to the sustainability of their business models and a quicker rebound would obviously be welcomed. Interruptions beyond six months could put undue pressure on budgets and credit ratings. Recent Federal government actions have already helped in this regard; however, state and local decreases in expenditures and potential tax increases may help lessen the burden facing municipal governments. Currently, we have positioned the portfolio to maintain a slightly longer duration position than the Index. This is somewhat a result of lack of current supply of Rhode Island bonds, but the positioning may also allow the Fund to take advantage of any further flattening of the yield curve. While we don’t expect the Fed to raise short term rates for some time, longer term rates have risen; a result of further government borrowing to pay for the stimulus programs. The most immediate need is for the state to work through the COVID-19 health challenges, and then start to move the economy back on its intended path. We will continue to strive to be thoughtful about potential portfolio concerns and maintain the Fund’s objective. While analysis and decisions are made with the most current information available at the time, the tradeoff between current income and interest rate risk remains a portfolio manager’s challenge while considering one of the Fund’s hallmark of a relatively stable NAV. Despite the potential for more volatile interest rates, we remain steadfast in our commitment to our shareholders in an attempt to provide value regardless of market environment, as we have since 1992.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

3  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Some interest rates are very low and in some cases yields are negative. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

4  |  Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund (the “Fund”) for the 10-year period ended March 31, 2020 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 9/10/92
With Maximum Sales Charge	(0.29)%	1.91%	2.89%	4.33%
Without Sales Charge	3.89	2.75	3.31	4.48
Class C since 5/01/96
With CDSC*	2.01	1.88	2.44	3.29
Without CDSC	3.01	1.88	2.44	3.29
Class F since 11/30/18
No Sales Charge	4.08	N/A	N/A	5.50
Class I since 11/04/98
No Sales Charge	3.74	2.64	3.18	3.69
Class Y since 5/01/96
No Sales Charge	4.05	2.90	3.47	4.37
Bloomberg Barclays Quality Index	3.09	2.45	3.25	4.57	(Class A)
				4.35	(Class C & Y)
				4.95	(Class I)
				4.05	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5  |  Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Narragansett Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 1, 2020

6  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS MARCH 31, 2020

Principal Amount	General Obligation Bonds (28.7%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Barrington, Rhode Island
$ 1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$ 1,149,938
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	983,937
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,760,059
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,513,494
750,000	4.300%, 07/01/30 Series 2010 A AGMC Insured	A1/AA/AA+	754,612
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,469,239
1,000,000	4.000%, 08/01/33 Series 2019 A BAMI Insured	A1/AA/AA+	1,160,230
615,000	4.000%, 08/01/35 Series 2019 A BAMI Insured	A1/AA/AA+	709,482
1,515,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,698,512
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,146,930
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	522,665
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	524,875
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	845,061
	East Providence, Rhode Island Refunding
2,500,000	4.550%, 05/15/30 AGMC Insured	A2/AA/NR	2,510,375
	East Providence, Rhode Island Tax Anticipation Notes
1,000,000	1.750%, 07/29/20 Series 1 2020	NR/SP-1+/NR	1,001,780
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	520,015
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A2/AA/NR	1,072,846
1,020,000	3.700%, 06/01/33 Series A	A2/AA/NR	1,070,867
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,635,615
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,462,830
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,112,904

7  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	North Kingstown, Rhode Island
$ 885,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	$ 917,223
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	902,558
1,075,000	3.500%, 05/15/34	Aa2/NR/NR	1,228,725
	Pawtucket, Rhode Island
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/A+	1,107,485
890,000	4.500%, 07/15/33 Series C AGMC Insured	A2/AA/NR	1,083,753
935,000	4.500%, 07/15/34 Series C AGMC Insured	A2/AA/NR	1,134,716
975,000	4.500%, 07/15/35 Series C AGMC Insured	A2/AA/NR	1,169,668
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,283,697
	Providence, Rhode Island
1,500,000	5.000%, 01/15/23 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,539,885
1,500,000	5.000%, 01/15/26 Series 2010 A AGMC Insured Refunding	A2/AA/NR	1,538,925
975,000	3.625%, 01/15/29 Series A AGMC Insured	A2/AA/A-	1,013,327
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A2/AA/A-	2,091,305
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A2/AA/A-	1,038,430
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,172,380
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,319,185
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	2,116,020
2,000,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,314,400
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	2,111,980
2,000,000	3.000%, 05/01/36 Series A	Aa2/AA/AA	2,123,180
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,226,659
1,000,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,030,800

8  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan (continued)
$ 1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	$ 1,713,690
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,242,100
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,309,340
	Richmond, Rhode Island
1,020,000	3.000%, 08/01/24	Aa3/NR/NR	1,073,244
	Warren, Rhode Island
1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	1,350,426
	Warwick, Rhode Island
2,000,000	4.000%, 08/01/22 Series 2015 B AGMC Insured	NR/AA/NR	2,120,980
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,280,339
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	Baa1/AA/NR	924,561
	Total General Obligation Bonds		70,105,247

	Revenue Bonds (63.0%)
	Development (9.0%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
3,000,000	4.000%, 09/15/34 Series A AGMC Insured	A2/AA/NR	3,384,960
3,000,000	4.000%, 09/15/35 Series A AGMC Insured	A2/AA/NR	3,371,970
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A2/AA/NR	1,934,117
	Rhode Island Convention Center Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	A1/AA-/AA-	8,624,320

9  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Development (continued)
	Rhode Island Infrastructure Bank Municipal Road and Bridge Revolving Fund
$ 935,000	4.000%, 10/01/33 Series 2019 A	NR/AA/NR	$ 1,084,694
845,000	4.000%, 10/01/34 Series 2019 A	NR/AA/NR	977,074
1,010,000	4.000%, 10/01/35 Series 2019 A	NR/AA/NR	1,160,349
	Rhode Island Infrastructure Efficient Buildings Fund, Green Bonds
1,110,000	4.000%, 10/01/29 Series 2018 A	NR/AA/NR	1,315,716
	Total Development		21,853,200

	Healthcare (2.9%)
	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
500,000	5.000%, 09/01/23 Series 2016 B	NR/BB-/BB	546,535
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,117,310
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,107,410
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,377,538
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,881,688
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,163,570
	Total Healthcare		7,194,051

	Higher Education (8.7%)
	Rhode Island Health and Education Building Corp., Higher Educational Facilities
2,500,000	5.000%, 09/15/30 AGMC Insured	Aa3/NR/NR	2,538,275
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Brown University
2,000,000	4.000%, 09/01/37 Series 2017	Aa1/AA+/NR	2,259,340

10  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
$ 2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	$ 2,719,503
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,103,890
2,500,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,616,425
1,000,000	3.500%, 08/15/30 Series B AGMC Insured	A1/AA/NR	1,036,660
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	1,162,170
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	558,945
2,650,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	2,942,746
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,142,390
	Rhode Island Health and Education Facilities Authority, Providence College
1,000,000	4.000%, 11/01/31	A2/A/NR	1,024,500
	Total Higher Education		21,104,844

	Housing (4.8%)
	Rhode Island Housing & Mortgage Finance Corp. Home Funding
1,500,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	1,533,600
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
300,000	3.350%, 10/01/41 Series 68-C	Aa1/AA+/NR	313,467
250,000	3.000%, 10/01/39 Series 71	Aa1/AA+/NR	260,595

11  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Housing (continued)
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
$ 770,000	2.750%, 10/01/34 Series 1-B	Aa2/NR/NR	$ 784,083
1,000,000	3.100%, 10/01/44 Series 1-B	Aa2/NR/NR	1,019,570
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,506,800
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,006,620
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,319,055
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,031,820
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,049,070
	Total Housing		11,824,680

	Public School (23.8%)
	Rhode Island Health and Education Building Corp., Public Schools Financing Program
795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	936,160
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,906,236
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,732,268
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,045,430
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,046,360
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,303,368

12  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, East Greenwich
$ 1,000,000	3.250%, 05/15/29	Aa1/AA+/NR	$ 1,033,030
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,033,710
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,030,210
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Jamestown
1,020,000	3.000%, 05/15/35 Series 2019 C	Aa1/NR/NR	1,086,912
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,756,696
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	1,055,500
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,565,895
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	1,186,339
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	920,715
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured	Aa3/AA/NR	631,215
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured	Aa3/AA/NR	629,155

13  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence (continued)
$ 500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured	Aa3/AA/NR	$ 626,690
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured	Aa3/AA/NR	574,620
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	1,715,115
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,163,950
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,197,204
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,245,761
2,350,000	3.000%, 05/15/39 Series 2019 B	Aa3/NR/NR	2,471,237
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,540,484
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,417,690
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,992,672
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
1,000,000	3.500%, 05/15/24 Series 2015 A AGMC Insured	Aa3/AA/NR	1,075,920
3,000,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	3,271,830

14  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority (continued)
$ 1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	$ 1,645,875
2,000,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,187,820
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
1,000,000	4.250%, 05/15/21 Series 2007 B AGMC Insured	A2/AA/NR	1,002,180
2,000,000	4.500%, 05/15/22 Series 2013 A	Aa3/NR/NR	2,125,300
2,000,000	4.500%, 05/15/23 Series 2013 A	Aa3/NR/NR	2,176,880
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,180,980
1,000,000	4.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	1,156,760
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,133,640
800,000	3.500%, 05/15/26 Series B MAC Insured	NR/AA/NR	859,744
1,340,000	4.000%, 05/15/35 Series 2019 D	NR/AA/NR	1,550,058
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	608,515
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	606,750
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	605,080
	Total Public School		58,031,954

15  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (4.1%)
	Rhode Island Commerce Corp., Airport
$ 635,000	5.000%, 07/01/36 2016 Series D	Baa1/A/BBB+	$ 686,435
1,015,000	5.000%, 07/01/37 2016 Series D	Baa1/A/BBB+	1,094,241
	Rhode Island Commerce Corp., First Lien Special Facility Refunding Bonds (Rhode Island Airport Corporation Intermodal Facility Project)
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/A/NR	1,721,985
	Rhode Island Commerce Corp., Grant Anticipation Refunding Bonds (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24 Series 2016 A	A2/AA-/NR	2,039,995
1,000,000	5.000%, 06/15/31 Series 2016 B	A2/AA-/NR	1,183,020
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A/BBB+	1,089,740
2,000,000	4.000%, 07/01/24 Series B	Baa1/A/BBB+	2,113,180
	Total Transportation		9,928,596

	Turnpike/Highway (2.1%)
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,405,106
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,649,025
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,094,070
300,000	4.000%, 10/01/33 Series 2019 A	NR/A+/A	346,707
300,000	4.000%, 10/01/34 Series 2019 A	NR/A+/A	345,459
345,000	4.000%, 10/01/35 Series 2019 A	NR/A+/A	395,743
	Total Turnpike/Highway		5,236,110

	Water and Sewer (6.6%)
	Narragansett, Rhode Island Bay Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,494,410

16  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Rhode Island Clean Water Finance Agency, Water Pollution Control Bonds
$ 3,000,000	4.375%, 10/01/21 Series 2002 B NPFG Insured	Aaa/AAA/AAA	$ 3,145,950
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,190,592
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,059,640
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,056,340
	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A/NR	2,028,719
	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,929,243
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	584,845
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	531,085
	Total Water and Sewer		16,020,824

	Other Revenue (1.0%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A2/AA/NR	2,412,680
	Total Revenue Bonds		153,606,939

17  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (6.0%)††	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Healthcare (0.4%)
	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
$ 500,000	5.000%, 09/01/20 Series 2013 A ETM	NR/NR/NR*	$ 507,585
500,000	5.000%, 09/01/22 Series 2013 A ETM	NR/NR/NR*	543,445
	Total Healthcare		1,051,030

	Higher Education (3.0%)
	Rhode Island Health and Education Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	A2/A/NR	1,178,466
1,455,000	4.750%, 12/01/29 Series 2011	A2/A/NR	1,543,799
1,000,000	5.000%, 12/01/30 Series 2011	A2/A/NR	1,064,970
1,425,000	5.000%, 12/01/31 Series 2011	A2/A/NR	1,517,582
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
2,000,000	5.000%, 09/15/30 Series 2010 B AGMC Insured	A1/AA/NR	2,035,020
	Total Higher Education		7,339,837

	Public School (0.4%)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,044,410

	Turnpike/Highway (2.0%)
	Rhode Island State Turnpike & Bridge Authority
1,600,000	4.625%, 12/01/27 Series 2010 A	NR/A-/A	1,637,184
2,000,000	5.125%, 12/01/35 Series 2010 A	NR/A-/A	2,052,940
1,000,000	5.000%, 12/01/35 Series 2010 A	NR/A-/A	1,025,640
	Total Turnpike/Highway		4,715,764

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Other Revenue (0.2%)
	State of Rhode Island Depositors Economic Protection Corp.
$ 250,000	5.750%, 08/01/21 Series A AGMC Insured ETM	NR/NR/NR*	$ 263,258
215,000	6.375%, 08/01/22 Series A NPFG Insured ETM	NR/NR/NR*	237,448
	Total Other Revenue		500,706
	Total Pre-Refunded\Escrowed to Maturity Bonds		14,651,747
	Total Municipal Bonds (cost $228,161,406)		238,363,933

Shares	Short-Term Investment (1.3%)
3,052,815	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.22%** (cost $3,052,815)	Aaa-mf/AAAm/NR	3,052,815

	Total Investments (cost $231,214,221-note 4)	99.0%	241,416,748
	Other assets less liabilities	1.0	2,456,811
	Net Assets	100.0%	$ 243,873,559

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch; SP-1 of S&P	9.7%
Pre-refunded bonds\ETM bonds††	6.2
Aa of Moody's or AA of S&P or Fitch	69.0
A of Moody's or S&P or Fitch	12.6
Baa of Moody's or BBB of S&P or Fitch	2.3
BB of S&P or Fitch	0.2
100.0%

19  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††

Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.  Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date.  Escrowed to Maturity are shown as ETM.  All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

20  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2020

ASSETS
Investments at value (cost $231,214,221)	$241,416,748
Interest receivable	2,879,172
Receivable for Fund shares sold	79,886
Other assets	29,019
Total assets	244,404,825

LIABILITIES
Dividends payable	225,107
Payable for Fund shares redeemed	133,878
Management fees payable	86,609
Distribution and service fees payable	272
Accrued expenses payable	85,400
Total liabilities	531,266
NET ASSETS	$243,873,559

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$223,535
Additional paid-in capital	234,382,671
Total distributable earnings	9,267,353
$243,873,559
CLASS A
Net Assets	$119,605,603
Capital shares outstanding	10,962,733
Net asset value and redemption price per share	$10.91
Maximum offering price per share (100/96 of $10.91)	$11.36

CLASS C
Net Assets	$5,496,239
Capital shares outstanding	503,755
Net asset value and offering price per share	$10.91

CLASS F
Net Assets	$1,502,462
Capital shares outstanding	137,957
Net asset value, offering and redemption price per share	$10.89

CLASS I
Net Assets	$245,192
Capital shares outstanding	22,472
Net asset value, offering and redemption price per share	$10.91

CLASS Y
Net Assets	$117,024,063
Capital shares outstanding	10,726,587
Net asset value, offering and redemption price per share	$10.91

See accompanying notes to financial statements.

21  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2020

Investment Income
Interest income		$7,243,669
Expenses
Management fee (note 3)	$1,188,488
Distribution and service fee (note 3)	238,472
Transfer and shareholder servicing agent fees	123,841
Legal fees	109,656
Trustees’ fees and expenses (note 7)	84,240
Fund accounting fees	61,197
Registration fees and dues	43,480
Auditing and tax fees	23,400
Shareholders’ reports	20,798
Insurance	10,952
Chief compliance officer services (note 3)	10,205
Custodian fees	9,099
Line of credit commitment fee (note 10)	5,211
Miscellaneous	32,954
Total expenses	1,961,993

Management fee waived (note 3)	(190,159)
Net expenses		1,771,834
Net investment income		5,471,835

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	46,298
Change in unrealized appreciation on investments	3,504,047

Net realized and unrealized gain (loss) on investments		3,550,345
Net change in net assets resulting from operations		$9,022,180

See accompanying notes to financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income	$5,471,835	$5,736,243
Net realized gain (loss) from securities transactions	46,298	(243,253)
Change in unrealized appreciation on investments	3,504,047	3,770,421
Change in net assets resulting from operations	9,022,180	9,263,411

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,662,064)	(2,839,032)

Class C Shares	(86,697)	(126,878)

Class F Shares	(27,071)	(2,972)

Class I Shares	(4,433)	(4,695)

Class Y Shares	(2,691,539)	(2,762,524)
Change in net assets from distributions	(5,471,804)	(5,736,101)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	35,268,763	26,782,496
Reinvested dividends and distributions	2,779,850	2,723,727
Cost of shares redeemed	(25,495,217)	(36,890,776)
Change in net assets from capital share transactions	12,553,396	(7,384,553)

Change in net assets	16,103,772	(3,857,243)

NET ASSETS:
Beginning of period	227,769,787	231,627,030
End of period	$243,873,559	$227,769,787

See accompanying notes to financial statements.

23  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2020

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”), a series of Aquila Municipal Trust and a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$3,052,815
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	238,363,933
Level 3 – Significant Unobservable Inputs	—
Total	$241,416,748
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017 – 2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For the period April 1, 2019 to September 30, 2019 for its services, the Sub-Adviser was entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets. Starting October 1, 2019, the Sub-Advisor has contractually agreed to waive its fee through September 30, 2020 such that its annual rate shall be equivalent to 0.175% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2020. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2020, the Fund incurred management fees of $1,188,488 of which $190,159 was waived, which included supplemental fee waivers of $142,619 above and beyond the contractual expense cap. These waivers are not reimbursable.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2020, distribution fees on Class A Shares amounted to $176,603, of which the Distributor retained $12,255.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $46,243. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $15,415. The total of these payments with respect to Class C Shares amounted to $61,658, of which the Distributor retained $17,047.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2020, these payments were made at the average annual rate of 0.35% of such net assets amounting to $740 of which $211 related to the Plan and $529 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2020, total commissions on sales of Class A Shares amounted to $104,760, of which the Distributor received $10,766.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases of securities and proceeds from the sales of securities aggregated $29,447,415 and $14,828,065, respectively.

At March 31, 2020, the aggregate tax cost for all securities was $231,214,047. At March 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $10,387,450 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $184,749 for a net unrealized appreciation of $10,202,701.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2020, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

29  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,098,336	$11,977,410	1,096,378	$11,553,353
Reinvested dividends and distributions	181,550	1,983,762	188,483	1,988,976
Cost of shares redeemed	(1,059,290)	(11,524,535)	(1,531,447)	(16,103,833)
Net change	220,596	2,436,637	(246,586)	(2,561,504)
Class C Shares:
Proceeds from shares sold	37,733	410,890	83,907	884,855
Reinvested dividends and distributions	2,967	32,392	5,101	53,794
Cost of shares redeemed	(197,211)	(2,145,383)	(308,558)	(3,247,106)
Net change	(156,511)	(1,702,101)	(219,550)	(2,308,457)
Class F Shares:
Proceeds from shares sold	87,575	955,535	55,305	585,533
Reinvested dividends and distributions	2,477	27,072	276	2,945
Cost of shares redeemed	(7,633)	(83,055)	(43)	(454)
Net change	82,419	899,552	55,538	588,024
Class I Shares:
Proceeds from shares sold	6,228	68,180	12,281	129,456
Reinvested dividends and distributions	277	3,034	413	4,355
Cost of shares redeemed	(2,989)	(32,597)	(2,395)	(25,347)
Net change	3,516	38,617	10,299	108,464
Class Y Shares:
Proceeds from shares sold	2,001,097	21,856,748	1,289,267	13,629,299
Reinvested dividends and distributions	67,097	733,590	63,840	673,657
Cost of shares redeemed	(1,076,176)	(11,709,647)	(1,663,904)	(17,514,036)
Net change	992,018	10,880,691	(310,797)	(3,211,080)
Total transactions in Trust shares	1,142,038	$12,553,396	(711,096)	$(7,384,553)

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

7. Trustees’ Fees and Expenses

At March 31, 2020, there were 7 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2020 was $63,338. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2020, such meeting-related expenses amounted to $20,902.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2020, the Fund had capital loss carry forwards of $992,234 of which $795,279 retains its character of short-term and $196,955 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$5,380,416	$5,681,096
Ordinary Income	91,388	55,005
	$5,471,804	$5,736,101

As of March 31, 2019, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$281,993
Accumulated net realized loss	(992,234)
Unrealized appreciation	10,202,701
Other temporary differences	(225,107)
$9,267,353

The difference between book basis and tax basis undistributed  income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) are parties to a $40 million credit agreement, which currently terminates on August 26, 2020 (per the August 28, 2019 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended

32  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020 period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

33  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.25	0.26	0.27	0.28	0.30
Net gain (loss) on securities (both realized and unrealized)	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.42	0.43	0.23	(0.03)	0.41
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.26)	(0.27)	(0.28)	(0.30)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.26)	(0.27)	(0.28)	(0.30)
Net asset value, end of period	$10.91	$10.74	$10.57	$10.61	$10.92
Total return (not reflecting sales charge)	3.89%	4.18%	2.18%	(0.30)%	3.85%
Ratios/supplemental data
Net assets, end of period (in millions)	$120	$115	$116	$127	$133
Ratio of expenses to average net assets	0.79%	0.79%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	2.25%	2.51%	2.53%	2.58%	2.78%
Portfolio turnover rate	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.87%	0.86%	0.84%	0.85%	0.85%
Ratio of investment income to average net assets	2.17%	2.43%	2.45%	2.50%	2.70%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.15	0.17	0.18	0.19	0.21
Net gain (loss) on securities (both realized and unrealized)	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.32	0.34	0.14	(0.12)	0.32
Less distributions (note 9):
Dividends from net investment income	(0.15)	(0.17)	(0.18)	(0.19)	(0.21)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.15)	(0.17)	(0.18)	(0.19)	(0.21)
Net asset value, end of period	$10.91	$10.74	$10.57	$10.61	$10.92
Total return (not reflecting sales charge)	3.01%	3.30%	1.31%	(1.14)%	2.97%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$7	$9	$12	$14
Ratio of expenses to average net assets	1.65%	1.63%	1.61%	1.61%	1.62%
Ratio of net investment income to average net assets	1.41%	1.66%	1.68%	1.72%	1.93%
Portfolio turnover rate	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.73%	1.71%	1.69%	1.69%	1.70%
Ratio of investment income to average net assets	1.33%	1.58%	1.60%	1.64%	1.85%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.17	0.24
Total from investment operations	0.43	0.33
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.09)
Distributions from capital gains	—	—
Total distributions	(0.26)	(0.09)
Net asset value, end of period	$10.89	$10.72
Total return	4.08%	3.18%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$1.5	$0.6
Ratio of expenses to average net assets	0.61%	0.63%(2)
Ratio of net investment income to average net assets	2.41%	2.58%(2)
Portfolio turnover rate	6%	9%(2)

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.69%	0.71%(2)
Ratio of investment income to average net assets	2.33%	2.50%(2)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Annualized.

(3)   Not annualized.

See accompanying notes to financial statements.

36  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.74	$10.56	$10.61	$10.92	$10.80
Income (loss) from investment operations:
Net investment income(1)	0.23	0.26	0.26	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	0.17	0.18	(0.05)	(0.31)	0.12
Total from investment operations	0.40	0.44	0.21	(0.05)	0.40
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.26)	(0.26)	(0.26)	(0.28)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.26)	(0.26)	(0.26)	(0.28)
Net asset value, end of period	$10.91	$10.74	$10.56	$10.61	$10.92
Total return	3.74%	4.24%	1.95%	(0.45)%	3.80%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.2	$0.2	$0.1	$0.1	$0.2
Ratio of expenses to average net assets	0.94%	0.83%	0.89%	0.90%	0.92%
Ratio of net investment income to average net assets	2.10%	2.47%	2.41%	2.43%	2.63%
Portfolio turnover rate	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.02%	0.91%	0.97%	0.98%	1.00%
Ratio of investment income to average net assets	2.02%	2.39%	2.33%	2.35%	2.55%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.74	$10.57	$10.61	$10.92	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.29	0.30	0.31
Net gain (loss) on securities (both realized and unrealized)	0.17	0.17	(0.04)	(0.31)	0.11
Total from investment operations	0.43	0.45	0.25	(0.01)	0.42
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.28)	(0.29)	(0.30)	(0.31)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.26)	(0.28)	(0.29)	(0.30)	(0.31)
Net asset value, end of period	$10.91	$10.74	$10.57	$10.61	$10.92
Total return	4.05%	4.34%	2.34%	(0.15)%	4.01%
Ratios/supplemental data
Net assets, end of period (in millions)	$117	$105	$106	$104	$101
Ratio of expenses to average net assets	0.64%	0.64%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	2.40%	2.66%	2.69%	2.73%	2.92%
Portfolio turnover rate	6%	9%	4%	12%	19%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.72%	0.72%	0.69%	0.70%	0.70%
Ratio of investment income to average net assets	2.32%	2.58%	2.61%	2.65%	2.84%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

39  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctorate in Organizational Change and Educational Leadership, University of Southern California (2020); served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

40  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

41  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019

Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

42  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Anthony A. Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

43  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019

Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

44  |  Aquila Narragansett Tax-Free Income Fund

Your Trust’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending(1) Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Ending Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Net Annualized Expense Ratio
A	$1,000	$1,009.30	$3.97	$1,021.05	$3.99	0.79%
C	$1,000	$1,005.00	$8.22	$1,016.80	$8.27	1.64%
F	$1,000	$1,009.30	$3.06	$1,021.95	$3.08	0.61%
I	$1,000	$1,007.60	$4.72	$1,020.30	$4.75	0.94%
Y	$1,000	$1,009.10	$3.21	$1,021.80	$3.23	0.64%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

45  |  Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2019, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $5,380,416 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 98.3% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

46  |  Aquila Narragansett Tax-Free Income Fund

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

CITIZENS INVESTMENT ADVISORS,

A DEPARTMENT OF CITIZENS BANK, N. A.

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-RIAR-0520

Annual Report March 31, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Aquila Tax-Free Fund of Colorado “The Only Thing Certain is Uncertainty” Serving Colorado investors since 1987

May, 2020

Dear Fellow Shareholder:

In these uncertain times, you often can’t tell from one day to the next what is going to happen.  In fact, it seems that the only thing you can be certain of these days is uncertainty.  You just never know what tomorrow will bring.

While no system is foolproof, we want to assure you that we have taken deliberate steps at the Aquila Group of Funds in an endeavor to ensure that there are appropriate safeguards and checks and balances in place to dampen the influence of potential threats to your Fund.

Our experiences with Y2K more than two decades ago, 9/11, the Northeast Blackout (2003), Hurricane Sandy (2012) and many other disruptors have allowed us to continually fine tune and test our business continuity and contingency plans to be used when future disruptive events occur.  The framework of these plans include the capability to reroute telephone calls, access systems and data remotely, and utilize alternate worksites. These plans have been used and modified over time as we have handled the adversities that have come our way.

Given these difficult times, the Aquila Group of Funds remains firmly committed in our pursuit of your Fund’s investment objective which seeks to provide as high a level of double tax-free income as is consistent with capital preservation.  In simple terms, we strive to help protect what you have invested in our Funds while also pursuing the investment objective of double tax-free income.

The investment strategy of Aquila Group of Funds’ municipal bond funds strives to provide a diversified portfolio of high-quality securities, with an intermediate average maturity.

We have continually sought to invest in municipal securities which are high in quality.  In fact, the prospectus of our municipal bond funds specifically limits the portfolio manager to investing in investment grade bonds which are rated within the top four credit ratings - AAA, AA, A and BBB by nationally recognized statistical rating organizations (such as Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings) or unrated bonds deemed to be of equivalent quality. In actuality, although we are permitted to invest in the top four credit ratings, we generally strive to have the majority of our investments within the top two credit ratings – AAA and AA.

These higher credit ratings identify those municipal issues which are deemed to have significant cash flow strength to pay interest when due on a timely basis and to redeem the bonds at maturity.

Additionally, we believe that having an intermediate-term portfolio of municipal bonds tends to moderate the share price fluctuation.  We, therefore, strive to structure each Fund’s portfolio so that some of the bonds have maturities of 1 year, while others have varying maturities of, for example, 20 – 25 years.  Generally, each Fund’s average maturity is kept in the neighborhood of 7 – 12 years.  We believe this keeps the return potential as high as possible while also striving to keep the value of your investment stable.

NOT A PART OF THE ANNUAL REPORT

Furthermore, we have sought to ensure that the investments of each Fund are geographically spread throughout the state as well as over a diverse group of projects or sectors.  This approach of seeking to avoid over-concentration in the Fund’s portfolio of investments is intended to have two benefits.  One is minimizing, as feasible, any adverse effect to the share value should a problem arise with any particular bond.  Second, it helps build and renovate the various kinds of municipal projects (such as hospitals, schools, and roadways) that benefit you, and other citizens, throughout the state.

While the world out there is uncertain indeed, you can count on the certainty that at Aquila Group of Funds, we have planned for times like this, and we plan to continue to provide you with our time-tested investment process, which is designed to provide access to a diversified portfolio of municipal bonds, while seeking to provide as high a level of double tax-free income as possible, with minimal fluctuation in share value.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purposes.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

U.S. Economy

At the end of 2019, the underlying economy in the U.S. was in good health with low unemployment, high business and consumer sentiment, growing personal income, low interest rates, growing asset prices, and relatively mild household debt burdens.  The primary economic concern was a developing trade war with China, which faded following the signing of the Phase One trade deal in January.  Over most of 2019, businesses and manufacturing activity were constrained by a tight labor market and global supply chain disruptions.  Following a shift in Federal Reserve (“Fed”) policy during October, the yield curve returned to a more conventional positive slope to finish 2019.

Earlier this year (2020), the capital markets experienced a dramatic shift in sentiment as speculation regarding the potential economic impact of the coronavirus led to widespread financial market uncertainties.  Economic activity has decreased since the middle of March due to stay-at-home orders to contain the coronavirus.  As a result, the U.S. labor market softened in March with the unemployment rate rising to 4.4%, the highest level since August 2017.  Furthermore, U.S. economic data slowed after economic growth peaked at 3.1% during the first quarter.  Prior to March, real Gross Domestic Product (“GDP”) had settled in at an approximate two percent annual pace.

The Coronavirus Aid, Relief and Economic Stimulus (“CARES”) Act was signed into law on March 27, 2020, providing an unprecedented $2.1 trillion in aid to household, small businesses, markets and state and local governments in dealing with COVID-19.  The CARES Act represents the largest economic stimulus package in U.S. history.  However, due to the developing nature of the pandemic, forecasters are struggling to assess the economic impact.

Municipal Market

Over the 12-month period ended March 31, 2020, the municipal (“muni”) market largely continued previously established trends of slowly tightening credit spreads and a flattening yield curve.  Investors reaching for marginal yield had priced both interest rate risk and credit risk out of the market.  However, this trend came to a startling halt, during the last 30-days of the reporting period as investors struggled to come to terms with the capital markets amidst the uncertainty of the COVID-19 virus.  According to Refinitiv Lipper US Fund Flows data, municipal mutual (and exchange traded fund (“ETF”)) outflows exceeded $12 billion during the seven-day period ended March 18, an unprecedented level of selling that was three times the previous record.  The result was a surge in muni yields as buyers rushed for the shelters of cash, money market funds and US Treasuries to exit the muni market amidst weak bids.  Keep in mind that it was only a few weeks prior that new municipal issues were multiple times oversubscribed with historically low yields.

1  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

The weakness in the municipal market contrasted with the strength in the US Treasury market, resulting in attractive relative value for municipal bonds. This dislocation is most apparent at the short-end of the yield curve, where 1-year municipal bonds changed hands at over 5 times the yield on US Treasuries. This differential was largely driven by monetary stimulus provided to the US Treasury market by the Fed.  As of March 31st, the muni market had yet to gain its traditional footing versus US Treasuries.

The strength in the US Treasury market was largely driven by the Fed, which reactivated monetary policies from the 2008 financial crisis in support of our weakening capital markets. The Fed initially announced its intention to purchase at least $700 billion in asset purchases, of which approximately half of the $500 billion dollar allotment for US Treasury purchases was consumed in the first week.  The Fed also announced support to municipalities through expansion of the Money Market Mutual Fund Liquidity Facility to include variable rate demand notes and bank CDs, with high-quality tax-exempt commercial paper now eligible for the Fed’s commercial paper facility.  On April 9, the Fed introduced a $500 billion Municipal Liquidity Facility designed to help state and local governments manage cash flow interruptions resulting from the virus.

After the initial moves to higher yields, Federal legislation and the return of taxable investors drawn to the attractive relative value of munis led to a reversal of the municipal sell-off.  Recent Federal legislation has reinforced the Federal Government’s

Rates Return to Normal

Muni yields give back much of the increase seen in March sell-off

10-Year Muni Yield
3.0
2.5
2.0
1.5
1.0
1.2
Percent
Oct
Nov
Dec
Jan
Feb
Mar
2019
2020

Source: Bloomberg BVAL

commitment to support the states as they come under extreme financial pressure. Although yields bounced lower, any further upside is tempered by the knowledge that all governments surely will be under pressure to provide for their citizens while the virus runs unconstrained by a vaccine or successful treatment

Colorado Bond Market and Economy

Colorado’s economy expanded through February, 2020, but the spread of COVID-19 and the rapid closures of schools, restaurants, retailers and daily life at the end of March, along with a stay at home order, is expected to have a negative impact on Colorado’s economy.  The length of time the economy contracts due to the pandemic is unknown.

2  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

The Fed has cut interest rates to zero and is injecting liquidity into the financial system to try and prevent a financial crisis.  The Federal Government has passed a massive $2.2 trillion stimulus package.  According to the Colorado Legislative Council (“CLC”), a contraction in consumer and business activity over the next several months is expected, which, if actualized, will reduce revenues in fiscal years 2019-20 and 2020-21.  The initial estimated budget shortfall in fiscal year 2020-21 is between $1-3 billion.  Colorado is expected to receive $2.23 billion in federal aid via the CARES Act passed by Congress for the costs of dealing with COVID-19.

Colorado consumer spending has been curtailed as job losses increase.  A record number of new unemployment claims were filed during the week of March 21, almost two and a half times greater than the previous single week’s record of new claims filed in January 2010 during the Great Recession.  More than 2.6% of the approximately 3.2 million active workers filed unemployment applications, which is higher than the record low 2.5% unemployment rate for February.

Colorado finished 2019 with a record $11 billion tax-exempt municipal bond issuance, 27% higher than the issuance in 2018. January 2019 started the year with $1.6 billion in issuance, but then slowed down through the rest of the first half of the year. The second half of the year accounted for approximately 74% of issuance. Almost 33% of issuance occurred from the healthcare sector, a riskier sector with lower credit quality than a school district or municipality.

Colorado tax-exempt, non-Alternative Minimum Tax (“AMT”), issuance in the first quarter of 2020 decreased approximately 25%, $1.5 billion compared to $2.0 billion for the first quarter of 2019. Issuance was largely driven by the November 2019 general election, during which voters approved $972 million in general obligation bonds across the State compared to the November 2018 election which saw $1.6 billion of issuance approved.

Issuance over the year was highlighted by several transactions in which we participated, including: $352 million Colorado Health Facilities Authority Revenue Bonds, $294 million University of Colorado Enterprise Revenue Bonds and $32 million South Suburban Park and Recreation District Certificates of Participation.  We have also seen an increase of issuance from issuers that have a high energy sector concentration from their top ten taxpayers and have avoided purchasing these issuers due to the dramatic swings in assessed values from changes in energy exploration and production.

Over 40% of the portfolio’s bond holdings (as of March 31st) were allocated to general obligation bonds which rely upon property taxes for repayment.  We do not see any material immediate credit risks for these credits given the stability of the property

3  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

tax funded revenue model and a lack of exposure to significant Coronavirus related expenditure increases for most of these bonds.  Property tax collections in Colorado have been robust over the past year and property values have continued to appreciate.  Nevertheless, the impact of recent stock market declines will likely weigh on future pension contribution rates, which can impact general obligation bonds in a more direct manner than other credit structures.  There are certain credits and sectors, such as higher-education, healthcare, transit related and sales tax backed bonds, where we expect to see limited distress.  The City of Boulder has announced the furlough of 737 employees, the majority of which are seasonal workers, until June 1 and the City of Broomfield has furloughed 230 employees for two months.  Although this environment could lead to ratings downgrades, as with any economic slowdown, we will continue to strive to differentiate ourselves with thorough credit analysis.

Fund Performance

The total return for Aquila Tax-Free Fund of Colorado’s (the “Fund’s”) A share class, based upon net asset value (“NAV”), was 3.03% for the year ended March 31, 2020. The Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) returned 3.09% for the same period.  Fund performance lagged the Index during much of 2019, due to its shorter effective duration of 4.36 years, overweighting of pre-refunded bonds, high credit quality and an underweighting in riskier sectors such as healthcare.  However, these same factors led to outperformance during the last 30-days of the reporting period, resulting in overall performance similar to the Index.  Although our 11.6% (as of March 31st) exposure to pre-refunded bonds inhibited performance during most of the year, these bonds provided valuable liquidity during a highly uncertain period.  As a part of our overall defensive portfolio strategy, we seek to continue to maintain a heightened exposure to pre-refunded bonds as a source of liquidity and current yield.  Furthermore, given the uncertainty of our current economic and health conditions, these holdings could, once again, provide stability.

Fund Strategy

Our portfolio had, and continues to hold, over 90% AA or higher credit quality, due to currently narrow credit spreads in the municipal market. Considering the current status of economic conditions, should credit spreads widen, we would consider strategically adding lower investment grade holdings to provide greater value.  Similarly, should the yield curve steepen, we would consider slightly lengthening duration to take advantage of higher rates.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

4  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Some interest rates are very low and in some cases yields are negative. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado (the “Fund”) for the 10-year period ended March 31, 2020 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(1.13)%	1.20%	2.70%	4.70%
Without Sales Charge	3.03	2.03	3.12	4.83
Class C since 4/30/96
With CDSC*	1.06	1.07	2.15	2.95
Without CDSC	2.06	1.07	2.15	2.95
Class Y since 4/30/96
No Sales Charge	2.98	2.06	3.16	4.06
Bloomberg Barclays Quality Index	3.09	2.45	3.25	5.08	(Class A)
				4.35	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund of Colorado:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund of Colorado (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 1, 2020

7  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS MARCH 31, 2020

Principal Amount	General Obligation Bonds (39.4%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (0.5%)
	Englewood, Colorado
$ 1,000,000	5.000%, 12/01/30	NR/AA+/NR	$ 1,250,540

	Metropolitan District (2.3%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,843,334
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,188,000
	Poudre Tech Metropolitan District, Colorado Unlimited Property Tax Supported Revenue Refunding & Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA/NR	2,033,561
	Total Metropolitan District		6,064,895

	School Districts (36.1%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa2/AA/NR	3,511,800
1,000,000	5.000%, 12/15/25	Aa2/AA/NR	1,206,140
1,435,000	5.000%, 12/15/29	Aa2/AA/NR	1,755,163
1,000,000	5.500%, 12/15/31	Aa2/AA/NR	1,323,840
3,150,000	5.000%, 12/15/32	Aa2/AA/NR	3,819,217
	Adams County, Colorado School District #50
1,000,000	4.000%, 12/01/23	Aa2/AA/NR	1,072,070
3,000,000	4.000%, 12/01/24	Aa2/AA/NR	3,214,500
	Adams & Arapahoe Counties, Colorado Joint School District #28J
1,000,000	5.000%, 12/01/30	Aa2/NR/AA	1,207,180

8  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Adams & Weld Counties, Colorado School District #27J
$ 1,030,000	5.000%, 12/01/22	Aa2/AA/NR	$ 1,134,947
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,199,340
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,172,260
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,266,912
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,641,243
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,442,387
	Arapahoe County, Colorado School District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,753,605
	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,212,520
	Boulder, Larimer & Weld Counties, Colorado Series A
2,000,000	5.000%, 12/15/24	Aa2/AA+/NR	2,348,200
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa2/AA+/NR	2,460,560
	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J Series C
1,000,000	5.000%, 12/15/29	Aa2/AA+/NR	1,225,980
	Costilla County, Colorado School District No. R-30 Sierra Grande
2,180,000	5.000%, 12/01/32	Aa2/NR/NR	2,786,084
	Denver, Colorado City & County School District No. 1
3,000,000	4.000%, 12/01/26	Aa1/AA+/AA+	3,130,410
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,442,560
	Denver, Colorado City & County School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa1/AA+/AA+	2,346,500
4,000,000	5.000%, 12/01/27	Aa1/AA+/AA+	4,667,240

9  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Douglas County, Colorado School District No. RE 1, Douglas & Elbert Counties Series B
$ 1,000,000	5.000%, 12/15/31	Aa1/NR/AA+	$ 1,283,220
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,170,000	5.000%, 12/01/25	Aa2/AA/NR	1,326,148
1,000,000	5.000%, 12/01/29	Aa2/AA/NR	1,212,090
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,564,340
	El Paso County, Colorado School District #20 Refunding
1,945,000	4.375%, 12/15/23	Aa2/NR/NR	2,048,027
2,255,000	5.000%, 12/15/29	Aa2/NR/NR	2,766,186
1,250,000	5.000%, 12/15/31	Aa2/NR/NR	1,521,762
	Garfield, Pitkin, & Eagle Counties, Colorado School District #RE-1 Roaring Fork
1,600,000	5.000%, 12/15/27	Aa2/NR/NR	1,917,152
	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa2/AA/NR	2,784,765
1,500,000	5.000%, 12/15/30	Aa2/AA/NR	1,930,260
2,600,000	5.000%, 12/15/31	Aa2/AA/NR	3,336,372
	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,150,660
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,198,220
1,000,000	5.000%, 12/15/30	Aa2/NR/AA+	1,286,840
800,000	5.000%, 12/15/30	Aa2/NR/NR	1,029,472

10  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
$ 1,500,000	4.250%, 12/15/24	Aa2/NR/NR	$ 1,618,680
	Mesa County, Colorado Valley School District No. 051, Grand Junction Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,411,960
	Pueblo County, Colorado School District No. 60
2,000,000	5.000%, 12/15/30	Aa2/AA/NR	2,635,020
	San Miguel County, Colorado School District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa2/AA/NR	1,233,590
	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa1/NR/NR	2,088,520
2,000,000	5.000%, 12/01/28	Aa1/NR/NR	2,455,360
	Total School Districts		96,139,302

	Water & Sewer (0.5%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,335,886
	Total General Obligation Bonds		104,790,623

	Revenue Bonds (46.0%)
	Airport (1.7%)
	Denver, Colorado City & County Airport Revenue System, Series A
4,340,000	5.000%, 11/15/24	A1/A+/AA-	4,423,458

	City & County (1.2%)
	Denver, Colorado City & County COP, Convention Center Expansion Project Series 2018A
1,500,000	5.000%, 06/01/30	Aa2/AA+/AA+	1,793,325

11  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (continued)
	Grand Junction, Colorado COP
$ 1,000,000	5.000%, 12/01/31	NR/AA-/NR	$ 1,296,790
	Total City & County		3,090,115

	Electric (2.9%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA+/AA	1,195,010
295,000	4.750%, 11/15/27	Aa2/AA+/NR	295,841
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A-1
835,000	4.000%, 11/15/26	Aa2/AA+/AA	849,846
840,000	4.000%, 11/15/27	Aa2/AA+/AA	853,574
	Colorado Springs, Colorado Utilities Revenue Refunding Series B
2,600,000	5.000%, 11/15/23	Aa2/AA+/AA	2,857,140
	Estes Park, Colorado Power & Communications Enterprise Revenue Refunding & Improvement Series 2019A
1,310,000	5.000%, 11/01/30	NR/A+/NR	1,681,411
	Total Electric		7,732,822

	Higher Education (14.2%)
	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
935,000	5.000%, 09/01/22	A2/A+/NR	949,296
	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	907,648
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	8,085,420
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,215,170

12  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Colorado School of Mines Institutional Enterprise, Series B
$ 1,845,000	5.000%, 12/01/29	A1/A+/NR	$ 2,288,446
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Arapahoe Community College, Series 2017A
1,000,000	5.000%, 11/01/30	Aa3/NR/NR	1,237,810
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, System Wide Refunding, Series 2019A
1,110,000	5.000%, 11/01/30	Aa3/NR/NR	1,438,305
1,710,000	5.000%, 11/01/32	Aa3/NR/NR	2,201,215
835,000	5.000%, 11/01/33	Aa3/NR/NR	1,072,549
	Colorado State Board of Governors University Enterprise System, Series C
2,905,000	5.000%, 03/01/26 SHEIP Insured	Aa2/AA/NR	3,436,644
1,250,000	5.000%, 03/01/28 SHEIP Insured	Aa2/AA/NR	1,557,525
2,100,000	5.000%, 03/01/29 SHEIP Insured	Aa2/AA/NR	2,617,461
	University of Colorado Enterprise System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	3,086,989
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa1/NR/AA+	1,419,518
	University of Colorado Enterprise System, Series A-1
2,000,000	5.000%, 06/01/28	Aa1/NR/AA+	2,554,640
	University of Colorado Enterprise System, Series 2019B
1,000,000	5.000%, 06/01/32	Aa1/NR/AA+	1,266,350
1,000,000	5.000%, 06/01/33	Aa1/NR/AA+	1,263,130
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25 SHEIP Insured	Aa2/AA/NR	1,148,180
	Total Higher Education		37,746,296

13  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Hospital (0.5%)
	Colorado Health Facilities Authority, Sanford
$ 1,000,000	5.000%, 11/01/30 Series 2019A	NR/A+/A+	$ 1,277,440

	Lease (10.4%)
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,353,815
	Brighton, Colorado COP Refunding Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,908,175
	Colorado State BEST COP Series K
3,500,000	5.000%, 03/15/30	Aa2/AA-/NR	4,295,585
2,500,000	5.000%, 03/15/31	Aa2/AA-/NR	3,059,475
	Colorado State BEST COP Series M
2,000,000	5.000%, 03/15/31	Aa2/AA-/NR	2,499,540
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,072,954
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,281,248
	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,821,844
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,640,268
	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,184,350
	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	3,001,326

14  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Lease (continued)
	South Suburban Park and Recreation District, Colorado COP
$ 1,000,000	5.000%, 12/15/31	NR/AA-/NR	$ 1,263,670
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP, Series 2014
750,000	4.500%, 12/01/26	Aa3/NR/NR	851,040
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,509,141
	Total Lease		27,742,431

	Sales Tax (3.6%)
	Boulder, Colorado General Fund Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AAA/NR	2,384,119
	Broomfield, Colorado Sales & Use Tax
1,000,000	5.000%, 12/01/30	Aa3/NR/NR	1,246,450
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,099,489
	City of Fruita, Colorado Sales & Use Tax
1,110,000	4.000%, 10/01/33	NR/AA-/NR	1,267,453
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	Aa3/AA/NR	1,183,080
	Pueblo, Colorado Urban Renewal Authority, Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,329,275
	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/AA-/NR	1,166,878
	Total Sales Tax		9,676,744

15  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (2.4%)
	Regional Transportation District, Colorado COP, Series A
$ 2,000,000	5.000%, 06/01/26	Aa3/AA-/AA-	$ 2,359,020
	Regional Transportation District, Colorado Sales Tax Refunding, Fastracks Project Series 2013A
3,000,000	5.000%, 11/01/32	Aa2/AA+/AA	4,140,450
	Total Transportation		6,499,470

	Water & Sewer (9.1%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,547,383
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,190,146
	Broomfield, Colorado Sewer and Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	Aa3/NR/NR	2,069,484
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,700,195
	Broomfield, Colorado Water Activity Enterprise
3,385,000	5.000%, 12/01/21	Aa3/NR/NR	3,602,588
	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,107,956
	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,047,060
	Denver, Colorado City and County Board Water Commissioners, Series B
850,000	5.000%, 09/15/29	Aaa/AAA/AAA	1,072,683
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,072,564
	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,571,857

16  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
$ 1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA+/NR	$ 1,078,400
1,000,000	4.000%, 11/01/33	NR/AA+/NR	1,199,610
	Thornton, Colorado Water Enterprise Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,162,528
	Woodmoor, Colorado Water & Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,697,575
	Total Water & Sewer		24,120,029
	Total Revenue Bonds		122,308,805

	Pre-Refunded Bonds (11.2%)††
	Pre-Refunded General Obligation Bonds (0.7%)
	Metropolitan Districts (0.7%)
	Meridian Metropolitan District, Colorado Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,734,422

	Pre-Refunded Revenue Bonds (10.5%)
	Electric (0.6%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A-1
165,000	4.000%, 11/15/26	NR/NR/NR*	167,996
160,000	4.000%, 11/15/27	NR/NR/NR*	162,906
	Colorado Springs, Colorado Utilities Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA+/AA	1,168,470
	Total Electric		1,499,372

17  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Funded Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (5.9%)
	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
$ 765,000	5.000%, 09/01/22	NR/NR/NR*	$ 777,248
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,661,176
	Colorado State Board of Governors University Enterprise System, Series A
2,300,000	5.000%, 03/01/25 SHEIP Insured	Aa2/AA/NR	2,472,592
	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa1/NR/AA+	1,467,663
	University of Colorado Enterprise System, Series A
2,000,000	4.750%, 06/01/27	Aa1/NR/AA+	2,086,780
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
2,810,000	5.000%, 06/01/26 SHEIP Insured	Aa2/AA/NR	2,938,024
2,940,000	5.000%, 06/01/28 SHEIP Insured	Aa2/AA/NR	3,073,946
	Western State College, Colorado Institutional Enterprise, Series A
1,160,000	5.000%, 05/15/24 SHEIP Insured	Aa2/AA/NR	1,165,429
	Total Higher Education		15,642,858

	Lease (3.3%)
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa2/NR/NR	2,046,180
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,092,490
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,655,880
	Total Lease		8,794,550

18  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Funded Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Sales Tax (0.7%)
	Grand Junction, Colorado General Fund
$ 1,900,000	5.000%, 03/01/23	NR/AA/NR	$ 2,005,032
	Total Pre-Refunded Revenue Bonds		27,941,812
	Total Pre-Refunded Bonds		29,676,234
	Total Municipal Bonds (cost $245,851,350)		256,775,662

Shares	Short-Term Investment (2.3%)
6,220,146	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.22%** (cost $6,220,146)	Aaa-mf/AAAm/NR	6,220,146

	Total Investments (cost $252,071,496 note 4)	98.9%	262,995,808
	Other assets less liabilities	1.1	2,889,776
	Net Assets	100.0%	$ 265,885,584

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	2.2%
Pre-refunded bonds ††	11.6
Aa of Moody's or AA of S&P or Fitch	78.8
A of Moody's or S&P or Fitch	7.4
100.0%

19  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMAC -Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this tab do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2020

ASSETS
Investments at value (cost $252,071,496)	$262,995,808
Interest receivable	3,084,386
Receivable for Fund shares sold	174,407
Other assets	33,874
Total assets	266,288,475

LIABILITIES
Payable for Fund shares redeemed	127,912
Management fee payable	108,272
Dividends payable	77,428
Distribution and service fees payable	161
Accrued expenses payable	89,118
Total liabilities	402,891
NET ASSETS	$265,885,584

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$251,636
Additional paid-in capital	256,615,469
Total distributable earnings	9,018,479
$265,885,584
CLASS A
Net Assets	$185,943,651
Capital shares outstanding	17,606,809
Net asset value and redemption price per share	$10.56
Maximum offering price per share (100/96 of $10.56)	$11.00

CLASS C
Net Assets	$8,268,490
Capital shares outstanding	784,551
Net asset value and offering price per share	$10.54

CLASS Y
Net Assets	$71,673,443
Capital shares outstanding	6,772,195
Net asset value, offering and redemption price per share	$10.58

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2020

Investment Income
Interest Income		$7,404,951
Expenses
Management fees (note 3)	$1,343,631
Distribution and service fees (note 3)	175,616
Legal fees	121,783
Transfer and shareholder servicing agent fees	108,947
Trustees’ fees and expenses (note 7)	97,656
Registration fees and dues	26,178
Auditing and tax fees	23,900
Shareholders’ reports	21,584
Insurance	12,820
Custodian fees	10,624
Chief compliance officer services (note 3)	10,207
Line of credit commitment fee (note 10)	5,963
Miscellaneous	50,245
Total Expenses	2,009,154

Management fees waived (note 3)	(53,745)
Net expenses		1,955,409
Net investment income		5,449,542

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	63,556
Change in unrealized appreciation on investments	2,345,296
Net realized and unrealized gain (loss) on investments		2,408,852
Net change in net assets resulting from operations		$7,858,394

See accompanying notes to financial statements.

22  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income	$5,449,542	$6,294,690
Net realized gain (loss) from securities transactions	63,556	(250,924)
Change in unrealized appreciation on investments	2,345,296	4,006,658
Change in net assets resulting from operations	7,858,394	10,050,424

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(3,837,697)	(4,459,102)

Class C Shares	(90,204)	(174,388)

Class Y Shares	(1,518,382)	(1,658,020)
Change in net assets from distributions	(5,446,283)	(6,291,510)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	34,316,327	42,655,633
Reinvested dividends and distributions	4,375,493	4,952,336
Cost of shares redeemed	(42,249,206)	(71,502,581)
Change in net assets from capital share transactions	(3,557,386)	(23,894,612)
Change in net assets	(1,145,275)	(20,135,698)

NET ASSETS:
Beginning of period	267,030,859	287,166,557
End of period	$265,885,584	$267,030,859

See accompanying notes to financial statements.

23  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS MARCH 31, 2020

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund of Colorado), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

24  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$6,220,146
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	256,775,662
Level 3 – Significant Unobservable Inputs	—
Total	$262,995,808
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017 – 2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

25  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund. The Manager has contractually agreed to waive fees through September 30, 2020 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Adviser’s contractual fee waiver such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets

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AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020 above $1 billion. This contractual undertaking is currently in effect until September 30, 2020. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2020, the Fund incurred management fees of $1,343,631 of which $53,745 was waived under the contractual fee waiver.

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. For the period April 1, 2019 to November 30, 2019, the Sub-Adviser contractually agreed to waive its fee such that its annual rate of fees was at 0.18% of net assets of the Fund up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billion.  Starting December 1, 2019, the Sub-Adviser has contractually agreed to waive its fee through September 30, 2020 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05%. For the year ended March 31, 2020, distribution fees on Class A Shares amounted to $93,080 of which the Distributor retained $5,255.

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AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $61,902. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $20,634. The total of these payments with respect to Class C Shares amounted to $82,536 of which the Distributor retained $20,468.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2020, total commissions on sales of Class A Shares amounted to $70,733 of which the Distributor received $15,135.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases of securities and proceeds from the sales of securities aggregated $35,295,991 and $37,176,004, respectively.

At March 31, 2020, the aggregate tax cost for all securities was $252,065,056. At March 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $10,946,521 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $15,769 for a net unrealized appreciation of $10,930,752.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations.  At March 31, 2020, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

28  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,173,674	$12,394,400	2,006,988	$20,656,234
Reinvested dividends and distributions	303,272	3,212,928	353,566	3,642,341
Cost of shares redeemed	(1,810,602)	(19,109,103)	(3,395,374)	(34,894,845)
Net change	(333,656)	(3,501,775)	(1,034,820)	(10,596,270)

Class C Shares:
Proceeds from shares sold	194,797	2,060,791	221,827	2,268,707
Reinvested dividends and distributions	7,969	84,203	15,015	154,222
Cost of shares redeemed	(324,099)	(3,409,613)	(818,367)	(8,381,672)
Net change	(121,333)	(1,264,619)	(581,525)	(5,958,743)

Class Y Shares:
Proceeds from shares sold	1,874,115	19,861,136	1,912,487	19,730,692
Reinvested dividends and distributions	101,514	1,078,362	111,901	1,155,773
Cost of shares redeemed	(1,867,652)	(19,730,490)	(2,736,692)	(28,226,064)
Net change	107,977	1,209,008	(712,304)	(7,339,599)
Total transactions in Fund shares	(347,012)	$(3,557,386)	(2,328,649)	$(23,894,612)

7. Trustees’ Fees and Expenses

At March 31, 2020, there were 7 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2020 was $73,008. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings

29  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

(such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2020, such meeting-related expenses amounted to $24,648.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.  At March 31, 2020, the Fund had capital loss carry forwards of $1,925,753 of which $1,758,365 retains its character of short-term and $167,388 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$5,368,189	$6,267,404
Ordinary Income	78,094	24,106
	$5,446,283	$6,291,510

30  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$90,908
Unrealized appreciation	10,930,752
Accumulated net realized loss	(1,925,753)
Other temporary differences	(77,428)
$9,018,479

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) are parties to a $40 million credit agreement, which currently terminates on August 26, 2020 (per the August 28, 2019 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

31  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.46	$10.31	$10.51	$10.83	$10.80
Income from investment operations:
Net investment income(1)	0.22	0.24	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.10	0.15	(0.20)	(0.33)	0.03
Total from investment operations	0.32	0.39	0.06	(0.05)	0.34
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.24)	(0.26)	(0.27)	(0.31)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.22)	(0.24)	(0.26)	(0.27)	(0.31)
Net asset value, end of period	$10.56	$10.46	$10.31	$10.51	$10.83
Total return (not reflecting sales charge)	3.03%	3.86%	0.55%	(0.44)%	3.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$186	$188	$196	$208	$220
Ratio of expenses to average net assets	0.71%	0.70%	0.68%	0.68%	0.67%
Ratio of net investment income to average net assets	2.04%	2.35%	2.47%	2.57%	2.89%
Portfolio turnover rate	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.73%	0.72%	0.70%	0.70%	0.69%
Ratio of investment income to average net assets	2.02%	2.33%	2.45%	2.55%	2.87%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.44	$10.29	$10.49	$10.80	$10.78
Income from investment operations:
Net investment income(1)	0.12	0.14	0.16	0.17	0.21
Net gain (loss) on securities (both realized and unrealized)	0.10	0.15	(0.20)	(0.31)	0.02
Total from investment operations	0.22	0.29	(0.04)	(0.14)	0.23
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.14)	(0.16)	(0.17)	(0.21)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.12)	(0.14)	(0.16)	(0.17)	(0.21)
Net asset value, end of period	$10.54	$10.44	$10.29	$10.49	$10.80
Total return (not reflecting CDSC)	2.06%	2.88%	(0.41)%	(1.29)%	2.18%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$9	$15	$21	$24
Ratio of expenses to average net assets	1.66%	1.65%	1.63%	1.62%	1.62%
Ratio of net investment income to average net assets	1.09%	1.40%	1.52%	1.62%	1.94%
Portfolio turnover rate	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.68%	1.67%	1.65%	1.64%	1.64%
Ratio of investment income to average net assets	1.07%	1.38%	1.50%	1.60%	1.92%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.49	$10.34	$10.54	$10.86	$10.83
Income from investment operations:
Net investment income(1)	0.22	0.25	0.27	0.28	0.32
Net gain (loss) on securities (both realized and unrealized)	0.09	0.15	(0.20)	(0.32)	0.02
Total from investment operations	0.31	0.40	0.07	(0.04)	0.34
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.25)	(0.27)	(0.28)	(0.31)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.22)	(0.25)	(0.27)	(0.28)	(0.31)
Net asset value, end of period	$10.58	$10.49	$10.34	$10.54	$10.86
Total return	2.98%	3.90%	0.61%	(0.38)%	3.24%
Ratios/supplemental data
Net assets, end of period (in millions)	$72	$70	$76	$83	$79
Ratio of expenses to average net assets	0.66%	0.65%	0.63%	0.63%	0.62%
Ratio of net investment income to average net assets	2.09%	2.40%	2.52%	2.62%	2.94%
Portfolio turnover rate	13%	7%	9%	11%	10%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	0.68%	0.67%	0.65%	0.65%	0.64%
Ratio of investment income to average net assets	2.07%	2.38%	2.50%	2.60%	2.92%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees(5)

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

35  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)(5)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctorate in Organizational Change and Educational Leadership, University of Southern California (2020); served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

36  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)(5)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

37  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019

Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

38  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Anthony A. Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

39  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019

Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

40  |  Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending(1) Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Ending Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Net Annualized Expense Ratio
A	$1,000	$1,006.90	$3.56	$1,021.45	$3.59	0.71%
C	$1,000	$1,002.20	$8.31	$1,016.70	$8.37	1.66%
Y	$1,000	$1,006.30	$3.31	$1,021.70	$3.34	0.66%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

41  |  Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2019, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $5,368,189 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 98.6% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

42  |  Aquila Tax-Free Fund of Colorado

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-COAR-0520

Annual Report March 31, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Tentative* Date for Your 2020 Shareholder Meeting

Tuesday, September 29, 2020

Little America Hotel, Salt Lake City, UT

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting. Thank you for your understanding while we navigate these difficult times.

Aquila Tax-Free Fund For Utah “The Only Thing Certain is Uncertainty” Serving Utah investors since 1992

May, 2020

Dear Fellow Shareholder:

In these uncertain times, you often can’t tell from one day to the next what is going to happen.  In fact, it seems that the only thing you can be certain of these days is uncertainty.  You just never know what tomorrow will bring.

While no system is foolproof, we want to assure you that we have taken deliberate steps at the Aquila Group of Funds in an endeavor to ensure that there are appropriate safeguards and checks and balances in place to dampen the influence of potential threats to your Fund.

Our experiences with Y2K more than two decades ago, 9/11, the Northeast Blackout (2003), Hurricane Sandy (2012) and many other disruptors have allowed us to continually fine tune and test our business continuity and contingency plans to be used when future disruptive events occur.  The framework of these plans include the capability to reroute telephone calls, access systems and data remotely, and utilize alternate worksites. These plans have been used and modified over time as we have handled the adversities that have come our way.

Given these difficult times, the Aquila Group of Funds remains firmly committed in our pursuit of your Fund’s investment objective which seeks to provide as high a level of double tax-free income as is consistent with capital preservation.  In simple terms, we strive to help protect what you have invested in our Funds while also pursuing the investment objective of double tax-free income.

The investment strategy of Aquila Group of Funds’ municipal bond funds strives to provide a diversified portfolio of high-quality securities, with an intermediate average maturity.

We have continually sought to invest in municipal securities which are high in quality.  In fact, the prospectus of our municipal bond funds specifically limits the portfolio manager to investing in investment grade bonds which are rated within the top four credit ratings - AAA, AA, A and BBB by nationally recognized statistical rating organizations (such as Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings) or unrated bonds deemed to be of equivalent quality. In actuality, although we are permitted to invest in the top four credit ratings, we generally strive to have the majority of our investments within the top two credit ratings – AAA and AA.

These higher credit ratings identify those municipal issues which are deemed to have significant cash flow strength to pay interest when due on a timely basis and to redeem the bonds at maturity.

Additionally, we believe that having an intermediate-term portfolio of municipal bonds tends to moderate the share price fluctuation.  We, therefore, strive to structure each Fund’s portfolio so that some of the bonds have maturities of 1 year, while others have varying maturities of, for example, 20 – 25 years.  Generally, each Fund’s average maturity is kept in the neighborhood of 7 – 12 years.  We believe this keeps the return potential as high as possible while also striving to keep the value of your investment stable.

NOT A PART OF THE ANNUAL REPORT

Furthermore, we have sought to ensure that the investments of each Fund are geographically spread throughout the state as well as over a diverse group of projects or sectors.  This approach of seeking to avoid over-concentration in the Fund’s portfolio of investments is intended to have two benefits.  One is minimizing, as feasible, any adverse effect to the share value should a problem arise with any particular bond.  Second, it helps build and renovate the various kinds of municipal projects (such as hospitals, schools, and roadways) that benefit you, and other citizens, throughout the state.

While the world out there is uncertain indeed, you can count on the certainty that at Aquila Group of Funds, we have planned for times like this, and we plan to continue to provide you with our time-tested investment process, which is designed to provide access to a diversified portfolio of municipal bonds, while seeking to provide as high a level of double tax-free income as possible, with minimal fluctuation in share value.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purposes.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund For Utah ANNUAL REPORT Management Discussion Serving Utah investors since 1992

Introduction

The municipal bond market enjoyed a steady combination of positive investment inflows and moderately declining yields in the first 11 months of the reporting period for the fiscal year-end March 31, 2020, but quickly encountered significant volatility and outflows during a short window in March 2020 as the global coronavirus pandemic (“COVID-19”) took hold in the United States.  The net outcome for the 12 months ended March 31, 2020 was a modest decline in benchmark municipal bond yields for the reporting period.   During the reporting period, Bloomberg Barclays 10-Year AA municipal bond yields declined from 1.88% to 1.44%.  As a result, Aquila Tax-Free Fund For Utah (“ATFFU”) posted a positive total return comprised of both stable tax-free income distributions and slight share price (net asset value or “NAV”) appreciation.

During the reporting period the Federal Reserve (the “Fed”) initiated a modest easing approach mid-year which was followed up by significant emergency policy actions in March 2020, that included reducing the Fed Funds target rate range to 0% - 0.25%.  This led to a sharp decline across the U.S. Treasury bond yield curve.  For the 12-month period ending March 31, 2020, the yield on the 10-Year U.S. Treasury bond declined from 2.41% to 0.74%, and the yield on the 30-Year U.S. Treasury bond declined from 2.81% to 1.36%.

Municipal bond mutual funds in aggregate had experienced 48 consecutive weeks of positive inflows from the start of the fiscal year 2020.  However, the abrupt and sharp decline in municipal bond prices in mid-March 2020 led to accelerated net fund outflows totaling $41.75 billion.  Municipal bond prices began to recover and stabilize towards the end of March which allowed municipal bond yields to finish lower (and prices higher) at the end of the 12-month period ending March 31, 2020.

U.S. Economy

The trends of moderating growth and subdued inflation that we expected to persist at the start of the fiscal year 2020, came to fruition as the economy, as measured by Gross Domestic Product (“GDP”) grew only 2.3% in 2019, down from 2.9% in 2018.  In addition, most measures of inflation remained under the Federal Reserve Board target rate of 2%.  This included the headline Consumer Price Index (“CPI”) which increased only 1.5% for the 12 months ended February 2020, and the Personal Consumption Expenditures (“PCE”) core price index which measured 1.82% at the end of February 2020.

These moderating growth and inflation trends had already swayed the Fed to abandon its self-imposed “pause” in raising interest rates and instead initiate a new easing campaign mid-year 2019.  The Fed cumulatively reduced its benchmark rate by a total of 75 basis points (a basis point is equal to 0.01% of 1/100th of 1 percent) over three consecutive meetings from July 31 to October 30, 2019, at which time it signaled its intention to put further action on hold until the end of 2020.  However, the arrival of COVID-19 in the United States in February and subsequent acceleration of its spread spurred the Fed to conduct two emergency rate cuts of 50 basis points on March 3, 2020 and 100 basis points

1  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

on March 15, 2020.  These maneuvers effectively reduced the benchmark borrowing rate to zero.  More importantly, they paved the way for a series of historic monetary and fiscal policy interventions intended to offset the effects of the nationwide “stay at home” directives that had been put into place to flatten the curve of the coronavirus pandemic and stem the spread of COVID-19 hospitalizations and deaths.

On March 27th, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a $2.3 trillion coronavirus stimulus package, the largest such fiscal stimulus bill in American history, was signed into law.  The package was designed to provide a safety net for those most greatly impacted by the shutdown of the U.S. economy and provide fiscal relief including direct cash payments to individuals and the extension of a host of credit and liquidity facilities and loan programs to small businesses and corporations.

Municipal Market

Attractive borrowing costs and increased economic feasibility of taxable issuance helped overall National municipal issuance to rise 21.9% to $421.7 billion in 2019, up from $346 billion in 2018.  The year-over-year revival in the new issue market was not surprising as we had expected that attractive borrowing costs for capital projects and increasing infrastructure repair and expansion needs would spur local municipal bond issuance.  New issuance during the first three months of 2020 increased 12% nationally to $89.5 billion.  The impact of the coronavirus pandemic was felt sharply in the muni market in March 2020, as new issues plummeted.  Only $16.99 billion of new issues sold nationally in the month of March, the lowest since March 1997.

In 2019, overall new issuance of bonds in Utah was down 2.5% from the prior year. The drop in tax-exempt issuance is even more dramatic when taxable municipal issuance is taken into account. Taxable municipal bond issuance accounted for 23% of Utah’s total issuance, the average taxable issuance in Utah is approximately 5%. The majority of the taxable municipal issuance was issued to refinance tax-exempt debt, which helped the balance sheets of those issuers.  In the first quarter of 2020, total bond issuance in Utah was up 20%, and taxable municipal bond issuance was over 21%.

The CARES Act passed at the end of the Fund’s fiscal year 2020, and featured several funding mechanisms that provide $150 billion in direct support to towns and local governments plus $274 billion in state and local aid targeted towards sectors of the economy that comprise a significant portion of the municipal bond market.  This included $100 billion directed towards hospitals and healthcare providers who are on the frontlines of the coronavirus pandemic.  It features direct grants to hospitals to offset revenue losses and increased Medicare reimbursement for hospitals treating COVID-19 patients, a $32 billion Education Stabilization Fund for K-12 and Higher Education needs, $25 billion for Mass Transit, and $10 billion for the Nation’s airports.

This historic package of $424 billion in support is one of the first steps being taken at the Federal level of government to help state and local municipal governments weather what is expected to be a significant contraction in the economy, which is expected to result in revenue shortfalls.  Fortunately, municipalities have been riding an almost decade long trend of economic growth that has allowed the majority to build up “rainy day” funds and other reserves that can mitigate the degree of fiscal stress anticipated by the closure of a wide swath of the Nation’s economy.

2  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Utah Economy

The State of Utah experienced employment growth in 2019 of 3%, which continues to rank Utah as one of the top states in the Nation in job growth. The additional 45,417 jobs have brought the total employment in Utah to approximately 1.52 million.  One of the industries in Utah with the largest increase in new jobs is the Information Technology Sector, with a job increase of 3.6%. Commonly referred to as the Silicon Slopes, this sector saw the highest increase of salaries paid at an impressive 11.6%.

Prior to the COVID-19- virus outbreak, the outlook for Utah’s economy looked bright. The $2.3 billion of construction permits issued in 2019, was the second highest ever.  Estimates for permits for 2020, prior to the virus outbreak, exceeded $2 billion.

Fund Performance

One Year Total Return 03/31/20
Aquila Tax-Free Fund For Utah
Class A Share (without sales charge)	3.72%
Class Y Share	3.82%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	3.09%

Aquila Tax-Free Fund For Utah Characteristics 03/31/20:

	Modified Duration	Effective Duration
ATFFU	4.64	4.89
Bloomberg Barclays Quality Intermediate Municipal Bond Index	4.12	4.22

The Fund outperformed the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) for each of the following time periods ended March 31, 2020:  one-year, by 51 basis points, 3-years by 15 basis points and 5-years by 18 basis points. The Fund’s longer duration was beneficial for investors as interest rates declined throughout the last Fiscal year.

The Fed’s unprecedented actions in March to provide liquidity to markets after the COVID-19 outbreak had a slight effect on the Fund’s portfolio. The Fund began fiscal year 2020 with an average life of 10.40 years and modified duration of 4.43 years. The Fund ended fiscal year 2020 with an average life of 9.75 years and a modified duration of 4.64 years. The rise in duration and the drop in average life, in our opinion, aides in mitigating market volatility.

Outlook and Strategy

In the last fiscal year, the Fund posted an attractive total return which included both tax-free income and modest share price appreciation.  Our approach to actively managing the Fund also strives to achieve tax efficiency.

3  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

We expect the next year to be characterized by significant swings in both economic activity and investor sentiment.  The extraordinary measures taken at both the Federal and State/Local levels of government to limit the spread of COVID-19 and “flatten the curve” of new cases make traditional economic forecasting methods and practices much less precise than in other periods of economic disruption.  Economists and investment strategists alike anticipate unemployment rates reaching double digit levels and joblessness to eclipse what was experienced in the Great Recession in 2008. There are two important factors in balancing this outlook. First and foremost are the historic levels of economic stimulus – both fiscal and monetary – that are being deployed across the economy.  The second is the broader accepted view among economists and investment strategists that the economy is in a greater position to respond to these stimulus efforts and recover more quickly than it was coming out of the 2008 Great Recession.

We believe the Fund is well positioned to respond to further volatility and potential spikes in interest rates. The Fund’s high quality, intermediate focus, in our opinion, has held up well versus our competitors and longer maturity, low credit quality strategies.  The broad degree of portfolio diversification the Fund has achieved across maturities, issuers, and bond structures helps, in or view, to both enhance the liquidity of the Fund and minimize volatility. In particular, the Fund’s holdings of shorter maturity bonds provide a “ballast” that can be redeployed to longer maturities should interest rates increase, or towards value-added investment grade credit opportunities that may arise as the coronavirus pandemic subsides and the Utah economy shifts and becomes less “socially distanced”.  We expect to maintain the Fund’s same high quality emphasis, while surveilling the broader Utah municipal market in search of value that can support the Fund’s present income and principal stability characteristics.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low and in some cases yields are negative. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

4  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah (the “Fund”) for the 10-year period ended March 31, 2020 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund For Utah may invest.

	Average Annual Total Return for periods ended March 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 7/24/92
With Maximum Sales Charge	(0.42)%	1.76%	3.56%	4.59%
Without Sales Charge	3.72	2.60	3.98	4.74
Class C since 5/21/96
With CDSC*	1.90	1.78	3.16	3.62
Without CDSC	2.90	1.78	3.16	3.62
Class F since 11/30/18
No Sales Charge	4.05	N/A	N/A	5.79
Class Y since 5/21/96
No Sales Charge	3.82	2.78	4.18	4.72
Bloomberg Barclays Quality Index	3.09	2.45	3.25	4.60	(Class A)
				4.35	(Class C & Y)
				4.95	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Fund For Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund For Utah:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund For Utah (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 1, 2020

7  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS MARCH 31, 2020

Principal Amount	General Obligation Bonds (11.4%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City and County (2.5%)
	Carson City, Nevada
$ 1,000,000	5.000%, 05/01/28	A1/AA-/NR	$ 1,166,180
	Clark County, Nevada, Refunding
1,000,000	3.000%, 06/01/38 Series 2019	Aa1/AA+/NR	1,033,330
	Henderson, Nevada Refunding Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	1,106,320
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	857,857
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	851,347
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,139,860
	North Las Vegas, Nevada Limited Tax
1,000,000	5.000%, 06/01/31 Series 2018 AGMC Insured	A2/AA/NR	1,238,050
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,699,520
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,107,630
	Total City and County		10,200,094

	Healthcare (0.4%)
	Bexar County, Texas Hospital District Limited Tax
500,000	4.000%, 02/15/37 Series 2020	Aa1/NR/AA+	565,915
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
1,000,000	5.000%, 12/01/28	A2/NR/NR	1,234,220
	Total Healthcare		1,800,135

	Local Public Property (0.3%)
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	1,174,380

8  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public Schools (5.6%)
	Alvin, Texas Independent School District
$ 1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/AAA	$ 1,166,170
	Clark County, Nevada School District Limited Tax
2,000,000	5.000%, 06/15/29 Series B	A1/A+/NR	2,477,940
1,000,000	5.000%, 06/15/35 Series B	A1/A+/NR	1,217,320
1,500,000	3.000%, 06/15/37 Series B AGMC Insured	A1/AA/NR	1,562,475
1,645,000	5.000%, 06/15/28 Series D	A1/A+/NR	1,929,634
2,000,000	4.000%, 06/15/30 Series D	A1/A+/NR	2,220,040
	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aaa/NR/NR	1,168,100
	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
1,230,000	5.000%, 12/01/35	Aaa/NR/NR	1,483,970
	Midlothian, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 02/15/37 Series 2020 PSF Guaranteed	Aaa/AAA/NR	1,163,130
	Washington County, Utah School District (School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,563,424
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,714,902
	Weatherford, Texas Independent School District Unlimited Tax Refunding
365,000	zero coupon, 02/15/23 Series 2019 PSF Guaranteed	Aaa/NR/NR	354,744
530,000	zero coupon, 02/15/28 Series 2019 PSF Guaranteed	Aaa/NR/NR	472,230
	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	700,020
	Total Public Schools		23,194,099
9  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (1.9%)
	Alaska State Municipal Bond Bank
$ 540,000	5.000%, 02/01/30 AMT	NR/AA-/A+	$ 653,168
565,000	5.000%, 02/01/31 AMT	NR/AA-/A+	679,040
590,000	5.000%, 02/01/32 AMT	NR/AA-/A+	707,357
	Texas State Transportation Commission Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,188,270
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,184,210
	Utah State
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,257,620
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,254,150
1,000,000	3.000%, 07/01/34	Aaa/AAA/AAA	1,079,100
	Total State		8,002,915

	Water and Sewer (0.7%)
	Central Utah Water Conservancy District Refunding
765,000	5.000%, 04/01/28 Series B	NR/AA+/AA+	793,183
	Las Vegas Valley, Nevada Water District Refunding
1,200,000	5.000%, 06/01/30 Series C	Aa1/AA+/NR	1,251,312
	Magna Water District, Utah
540,000	4.000%, 06/01/21	NR/AA/NR	558,436
490,000	4.000%, 06/01/22	NR/AA/NR	520,547
	Total Water and Sewer		3,123,478
	Total General Obligation Bonds		47,495,101

	Revenue Bonds (69.7%)
	Airport (6.8%)
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation
500,000	5.000%, 02/15/28 AMT Series 2018	Aa3/AA/NR	591,490
	Broward County, Florida Port Facilities
1,000,000	4.000%, 09/01/38 AMT Series B	A1/A/NR	1,126,280

10  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Airport (continued)
	Clark County, Nevada Passenger Facility Charge, Las Vegas - McCarran International Airport
$ 1,350,000	5.000%, 07/01/20 Series 2015C	Aa3/A+/NR	$ 1,360,894
	Houston, Texas Airport System Subordinate Lien Refunding
1,000,000	5.000%, 07/01/29 AMT Series C	A1/NR/A	1,180,170
	Metropolitan Washington District of Columbia Airport Authority System, Revenue Refunding
1,000,000	5.000%, 10/01/36 AMT Series A	Aa3/AA-/AA-	1,196,060
	Miami-Dade County, Florida Aviation Miami International Airport
1,675,000	5.000%, 10/01/22 Series A-1	A2/A/A	1,702,252
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
1,000,000	5.000%, 07/01/26 AMT Series A	A2/A+/NR	1,156,060
3,750,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	4,400,512
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	1,173,470
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A+/NR	1,187,870
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A+/NR	1,180,980
3,100,000	5.000%, 07/01/30 AMT Series A	A2/A+/NR	3,598,759
410,000	5.000%, 07/01/34 AMT Series A	A2/A+/NR	471,701
1,000,000	5.000%, 07/01/47 AMT Series A	A2/A+/NR	1,122,200
1,240,000	5.000%, 07/01/30 Series B	A2/A+/NR	1,471,049
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	590,425
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	601,780
1,525,000	5.000%, 07/01/37 Series B	A2/A+/NR	1,767,170
	Williston City, North Dakota Airport Revenue Infrastructure Sales Tax
2,365,000	4.000%, 11/01/28	NR/A+/NR	2,558,883
	Total Airport		28,438,005

11  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Charter Schools (8.8%)
	Utah State Charter School Finance Authority George Washington Academy
$ 1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	$ 1,677,570
	Utah State Charter School Finance Authority Good Foundations Academy
550,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	542,361
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,620,841
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,175,926
	Utah State Charter School Finance Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,457,513
	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,501,331
	Utah State Charter School Finance Authority Legacy Preparatory Academy
405,000	4.000%, 04/15/22	NR/AA/NR	424,626
440,000	4.000%, 04/15/24	NR/AA/NR	479,732
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,893,156
	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,115,900
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	503,315
505,000	4.000%, 10/15/23	NR/AA/NR	533,856
525,000	4.000%, 10/15/24	NR/AA/NR	555,135
	Utah State Charter School Finance Authority Providence Hall Elementary School (School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,123,570
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,108,470

12  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Quest Academy
$ 500,000	5.000%, 04/15/37	NR/AA/NR	$ 580,705
	Utah State Charter School Finance Authority Salt Lake Arts Academy (School Board Guaranty Program)
1,000,000	3.000%, 04/15/40 Series 2020A	NR/AA/NR	1,029,000
	Utah State Charter School Finance Authority Utah Charter Academies
500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	587,745
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	614,665
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	584,255
	Utah State Charter School Finance Authority Venture Academy
675,000	4.000%, 10/15/24	NR/AA/NR	715,568
855,000	5.000%, 10/15/29	NR/AA/NR	976,521
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,240,394
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,233,288
	Utah State Charter School Finance Authority Voyage Academy
1,095,000	5.000%, 03/15/27 144A	NR/NR/NR*	1,094,945
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,326,174
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,470,291
	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	804,817
700,000	5.000%, 10/15/36	NR/AA/NR	754,873
	Total Charter Schools		36,726,543

	Electric (5.4%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/AA-/NR	1,129,100

13  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Energy Northwest, Washington Electric Revenue, Columbia Generating Station
$ 1,830,000	5.000%, 07/01/20 Series 2012A	Aa2/AA-/AA	$ 1,845,500
500,000	4.000%, 12/15/36 Series 2019 AGMC Insured	A2/AA/AA-	590,265
645,000	4.000%, 12/15/38 Series 2019 AGMC Insured	A2/AA/AA-	755,979
	Jacksonville Electric Authority, Florida Electric System Revenue
35,000	4.500%, 10/01/32 Series Three 2012A	A2/A+/NR	35,965
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	647,644
850,000	5.000%, 06/01/31	NR/A+/NR	1,052,342
	Lower Colorado River Authority, Texas Revenue Refunding
1,000,000	5.000%, 05/15/36 Series 2020	NR/A/AA-	1,255,050
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,163,580
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa1/AA/AA+	1,354,762
	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A/NR	1,350,238
	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A2/AA/NR	1,793,146
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
750,000	5.000%, 09/01/24 Series A	NR/A-/AA-	867,413
445,000	5.000%, 09/01/25 Series A	NR/A-/AA-	527,881
375,000	5.000%, 09/01/30 Series 2017B	NR/A-/AA-	464,336

14  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
$ 795,000	5.000%, 03/01/30	NR/A/AA-	$ 915,824
905,000	5.000%, 03/01/32	NR/A/AA-	1,038,406
745,000	5.000%, 03/01/34	NR/A/AA-	854,068
	Utah State Municipal Power Agency Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/AA-	369,092
3,000,000	5.000%, 07/01/38 Series B	NR/A+/AA-	3,500,460
	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured	A2/AA/NR	810,888
	Total Electric		22,321,939

	Healthcare (3.3%)
	Brevard County, Florida Health Facilities Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	848,617
	Harris County, Texas Health Facilities Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	543,629
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,171,170
	Murray City, Utah Hospital Revenue, IHC Health Services, Inc. VRDN***
8,460,000	0.75%, 05/15/37 (daily floating rate)	Aa1/AA+/NR	8,460,000
	Utah County, Utah Hospital Revenue, IHC Health Services, Inc.
1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	1,255,971
880,000	5.000%, 05/15/28	Aa1/AA+/NR	916,036
500,000	5.000%, 05/15/29	Aa1/AA+/NR	520,275
	Total Healthcare		13,715,698

15  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (8.4%)
	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
$ 1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	$ 1,088,100
	Salt Lake County, Utah Westminster College Project
720,000	5.000%, 10/01/20	NR/BBB/NR	732,074
555,000	5.000%, 10/01/21	NR/BBB/NR	581,795
790,000	5.000%, 10/01/22	NR/BBB/NR	835,148
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,168,714
955,000	5.000%, 10/01/28	NR/BBB/NR	1,043,061
1,845,000	5.000%, 10/01/29	NR/BBB/NR	2,054,241
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,094,626
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,145,835
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	Aa3/NR/NR	603,065
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,156,890
	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,114,856
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	806,111
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	840,392
1,375,000	3.000%, 06/01/36 Series 2019	NR/AA/NR	1,440,244
	Utah State Board of Regents Lease Revenue
410,000	4.500%, 05/01/20 AMBAC Insured	NR/AA/NR	411,136
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	426,165
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,278
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,340

16  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
$ 1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	$ 1,525,212
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,176,210
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	972,195
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	264,074
	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	624,375
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	563,870
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	701,760
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	550,705
650,000	4.000%, 08/01/37 Series A	Aa1/AA+/NR	751,322
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,199,500
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,796,250
	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,243,346
2,055,000	3.000%, 12/01/36 Series B	NR/AA/NR	2,187,712
	Washington State Higher Education Facilities Authority Revenue, Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,417,098
	Total Higher Education		35,087,700

	Housing (2.1%)
	King County, Washington Housing Authority Pooled Refunding
2,060,000	4.000%, 11/01/34 Series 2019	NR/AA/NR	2,364,221
910,000	4.000%, 11/01/36 Series 2019	NR/AAA/NR	1,058,112
	North Dakota Housing Finance Agency, Home Mortgage Finance Program
400,000	3.000%, 07/01/27 Series A	Aa1/NR/NR	428,828

17  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Housing (continued)
	Utah Housing Corporation Single Family Mortgage
$ 30,000	4.950%, 01/01/32 Series A Class II	Aa2/AA/AA	$ 30,045
120,000	4.500%, 01/01/24 Series A Class III	Aa3/AA-/AA-	120,143
60,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA/AA	60,341
85,000	4.500%, 07/01/23 Series C	Aa3/AA-/AA-	85,627
1,890,000	3.850%, 01/01/31 AMT Series D Class III FHA Insured	Aa3/AA-/AA-	1,961,064
850,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	886,236
	Wyoming Community Development Authority Housing Revenue
820,000	2.550%, 12/01/23 Series 1	Aa1/AA+/NR	847,290
500,000	3.000%, 12/01/27 Series 1	Aa1/AA+/NR	539,255
150,000	2.450%, 06/01/26 Series 5	Aa1/AA+/NR	155,751
	Total Housing		8,536,913

	Local Public Property (13.5%)
	Bluffdale, Utah Local Building Authority Lease Revenue
1,215,000	4.000%, 03/01/35	A1/NR/NR	1,328,651
	Brigham, Utah Special Assessment Voluntary Assessment Area
719,000	5.250%, 08/01/23	A1/NR/NR	721,222
	City of Cape Coral, Florida Special Obligation Refunding Revenue
1,000,000	5.000%, 10/01/37 Series 2017	AA3/AA/NR	1,215,960
	CIVICVentures, Alaska Revenue Refunding, Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A+/AA-	1,159,650
1,000,000	5.000%, 09/01/29	NR/A+/AA-	1,156,300
1,000,000	5.000%, 09/01/30	NR/A+/AA-	1,152,970
	Clark County, Nevada Improvement District Special Local Improvement #128 (Summerlin)
450,000	5.000%, 02/01/21 Series A	NR/NR/NR*	451,921

18  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
$ 1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	$ 1,172,010
	Eagle Mountain, Utah Special Assessment Area
320,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	349,693
	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A2/A-/NR	569,875
	Hillsborough County, Florida Capital Improvement Non-Ad Valorem Revenue Bonds
1,000,000	4.000%, 08/01/35	Aa1/AAA/Aa+	1,168,350
	Houston, Texas Hotel Occupancy Tax and Special Revenue
1,000,000	5.000%, 09/01/31	A2/A/NR	1,131,290
	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	A3/AA/AA-	1,140,586
	Matanuska-Susitna Borough, Alaska Lease Revenue Refunding, Goose Creek Correctional Center
1,085,000	5.000%, 09/01/32 Series 2015	A1/AA-/A+	1,261,258
	Mesquite, Nevada New Special Improvement District
65,000	5.400%, 08/01/20	NR/NR/NR*	65,175
230,000	5.500%, 08/01/25	NR/NR/NR*	230,053
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA+/NR	927,960
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,546,602
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,224,730
	Old Spanish Trail/Almeda Corridors Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	4.000%, 09/01/35 BAMI Insured	NR/AA/NR	1,152,840

19  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Orange County, Florida Tourist Development Tax Revenue Refunding
$ 1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	$ 1,177,270
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
605,000	4.000%, 09/01/30 AGMC Insured	A2/AA/NR	654,695
	Salt Lake City, Utah Local Building Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,019,338
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	731,868
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	440,769
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	472,362
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,305,501
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	509,169
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa3/NR/NR	895,819
810,000	5.000%, 02/15/31	Aa3/NR/NR	988,840
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
1,205,000	4.000%, 11/01/27	NR/AA+/NR	1,379,966
1,525,000	4.000%, 11/01/28	NR/AA+/NR	1,742,160
1,315,000	4.000%, 11/01/30	NR/AA+/NR	1,485,082
	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/AA-	559,620
	St. Lucie County, Florida School Board COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	551,660
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA-/NR	987,318
885,000	4.000%, 12/15/29	NR/AA-/NR	1,023,060
920,000	4.000%, 12/15/30	NR/AA-/NR	1,055,295

20  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
$ 2,350,000	4.000%, 04/01/32	Aa2/NR/NR	$ 2,599,453
	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	601,700
500,000	5.000%, 10/01/37	Aa3/NR/NR	595,255
	Weber County, Utah Special Assessment Summit Mountain Area
1,565,000	5.500%, 01/15/28	NR/AA/NR	1,740,953
4,060,000	5.750%, 01/15/33	NR/AA/NR	4,535,832
	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,196,600
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,181,790
	West Palm Beach, Florida Community Redevelopment Agency Tax Increment Revenue Refunding
1,500,000	5.250%, 03/01/31	NR/A/AA-	1,769,685
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	993,321
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,198,380
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	374,160
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	884,974
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA/NR	2,258,343
	Total Local Public Property		56,037,334

	Public Schools (1.6%)
	Alpine, Utah Local Building Authority School District Lease Revenue
985,000	4.000%, 03/15/28	Aa1/NR/NR	1,139,615
	Grand City, Utah Local Building Authority School District Lease Revenue
1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	1,942,289

21  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
$ 1,125,000	5.000%, 01/15/30	A1/NR/NR	$ 1,391,569
1,315,000	5.000%, 01/15/31	A1/NR/NR	1,471,261
	Uintah County, Utah School District Municipal Building Authority Lease Revenue Refunding
856,000	2.000%, 08/01/22	NR/NR/NR*	856,514
	Total Public Schools		6,801,248

	Sales Tax (10.2%)
	Central Puget Sound, Washington Regional Transit Authority Sales & Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,190,240
	Cottonwood Heights, Utah Sales Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA+/NR	2,286,800
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
2,040,000	4.000%, 08/01/25 Series B	NR/AA+/NR	2,195,122
2,135,000	4.000%, 08/01/30 Series B	NR/AA+/NR	2,375,252
1,515,000	5.000%, 08/01/33 Series B	NR/AA+/NR	1,774,519
	Lehi, Utah Sales Tax Revenue
1,220,000	4.000%, 06/01/35 Series 2019	NR/AA+/NR	1,407,502
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,159,610
	Ogden City, Utah Franchise Tax Revenue
1,625,000	3.000%, 01/15/31	NR/AA/NR	1,796,616
	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	597,125

22  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Riverton City, Utah Franchise & Sales Tax Revenue
$ 750,000	4.000%, 06/01/30	NR/AA+/AAA	$ 832,192
	Salt Lake County, Utah Sales & Excise Tax Revenue Refunding
525,000	4.000%, 04/01/21 Series A	Aa1/AAA/NR	540,377
	Salt Lake County, Utah Sales Tax Revenue
2,000,000	5.000%, 02/01/24 Series A	NR/AAA/AAA	2,139,980
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,877,730
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA/AAA	1,171,600
	Summit County, Utah Transportation Sales Tax Revenue
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA/NR	1,647,345
	Utah County, Utah Excise Tax Revenue Refunding
1,690,000	4.000%, 12/01/36 Series 2020	NR/AA+/NR	1,990,972
	Utah Transit Authority Sales Tax Revenue
2,950,000	4.000%, 12/15/34 Series A	Aa2/AA/AA	3,487,431
3,440,000	4.000%, 12/15/37 Series A	Aa2/AA/AA	4,021,635
1,560,000	5.000%, 06/15/37 Series A	NR/NR/NR*	1,815,528
3,580,000	4.000%, 12/15/38 Series A	Aa2/AA/AA	4,171,953
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	A1/A+/AA	1,251,930
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
1,000,000	zero coupon, 12/15/32	A1/A+/AA	701,130
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,922,900
	Total Sales Tax		42,355,489

23  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State Agency (2.2%)
	Utah Infrastructure Agency Layton City Telecommunications & Franchise Tax
$ 500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	$ 625,290
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Payson City
485,000	5.000%, 10/01/29 Series 2019	NR/A+/NR	606,328
640,000	4.000%, 10/01/34 Series 2019	NR/A+/NR	734,029
	Utah Infrastructure Agency Telecommunications Revenue & Refunding Bonds
1,660,000	3.000%, 10/15/20 Series A	NR/NR/BBB-	1,670,757
610,000	5.000%, 10/15/21 Series A	NR/NR/BBB-	639,250
640,000	5.000%, 10/15/22 Series A	NR/NR/BBB-	667,648
750,000	4.000%, 10/15/22 Series A	NR/NR/BBB-	764,273
	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,154,080
905,000	4.000%, 05/15/29	Aa1/AA+/NR	1,073,973
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,108,777
	Total State Agency		9,044,405

	Transportation (1.0%)
	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,336,680
500,000	5.000%, 07/01/36	Aa3/AA-/NR	608,155
	Salt Lake County, Utah Excise Tax Road Revenue
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,156,230
	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AA/AA	262,901
	Total Transportation		4,363,966

24  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (6.4%)
	Central Utah Water Conservancy District Refunding, Jordanelle Hydrant
$ 1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA+	$ 1,175,490
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	A1/AA/NR	1,053,070
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	470,463
	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,136,620
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	573,305
	Hooper, Utah Water Improvement District Revenue Refunding
1,000,000	4.000%, 06/15/34 Series 2019	NR/AA-/NR	1,150,000
220,000	4.000%, 06/15/39 Series 2019	NR/AA-/NR	248,362
	Jordan Valley, Utah Water Conservancy District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,234,570
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,147,590
	Jordanelle, Utah Special Service District
253,000	5.600%, 11/15/20	NR/NR/NR*	251,573
268,000	5.700%, 11/15/21	NR/NR/NR*	264,529
283,000	5.800%, 11/15/22	NR/NR/NR*	277,810
299,000	6.000%, 11/15/23	NR/NR/NR*	293,373
	Lakewood, WA Water District
750,000	4.000%, 12/01/37 AMT	NR/AA-/NR	829,410
	Miami-Dade County, Florida Water and Sewer Revenue System
1,000,000	5.000%, 10/01/26	Aa3/AA-/A+	1,185,370
	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,295,360

25  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Ogden City, Utah Storm Drain Revenue Bonds
$ 500,000	5.250%, 06/15/28	NR/AA/NR	$ 560,680
	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA	1,171,090
	Salt Lake City, Utah Public Utilities Revenue
1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	1,188,030
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,658,104
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,179,480
	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%, 10/01/30 BAMI Insured	NR/AA/NR	1,114,180
	Sarasota, Florida Utility System Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,535,563
	Texas Water Development Board
1,000,000	5.000%, 10/15/28 Series 2018 A	NR/AAA/AAA	1,270,870
	Utah Water Finance Agency Revenue
1,000,000	4.000%, 03/01/34	NR/AA/AA	1,163,110
1,000,000	5.000%, 03/01/35	NR/AA/AA	1,211,340
	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	992,784
	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	969,646
	Total Water and Sewer		26,601,772
	Total Revenue Bonds		290,031,012

26  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded Bonds (16%)††	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (1.9%)
	City and County (0.8%)
	Reedy Creek, Florida Improvement District
$ 1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/AA-	$ 1,129,010
	Washoe County, Nevada Refunding Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,097,600
	Total City and County		3,226,610

	Healthcare (0.2%)
	King County, Washington Public Hospital District No. 002, Refunding, Evergreen Healthcare
1,000,000	5.250%, 12/01/28	Aa3/A/NR	1,027,970

	Public Schools (0.9%)
	Granite School District, Utah, Salt Lake County School Building (School Board Guaranty Program)
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,046,160
	Leander Independent School District, Texas (Williamson & Travis Counties) Unlimited Tax School Building
2,035,000	zero coupon, 08/15/47 Series 2014 C PSF Guaranteed	NR/NR/NR*	542,287
	Washoe County, Nevada School District Refunding & School Improvement
2,000,000	5.000%, 06/01/30 Series A	Aa3/AA/NR	2,092,320
	Total Public Schools		3,680,767
	Total Pre-Refunded General Obligation Bonds		7,935,347

27  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pre-Refunded Revenue Bonds (14.1%)
	Charter Schools (0.3%)
	Utah State Charter School Finance Authority DaVinci Academy, Refunding & Improvement
$ 1,000,000	7.050%, 09/15/26 Series 2011A	NR/BBB-/NR	$ 1,048,070

	Electric (2.8%)
	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/NR	339,807
	Jacksonville Electric Authority, Florida Electric System Revenue
465,000	4.500%, 10/01/32 Series Three 2012A	NR/NR/NR*	480,922
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A-/NR	1,099,872
	Utah Associated Municipal Power System Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/AA-	2,113,980
1,000,000	5.000%, 04/01/25	NR/A-/AA-	1,056,990
6,375,000	5.000%, 04/01/26	NR/A-/AA-	6,738,311
	Total Electric		11,829,882

	Healthcare (0.3%)
	Harris County, Texas Health Facilities Development Corp., Christus Health
260,000	4.750%, 07/01/30 AGMC Insured	A1/NR/NR	262,332
	Tarrant County, Texas Cultural Education Facilities Finance Corp. Hospital Refunding, Baylor Healthcare System
930,000	5.250%, 08/15/25	NR/NR/NR*	944,313
70,000	5.250%, 08/15/25	NR/NR/NR*	71,077
	Total Healthcare		1,277,722

28  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (1.0%)
	Utah State Board of Regents, University of Utah Hospital Revenue
$ 1,245,000	5.000%, 08/01/31	Aa2/AA/NR	$ 1,261,334

	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,438,686
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,517,058
	Total Higher Education		4,217,078

	Local Public Property (0.6%)
	Herriman, Utah Special Assessment Towne Center Assessment Area
1,045,000	4.875%, 11/01/23	NR/NR/NR*	1,048,240
1,150,000	5.000%, 11/01/25	NR/NR/NR*	1,153,669
245,000	5.000%, 11/01/29	NR/NR/NR*	245,782
	Total Local Public Property		2,447,691

	Sales Tax (0.3%)
	Riverton City, Utah Franchise & Sales Tax Revenue
1,000,000	5.250%, 12/01/36	NR/AA+/AAA	1,127,350

	State Agency (1.9%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,970,000	5.250%, 10/15/30	A2/NR/NR	2,397,273
1,000,000	5.000%, 10/15/33	A2/NR/NR	1,133,400
1,630,000	5.250%, 10/15/38	A2/NR/NR	1,861,525
1,000,000	5.500%, 10/15/30 Series A AGMC Insured	A2/NR/NR	1,067,630
1,475,000	5.250%, 10/15/33 Series A AGMC Insured	A2/NR/NR	1,569,149
	Total State Agency		8,028,977

29  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (2.7%)
	Utah Transit Authority Sales Tax Revenue
$ 1,000,000	5.000%, 06/15/32	A1/A+/AA	$ 1,085,090
	Utah Transit Authority Sales Tax Revenue Refunding
3,440,000	5.000%, 06/15/37 Series A	NR/NR/NR*	4,108,839
	Utah Transit Authority Sales Tax Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/AA	5,972,150
	Total Transportation		11,166,079

	Water and Sewer (4.2%)
	Jordan Valley, Utah Water Conservancy District Revenue
6,000,000	5.000%, 10/01/35 Series B	NR/AA+/NR	6,237,540
	Miami-Dade County, Florida Water and Sewer Revenue System
1,500,000	5.000%, 10/01/29 AGMC Insured	Aa3/AA/NR	1,529,610
1,000,000	5.000%, 10/01/31 Series A	Aa3/AA-/A+	1,097,630
	Mountain Regional Water Special Service District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/AA-	3,196,800
	North Slope Borough, Alaska Service Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/NR/NR*	1,047,850
1,000,000	5.250%, 06/30/28	NR/NR/NR*	1,047,850
985,000	5.250%, 06/30/34	NR/NR/NR*	1,032,132
	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue
1,100,000	5.000%, 07/01/37 Series A	NR/AA+/AA+	1,196,745
	South Weber City, Utah Water Revenue
930,000	5.000%, 06/01/40 AGMC Insured	NR/AA/NR	935,971
	Total Water and Sewer		17,322,128
	Total Pre-Refunded Revenue Bonds		58,464,977
	Total Pre-Refunded Bonds		66,400,324
	Total Municipal Bonds (cost $384,655,091)		403,926,437

30  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Shares	Short-Term Investment (1.7%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
7,124,735	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.22%** (cost $7,124,735)	Aaa-mf/AAAm/NR	$ 7,124,735

	Total Investments (cost $391,779,826 - note 4)	98.8%	411,051,172
	Other assets less liabilities	1.2	4,875,657
	Net Assets	100.0%	$ 415,926,829

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P and Fitch	9.2%
Pre-Refunded bonds ††	16.4
Aa of Moody's or AA of S&P and Fitch	53.3
A of Moody's or S&P and Fitch	13.4
BBB of S&P and Fitch	3.3
Not Rated	4.4
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

AMT - Alternative Minimum Tax

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

FHA - Federal Housing Administration

IHC - Intermountain Health Care

NR - Not Rated

PSF- Permanent School Fund

VRDN- Variable Rate Demand Note

31  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

**	The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

***	Variable rate demand notes (VRDNs) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2020

ASSETS
Investments at value (cost $391,779,826)	$411,051,172
Interest receivable	5,161,244
Receivable for Fund Shares sold	788,385
Other assets	44,724
Total assets	417,045,525

LIABILITIES
Payable for Fund shares redeemed	738,162
Management fee payable	170,419
Dividends payable	104,061
Distribution and service fees payable	647
Accrued expenses payable	105,407
Total liabilities	1,118,696
NET ASSETS	$415,926,829

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$395,877
Additional paid-in capital	398,150,627
Total distributable earnings	17,380,325
$415,926,829
CLASS A
Net Assets	$229,473,090
Capital shares outstanding	21,862,880
Net asset value and redemption price per share	$10.50
Maximum offering price per share (100/96 of $10.50)	$10.94

CLASS C
Net Assets	$30,649,807
Capital shares outstanding	2,920,585
Net asset value and offering price per share	$10.49

CLASS F
Net Assets	$2,267,840
Capital shares outstanding	215,119
Net asset value, offering and redemption price per share	$10.54

CLASS Y
Net Assets	$153,536,092
Capital shares outstanding	14,589,138
Net asset value, offering and redemption price per share	$10.52

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2020

Investment Income
Interest income		$12,810,415
Expenses
Management fee (note 3)	$2,006,668
Distribution and service fee (note 3)	762,935
Transfer and shareholder servicing agent fees	191,614
Legal fees	168,688
Trustees’ fees and expenses (note 6)	130,878
Fund accounting fees	81,436
Registration fees and dues	57,150
Shareholders’ reports	32,747
Auditing and tax fees	26,800
Insurance	18,680
Custodian fees	14,473
Chief compliance officer services (note 3)	10,333
Line of credit commitment fee (note 10)	8,777
Miscellaneous	53,896
Total expenses	3,565,075

Management fee waived (note 3)	(81,946)
Net expenses		3,483,129
Net investment income		9,327,286

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	63,243
Change in unrealized appreciation on investments	4,411,559

Net realized and unrealized gain (loss) on investments		4,474,802
Net change in net assets resulting from operations		$13,802,088

See accompanying notes to financial statements.

34  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income	$9,327,286	$9,546,562
Net realized gain (loss) from securities transactions	63,243	(736,959)
Change in unrealized appreciation on investments	4,411,559	6,746,149
Change in net assets resulting from operations	13,802,088	15,555,752

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(5,066,520)	(5,128,011)

Class C Shares	(495,674)	(813,309)

Class F Shares	(45,161)	(3,495)

Class Y Shares	(3,719,824)	(3,601,455)
Change in net assets from distributions	(9,327,179)	(9,546,270)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	117,476,552	103,371,438
Reinvested dividends and distributions	8,039,328	7,923,273
Cost of shares redeemed	(92,460,105)	(138,292,063)
Change in net assets from capital share transactions	33,055,775	(26,997,352)

Change in net assets	37,530,684	(20,987,870)

NET ASSETS:
Beginning of period	378,396,145	399,384,015
End of period	$415,926,829	$378,396,145

See accompanying notes to financial statements.

35  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS MARCH 31, 2020

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Fund For Utah), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$7,124,735
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	403,926,437
Level 3 – Significant Unobservable Inputs	—
Total	$411,051,172
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017 – 2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

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AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

f)

Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s

38  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020 services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets  above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until September 30, 2020. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2020, the Fund incurred management fees of $2,006,668 of which $81,946 was waived.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2020, distribution fees on Class A Shares amounted to $437,338, of which the Distributor retained $18,424.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2020, these payments amounted to $244,198. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $81,399. The total of these payments with respect to Class C Shares amounted to $325,597, of which the Distributor retained $79,992.

39  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2020, total commissions on sales of Class A Shares amounted to $207,185, of which the Distributor received $17,366.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases of securities and proceeds from the sales of securities aggregated $57,635,315 and $30,943,178, respectively.

At March 31, 2020, the aggregate tax cost for all securities was $391,779,547. At March 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $20,065,844 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $794,219, for a net unrealized appreciation of $19,271,625.

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2020, the Fund had 71% of its portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, the interest on which is currently exempt from Utah individual income taxes. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

40  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

6. Trustees’ Fees and Expenses

At March 31, 2020, there were 7 Trustees, one of whom is affiliated with the Manager and is not paid any fees.  The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2020 was $104,631. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2020, such meeting-related expenses amounted to $26,247.

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	5,014,321	$52,768,595	4,607,652	$46,767,390
Reinvested dividends and distributions	422,473	4,450,945	417,282	4,246,639
Cost of shares redeemed	(3,269,262)	(34,241,898)	(6,279,482)	(63,681,734)
Net change	2,167,532	22,977,642	(1,254,548)	(12,667,705)
Class C Shares:
Proceeds from shares sold	685,387	7,195,346	281,805	2,864,109
Reinvested dividends and distributions	41,757	439,206	68,465	695,728
Cost of shares redeemed	(1,426,138)	(14,912,235)	(2,384,614)	(24,198,362)
Net change	(698,994)	(7,277,683)	(2,034,344)	(20,638,525)
Class F Shares:
Proceeds from shares sold	172,778	1,817,285	68,741	704,499
Reinvested dividends and distributions	4,267	45,161	314	3,242
Cost of shares redeemed	(28,677)	(295,697)	(2,304)	(23,644)
Net change	148,368	1,566,749	66,751	684,097
Class Y Shares:
Proceeds from shares sold	5,288,268	55,695,326	5,192,588	53,035,440
Reinvested dividends and distributions	293,654	3,104,016	291,748	2,977,664
Cost of shares redeemed	(4,108,943)	(43,010,275)	(4,949,546)	(50,388,323)
Net change	1,472,979	15,789,067	534,790	5,624,781
Total transactions in Trust shares	3,089,885	$33,055,775	(2,687,351)	$(26,997,352)

41  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2020, the Fund had capital loss carry forwards of $2,121,853 of which $1,395,833 retains its character of short-term and $726,020 retains its character of long-term; both have no expiration.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$9,238,444	$9,483,091
Ordinary Income	88,735	63,179
	$9,327,179	$9,546,270

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$334,614
Accumulated net realized loss on investments	(2,121,853)
Unrealized appreciation	19,271,625
Other temporary differences	(104,061)
$17,380,325

42  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) are parties to a $40 million credit agreement, which currently terminates on August 26, 2020 (per the August 28, 2019 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

43  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.36	$10.18	$10.26	$10.56	$10.50
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.27	0.27	0.29
Net gain (loss) on securities (both realized and unrealized)	0.14	0.18	(0.08)	(0.30)	0.06
Total from investment operations	0.38	0.44	0.19	(0.03)	0.35
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.26)	(0.27)	(0.26)	(0.28)
Distributions from capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.24)	(0.26)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$10.50	$10.36	$10.18	$10.26	$10.56
Total return (not reflecting sales charge)	3.72%	4.36%	1.84%	(0.26)%	3.41%
Ratios/supplemental data
Net assets, end of period (in millions)	$229	$204	$213	$211	$221
Ratio of expenses to average net assets	0.88%	0.86%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	2.31%	2.52%	2.61%	2.54%	2.75%
Portfolio turnover rate	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were (note 3):

Ratio of expenses to average net assets	0.90%	0.89%	0.87%	0.86%	0.87%
Ratio of investment income to average net assets	2.29%	2.49%	2.58%	2.52%	2.72%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

44  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.35	$10.17	$10.25	$10.55	$10.50
Income (loss) from investment operations:
Net investment income(1)	0.16	0.17	0.19	0.18	0.20
Net gain (loss) on securities (both realized and unrealized)	0.14	0.19	(0.08)	(0.29)	0.06
Total from investment operations	0.30	0.36	0.11	(0.11)	0.26
Less distributions (note 9):
Dividends from net investment income	(0.16)	(0.18)	(0.19)	(0.18)	(0.20)
Distributions from capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.16)	(0.18)	(0.19)	(0.19)	(0.21)
Net asset value, end of period	$10.49	$10.35	$10.17	$10.25	$10.55
Total return (not reflecting CDSC)	2.90%	3.53%	1.03%	(1.06)%	2.55%
Ratios/supplemental data
Net assets, end of period (in millions)	$31	$37	$58	$73	$75
Ratio of expenses to average net assets	1.68%	1.65%	1.64%	1.64%	1.64%
Ratio of net investment income to average net assets	1.52%	1.72%	1.81%	1.74%	1.95%
Portfolio turnover rate	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were (note 3):

Ratio of expenses to average net assets	1.70%	1.68%	1.66%	1.66%	1.67%
Ratio of investment income to average net assets	1.50%	1.69%	1.78%	1.72%	1.92%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

45  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.16	0.27
Total from investment operations	0.42	0.36
Less distributions (note 9):
Dividends from net investment income	(0.27)	(0.09)
Distributions from capital gains	—	—
Total distributions	(0.27)	(0.09)
Net asset value, end of period	$10.54	$10.39
Total return (not reflecting sales charge)	4.05%	3.58%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$2.0	$0.7
Ratio of expenses to average net assets	0.65%	0.65%(2)
Ratio of net investment income to average net assets	2.51%	2.71%(2)
Portfolio turnover rate	8%	14%(2)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were (note 3):

Ratio of expenses to average net assets	0.67%	0.68%(2)
Ratio of investment income to average net assets	2.49%	2.68%(2)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Annualized.

(3)   Not annualized.

See accompanying notes to financial statements.

46  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.39	$10.22	$10.29	$10.59	$10.53
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.29	0.29	0.31
Net gain (loss) on securities (both realized and unrealized)	0.14	0.17	(0.07)	(0.29)	0.06
Total from investment operations	0.40	0.45	0.22	—	0.37
Less distributions (note 9):
Dividends from net investment income	(0.27)	(0.28)	(0.29)	(0.29)	(0.30)
Distributions from capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.27)	(0.28)	(0.29)	(0.30)	(0.31)
Net asset value, end of period	$10.52	$10.39	$10.22	$10.29	$10.59
Total return (not reflecting sales charge)	3.82%	4.46%	2.15%	(0.05)%	3.61%
Ratios/supplemental data
Net assets, end of period (in millions)	$154	$136	$129	$125	$112
Ratio of expenses to average net assets	0.68%	0.66%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	2.51%	2.72%	2.81%	2.75%	2.95%
Portfolio turnover rate	8%	14%	15%	23%	20%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver, were (note 3):

Ratio of expenses to average net assets	0.70%	0.69%	0.67%	0.66%	0.67%
Ratio of investment income to average net assets	2.49%	2.69%	2.78%	2.73%	2.92%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

47  |  Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

48  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctorate in Organizational Change and Educational Leadership, University of Southern California (2020); served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

49  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

50  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019

Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

51  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Anthony A. Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

52  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019

Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

53  |  Aquila Tax-Free Fund For Utah

Your Trust’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending(1) Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Ending Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Net Annualized Expense Ratio
A	$1,000	$1,007.40	$4.37	$1,020.65	$4.39	0.87%
C	$1,000	$1,003.40	$8.36	$1,016.65	$8.42	1.67%
F	$1,000	$1,009.50	$3.27	$1,021.75	$3.29	0.65%
Y	$1,000	$1,006.50	$3.36	$1,021.65	$3.39	0.67%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

54  |  Aquila Tax-Free Fund For Utah

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2019, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $9,238,444 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 99% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which  will contain information on the status of distributions paid for the 2020 calendar year.

55  |  Aquila Tax-Free Fund For Utah

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President
and Lead Portfolio Manager

Royden P. Durham, Vice President
and Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-UTAR-0520

Annual Report March 31, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Tentative* Date for Your 2020 Shareholder Meeting

Thursday, October 1, 2020

Arizona Biltmore Hotel, Phoenix, AZ

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting. Thank you for your understanding while we navigate these difficult times.

Aquila Tax-Free Trust of Arizona “The Only Thing Certain is Uncertainty” Serving Arizona investors since 1986

May, 2020

Dear Fellow Shareholder:

In these uncertain times, you often can’t tell from one day to the next what is going to happen.  In fact, it seems that the only thing you can be certain of these days is uncertainty.  You just never know what tomorrow will bring.

While no system is foolproof, we want to assure you that we have taken deliberate steps at the Aquila Group of Funds in an endeavor to ensure that there are appropriate safeguards and checks and balances in place to dampen the influence of potential threats to your Fund.

Our experiences with Y2K more than two decades ago, 9/11, the Northeast Blackout (2003), Hurricane Sandy (2012) and many other disruptors have allowed us to continually fine tune and test our business continuity and contingency plans to be used when future disruptive events occur.  The framework of these plans include the capability to reroute telephone calls, access systems and data remotely, and utilize alternate worksites. These plans have been used and modified over time as we have handled the adversities that have come our way.

Given these difficult times, the Aquila Group of Funds remains firmly committed in our pursuit of your Fund’s investment objective which seeks to provide as high a level of double tax-free income as is consistent with capital preservation.  In simple terms, we strive to help protect what you have invested in our Funds while also pursuing the investment objective of double tax-free income.

The investment strategy of Aquila Group of Funds’ municipal bond funds strives to provide a diversified portfolio of high-quality securities, with an intermediate average maturity.

We have continually sought to invest in municipal securities which are high in quality.  In fact, the prospectus of our municipal bond funds specifically limits the portfolio manager to investing in investment grade bonds which are rated within the top four credit ratings - AAA, AA, A and BBB by nationally recognized statistical rating organizations (such as Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings) or unrated bonds deemed to be of equivalent quality. In actuality, although we are permitted to invest in the top four credit ratings, we generally strive to have the majority of our investments within the top two credit ratings – AAA and AA.

These higher credit ratings identify those municipal issues which are deemed to have significant cash flow strength to pay interest when due on a timely basis and to redeem the bonds at maturity.

Additionally, we believe that having an intermediate-term portfolio of municipal bonds tends to moderate the share price fluctuation.  We, therefore, strive to structure each Fund’s portfolio so that some of the bonds have maturities of 1 year, while others have varying maturities of, for example, 20 – 25 years.  Generally, each Fund’s average maturity is kept in the neighborhood of 7 – 12 years.  We believe this keeps the return potential as high as possible while also striving to keep the value of your investment stable.

NOT A PART OF THE ANNUAL REPORT

Furthermore, we have sought to ensure that the investments of each Fund are geographically spread throughout the state as well as over a diverse group of projects or sectors.  This approach of seeking to avoid over-concentration in the Fund’s portfolio of investments is intended to have two benefits.  One is minimizing, as feasible, any adverse effect to the share value should a problem arise with any particular bond.  Second, it helps build and renovate the various kinds of municipal projects (such as hospitals, schools, and roadways) that benefit you, and other citizens, throughout the state.

While the world out there is uncertain indeed, you can count on the certainty that at Aquila Group of Funds, we have planned for times like this, and we plan to continue to provide you with our time-tested investment process, which is designed to provide access to a diversified portfolio of municipal bonds, while seeking to provide as high a level of double tax-free income as possible, with minimal fluctuation in share value.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purposes.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

Introduction

The municipal bond market enjoyed a steady combination of positive investment inflows and moderately declining yields in the first 11 months of the reporting period for the fiscal year-end March 31, 2020, but quickly encountered significant volatility and outflows during a short window in March 2020 as the global coronavirus pandemic (“COVID-19”) took hold in the United States.  The net outcome for the 12 months ended March 31, 2020 was a modest decline in benchmark municipal bond yields for the reporting period.   During the reporting period, Bloomberg Barclays 10-Year AA municipal bond yields declined from 1.88% to 1.44%.  As a result, Aquila Tax-Free Trust of Arizona (“ATFTA” or the “Fund”) posted a positive total return comprised of both stable tax-free income distributions and slight share price (net asset value or “NAV”) appreciation.

During the reporting period the Federal Reserve (the “Fed”) initiated a modest easing approach mid-year which was followed up by significant emergency policy actions in March 2020, that included reducing the Fed Funds target rate range to 0% - 0.25%.  This led to a sharp decline across the U.S. Treasury bond yield curve.  For the 12-month period ending March 31, 2020, the yield on the 10-Year U.S. Treasury bond declined from 2.41% to 0.74%, and the yield on the 30-Year U.S. Treasury bond declined from 2.81% to 1.36%.

Municipal bond mutual funds in aggregate had experienced 48 consecutive weeks of positive inflows from the start of the fiscal year 2020.  However, the abrupt and sharp decline in municipal bond prices in mid-March 2020 led to accelerated net fund outflows totaling $41.75 billion.   Municipal bond prices began to recover and stabilize towards the end of March which allowed municipal bond yields to finish lower (and prices higher) at the end of the 12-month period ending March 31, 2020.

U.S. Economy

The trends of moderating growth and subdued inflation that we expected to persist at the start of the fiscal year 2020, came to fruition as the economy, as measured by Gross Domestic Product (“GDP”) grew only 2.3% in 2019, down from 2.9% in 2018.  In addition, most measures of inflation remained under the Federal Reserve Board target rate of 2%.  This included the headline Consumer Price Index (“CPI”) which increased only 1.5% for the 12 months ended February 2020, and the Personal Consumption Expenditures (“PCE”) core price index which measured 1.82% at the end of February 2020.

These moderating growth and inflation trends had already swayed the Fed to abandon its self-imposed “pause” in raising interest rates and instead initiate a new easing campaign mid-year 2019.  The Fed cumulatively reduced its benchmark rate by a total of 75 basis points (a basis point is equal to 0.01% of 1/100th of 1 percent) over three consecutive meetings from July 31 to October 30, 2019, at which time it signaled its intention to put further action on hold until the end of 2020.  However, the arrival

1  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

of COVID-19 in the United States in February and subsequent acceleration of its spread spurred the Fed to conduct two emergency rate cuts of 50 basis points on March 3, 2020 and 100 basis points on March 15, 2020.  These maneuvers effectively reduced the benchmark borrowing rate to zero.  More importantly, they paved the way for a series of historic monetary and fiscal policy interventions intended to offset the effects of the nationwide “stay at home” directives that had been put into place to flatten the curve of the coronavirus pandemic and stem the spread of COVID-19 hospitalizations and deaths.

On March 27th, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a $2.3 trillion coronavirus stimulus package, the largest such fiscal stimulus bill in American history, was signed into law.  The package was designed to provide a safety net for those most greatly impacted by the shutdown of the U.S. economy and provide fiscal relief including direct cash payments to individuals and the extension of a host of credit and liquidity facilities and loan programs to small businesses and corporations.

Municipal Market

Attractive borrowing costs and increased economic feasibility of taxable issuance helped overall National municipal issuance to rise 21.9% to $421.7 billion in 2019, up from $346 billion in 2018.  New bond issues in Arizona surged 84% in 2019 to $7.9 billion, up from the $4.272 billion reported in 2018.   The year-over-year revival in the new issue market was not surprising as we had expected that attractive borrowing costs for capital projects and increasing infrastructure repair and expansion needs would spur local municipal bond issuance.  New issuance during the first three months of 2020 increased 12% nationally to $89.5 billion.  The pace of new issuance in Arizona also increased during the three month period with $2.034 billion issued; an increase of 52 percent.  The impact of the coronavirus pandemic was felt sharply in the muni market in March 2020, as new issues plummeted.  Only $16.99 billion of new issues sold nationally in the month of March, the lowest since March 1997.

The CARES Act passed at the end of the Fund’s fiscal year 2020, and featured several funding mechanisms that provide $150 billion in direct support to towns and local governments plus $274 billion in state and local aid targeted towards sectors of the economy that comprise a significant portion of the municipal bond market.  This included $100 billion directed towards hospitals and healthcare providers who are on the frontlines of the coronavirus pandemic.  It features direct grants to hospitals to offset revenue losses and increased Medicare reimbursement for hospitals treating COVID-19 patients, a $32 billion Education Stabilization Fund for K-12 and Higher Education needs, $25 billion for Mass Transit, and $10 billion for the Nation’s airports.

This historic package of $424 billion in support is one of the first steps being taken at the Federal level of government to help state and local municipal governments weather what is expected to be a significant contraction in the economy, which is expected to result in revenue shortfalls.  Fortunately, municipalities have been riding an almost decade long trend of economic growth that has allowed the majority to build up “rainy day” funds and other reserves that can mitigate the degree of fiscal stress anticipated by the closure of a wide swath of the Nation’s economy.

Arizona Economy

The Arizona economy had continued to outpace the national economy in the latest calendar year, 2019.  According to the U.S. Bureau of Economic Analysis, Arizona’s

2  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

GDP increased 3.1% for the full-year 2019, placing it among the top ten states.  This was well ahead of the 2.3% increase in U.S. GDP during this time.  Another indicator of the continued diversification of Arizona’s economy, is durable goods manufacturing, which was the largest component of growth, providing almost a fifth of the total expansion in economic output.  Growth in higher paying manufacturing jobs also led to annual personal income growth of 5.9% in 2019, well above the national average of 4.4%.  Non-farm payrolls stood at a record 2.987 million as of February 2020, a 2.7% annual increase.  This enabled the unemployment rate in the state to drop moderately from 5.1% a year earlier to 4.5%.  Above average population growth trends continued in Arizona during 2019.  Arizona added over 100,000 new residents for the fourth consecutive year as the State’s population grew 1.6% to 7,187,990, as of July 2019.  These positive trends were ultimately reflected in the upgrade of Arizona’s issuer credit rating by Moody’s to AA1 in November 2019.

In March 2020, the economic impacts of COVID-19 became more visible.  Governor Doug Ducey issued a “stay at home” executive order on March 30th effective through the end of April 2020, which forced restaurants, bars, and other small businesses like gyms and salons to close, directed business to have their employees work from home, and caused other businesses such as retailers to severely curtail their hours of operation.  This effective temporary “closure” of the State’s economy is widely expected to result in a significant contraction including higher unemployment and reduced tax receipts.   Arizona has built up a “rainy day fund” in excess of $1 billion which should help in riding out this economic contraction.  More importantly, significant stimulus funding from both the CARES Act and liquidity programs established by the Fed are expected to provide an ample “safety net” that, together with the strengthened balance sheets municipalities have enjoyed from the long economic expansion, should help Arizona’s municipalities adequately service their municipal bond obligations.

Fund Performance

The Net Asset Value (“NAV”) of ATFTA Class A shares on March 31, 2019 was $10.61.  As of the fiscal year-end of March 31, 2020, the share price was $10.68, which produced a return from share price of $0.07, or 0.66%.  Income for the twelve months equaled $0.265 per share, a modest decline from the previous year of $0.283 per share.  Income return equaled 2.50%, which together with share price change provided a total return of 3.16%, based on NAV.

One Year Total Return 03/31/20
Aquila Tax-Free Trust of Arizona
Class A Share (without sales charge)	3.16%
Class Y	3.21%
Bloomberg Barclays Quality Intermediate Municipal Bond Index	3.09%

3  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Aquila Tax-Free Trust of Arizona Portfolio Characteristics:

	March 31, 2019	March 31, 2020
Weighted Average Maturity	11.49 yrs	10.68 yrs
Option Adj. (Effective) Duration	5.30	4.56
Modified Duration	4.37	4.17

The Fund’s Class A (without sales charge) and Y share total returns modestly outperformed the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) which returned 3.09%.  The interest rate sensitivity of the Fund and the Index were commensurate, with the modified duration of the Fund at year-end of 4.17 years as compared to the Index of 4.12 years.  The Fund and Index maturity structures were more varied as the Fund maintained an average stated maturity of 10.68 years compared to 6.48 for the Index.  This reflects our active management efforts to maintain broader diversification across the maturity spectrum.  Doing so enabled the Fund to maintain an attractive level of income relative to its duration risk measure, which helped the Fund to outperform the benchmark.

Outlook and Strategy

In the last fiscal year, the Fund posted an attractive total return which included both tax-free income and modest share price appreciation.  Our approach to actively managing the Fund also strives to achieve tax efficiency, which enabled the Fund to avoid distributing a taxable capital gain in 2019, for the first time since 2014.

Our active management efforts throughout the year recognized the flattening municipal yield curve and the focus of the Federal Reserve to maintain and potentially accelerate the economic expansion.  We continued to take a “barbell” view towards managing our maturity exposure.  This led us to increase our holdings of bonds maturing in 3 years or less which helped significantly reduce the average stated final maturity and allowed the duration of the Fund to drift lower.   This cautious approach helped reduce the degree of NAV fluctuation the Fund experienced in March 2020, compared to that of individual 10-year maturity bonds and long-term municipal bond funds.

We expect the next year to be characterized by significant swings in both economic activity and investor sentiment.  The extraordinary measures taken at both the Federal and State / Local levels of government to limit the spread of COVID-19 and “flatten the curve” of new cases make traditional economic forecasting methods and practices much less precise than in other periods of economic disruption.  Economists and investment strategists alike anticipate unemployment rates reaching double digit levels and joblessness to eclipse what was experienced in the Great Recession in 2008.  There are two important factors in balancing this outlook. First and foremost are the historic levels of economic stimulus – both fiscal and monetary – that are being deployed across the economy.  The second is the broader accepted view among economists and investment strategists that the economy is in a greater position to respond to these stimulus efforts and recover more quickly than it was coming out of the 2008 Great Recession.

We believe the Fund is well positioned to respond to further volatility and potential spikes in interest rates.  The broad degree of portfolio diversification the Fund has achieved across maturities, issuers, and bond structures helps, in our view, to both enhance the liquidity of the Fund and minimize volatility.  In particular, the Fund’s holdings of shorter

4  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

maturity bonds provide a “ballast” that can be redeployed to longer maturities should interest rates increase, or towards value-added investment grade credit opportunities that may arise as the coronavirus pandemic subsides and the Arizona economy shifts and becomes less “socially distanced”. We expect to maintain the Fund’s high-quality emphasis while surveilling the broader Arizona municipal market in search of value that can support the Fund’s present income and principal stability characteristics.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low and in some cases yields are negative. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona (the “Fund”) for the 10-year period ended March 31, 2020 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 3/13/86
With Maximum Sales Charge	(0.94)%	1.60%	3.20%	5.13%
Without Sales Charge	3.16	2.44	3.62	5.25
Class C since 4/01/96
With CDSC**	1.20	1.55	2.75	3.40
Without CDSC	1.20	1.55	2.75	3.40
Class Y since 4/01/96
No Sales Charge	3.21	2.57	3.76	4.52
Bloomberg Barclays Quality Index	3.09	2.45	3.25	5.08*	(Class A)
				4.34	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Arizona:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Arizona (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 1, 2020

7  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2020

Principal Amount	General Obligation Bonds (27.3%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City (5.2%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$ 265,000	6.250%, 01/01/29	NR/A-/NR	$ 268,106
	Gilbert Improvement District No. 19
10,000	5.200%, 01/01/23	Aa1/AA-/NR	10,033
	Gilbert Improvement District No. 20
590,000	5.100%, 01/01/29	Aa1/AA-/NR	595,487
	Glendale, Arizona
3,580,000	5.000%, 07/01/20	A1/AA-/AAA	3,614,404
200,000	5.000%, 07/01/33	NR/AA-/AAA	249,426
	Goodyear McDowell Road Commercial Corridor Improvement District
870,000	3.250%, 01/01/27 BAMAC Insured	Aa2/AA/NR	947,413
	Mesa, Arizona
1,540,000	2.000%, 07/01/20	Aa2/AA/NR	1,543,619
425,000	4.000%, 07/01/32	Aa2/AA/NR	495,218
425,000	4.000%, 07/01/33	Aa2/AA/NR	494,007
450,000	4.000%, 07/01/34	Aa2/AA/NR	521,469
	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	226,022
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	572,250
	Tempe, Arizona
945,000	2.000%, 07/01/20	NR/AAA/AAA	947,221
	Tempe Improvement District (Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa2/NR/NR	2,006,200
	Tolleson, Arizona
1,000,000	4.000%, 07/01/38	NR/AA/AAA	1,129,300
	Total City		13,620,175

	County (5.4%)
	Drexel Heights Fire District
120,000	3.000%, 07/01/21	NR/AA-/NR	122,680
100,000	3.000%, 07/01/22	NR/AA-/NR	103,412
255,000	3.000%, 07/01/23	NR/AA-/NR	266,957

8  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	County (continued)
	Maricopa Co. Daisy Mountain Fire District
$ 340,000	4.000%, 07/01/27 AGMC Insured	NR/AA/NR	$ 389,861
395,000	3.500%, 07/01/28 AGMC Insured	NR/AA/NR	440,243
	Maricopa Co. Special Health Care District
2,500,000	5.000%, 07/01/25	Aa3/NR/AAA	2,966,500
2,500,000	5.000%, 07/01/26	Aa3/NR/AAA	3,037,675
3,000,000	5.000%, 07/01/32	Aa3/NR/AAA	3,672,840
1,500,000	5.000%, 07/01/34	Aa3/NR/AAA	1,826,610
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,106,910
	Total County		13,933,688

	School District (16.7%)
	Apache Co. Unified School District No. 10 (Round Valley)
710,000	4.000%, 07/01/20	A2/NR/NR	714,934
	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,161,780
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	600,630
	Coconino Co. Unified School District No. 1 (Flagstaff)
300,000	5.000%, 07/01/20	Aa1/AA-/NR	302,919
	Gila Co. Unified School District No. 10 (Payson)
1,000,000	5.000%, 07/01/28	Aa3/NR/NR	1,142,070
	Glendale Union High School District No. 205
825,000	3.000%, 07/01/20	NR/A+/NR	828,762
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	583,112
	Maricopa Co. Elementary School District No. 1 (Phoenix)
1,225,000	2.000%, 07/01/20 BAMAC Insured	NR/AA/NR	1,227,585
500,000	4.000%, 07/01/31 BAMAC Insured	NR/AA/NR	570,830
460,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	524,032

9  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Elementary School District No. 3 (Tempe)
$ 500,000	5.000%, 07/01/30	Aa2/NR/NR	$ 621,155
	Maricopa Co. Elementary School District No. 8 (Osborn)
500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	612,115
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
350,000	5.000%, 07/01/34	Aa1/AA/NR	407,960
	Maricopa Co. Elementary School District No. 59 (Laveen)
125,000	3.000%, 07/01/20	Aa3/NR/NR	125,586
	Maricopa Co. Elementary School District No. 62 (Union)
315,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	366,250
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	669,210
300,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/NR	345,390
375,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/NR	430,556
	Maricopa Co. Elementary School District No. 92 (Pendergast)
175,000	5.000%, 07/01/21	A1/NR/AA+	183,339
230,000	5.000%, 07/01/22	A1/NR/AA+	249,152
	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa2/AA/AAA	566,000
	Maricopa Co. High School District No. 214 (Tolleson)
825,000	4.000%, 07/01/34	Aa1/AA/NR	962,189
	Maricopa Co. High School District No. 216 (Agua Fria)
1,780,000	2.000%, 07/01/22	Aa2/NR/NR	1,814,229
	Maricopa Co. Unified School District No. 11 (Peoria)
750,000	3.000%, 07/01/20	NR/AA-/NR	753,555
1,500,000	4.000%, 07/01/25	A1/AA-/NR	1,585,665
675,000	4.500%, 07/01/33 AGMC Insured	A1/AA/NR	759,847

10  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Unified School District No. 24 (Gila Bend)
$ 150,000	5.500%, 07/01/22	NR/NR/NR*	$ 150,195
	Maricopa Co. Unified School District No. 41 (Gilbert)
350,000	3.000%, 07/01/20	Aa2/AA-/NR	351,666
	Maricopa Co. Unified School District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	Aa3/A+/NR	1,839,437
	Maricopa Co. Unified School District No. 66 (Roosevelt)
910,000	4.000%, 07/01/31 BAMAC Insured	A3/AA/NR	1,042,232
	Maricopa Co. Unified School District No. 69 (Paradise Valley)
100,000	5.000%, 07/01/24	Aa1/NR/AAA	115,905
1,000,000	4.500%, 07/01/30	Aa1/NR/AAA	1,092,600
	Maricopa Co. Unified School District No. 80 (Chandler)
300,000	5.000%, 07/01/23	Aa1/AA/NR	336,966
545,000	4.000%, 07/01/36	Aa1/AA/NR	627,377
	Maricopa Co. Unified School District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	545,460
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	Baa2/A+/NR	2,388,533
	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,359,345
	Maricopa Co. Unified School District No. 93 (Cave Creek)
100,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	111,114
	Maricopa Co. Unified School District No. 97 (Deer Valley)
425,000	5.000%, 07/01/20	Aa2/NR/AA+	429,114
	Mohave Co. Unified School District No. 1 (Lake Havasu)
100,000	4.000%, 07/01/20	Aa2/NR/NR	100,722
250,000	2.000%, 07/01/21	Aa2/NR/NR	252,902
500,000	5.000%, 07/01/35	Aa2/NR/NR	606,055

11  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Navajo Co. Unified School District No. 10 (Show Low)
$ 500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	$ 570,830
	Navajo Co. Unified School District No. 32 (Blue Ridge)
400,000	5.000%, 07/01/29 AGMC Insured	NR/AA/NR	492,332
	Pima Co. Unified School District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A/NR	1,307,200
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,031,045
1,000,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	1,120,460
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,113,000
	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	4.500%, 07/01/37 AGMC Insured	NR/AA/NR	1,157,430
	Pima Co. Unified School District No. 10 (Amphitheater)
300,000	5.000%, 07/01/20	Aa2/NR/NR	302,904
700,000	5.000%, 07/01/27	Aa2/A+/NR	731,682
	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,128,792
	Pinal Co. Unified School District No. 1 (Florence)
200,000	2.000%, 07/01/21 BAMAC Insured	NR/AA/NR	202,048
	Pinal Co. Unified School District No. 44 (J. O. Combs)
1,225,000	3.750%, 07/01/38 AGMC Insured	NR/AA/NR	1,348,860
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aa1/AA/NR	694,636
	Western Maricopa Education Center District No. 402
535,000	3.000%, 07/01/20	NR/AA-/NR	537,509
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,290,444

12  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	School District (continued)
	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
$ 720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	$ 833,350
	Total School District		43,320,997
	Total General Obligation Bonds		70,874,860

	Revenue Bonds (66.5%)
	Airport (6.7%)
	Phoenix Civic Improvement Corp. Airport Bonds
5,000,000	4.000%, 07/01/40	A1/A+/NR	5,426,850
2,595,000	5.000%, 07/01/27 AMT	Aa3/AA-/NR	3,079,331
2,450,000	5.000%, 07/01/31 AMT	Aa3/AA-/NR	2,857,460
2,700,000	5.000%, 07/01/32 AMT	Aa3/AA-/NR	2,936,979
1,600,000	3.000%, 07/01/49	A1/A+/NR	1,591,440
1,000,000	3.250%, 07/01/49 AMT	A1/A+/NR	976,380
	Phoenix-Mesa Gateway Airport Authority
515,000	5.000%, 07/01/38 AMT	A1/AA+/NR	546,657
	Total Airport		17,415,097

	Charter Schools (1.3%)
	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	272,674
	Arizona Industrial Development Authority (Candeo Schools)
500,000	3.375%, 07/01/41 State Enhanced	NR/AA-/NR	490,335
	Arizona Industrial Development Authority (Equitable Schools)
225,000	5.000%, 11/01/21	NR/A/NR	237,834
	La Paz Co. Industrial Development Authority (Harmony Public Schools Projects)
200,000	5.000%, 02/15/28	NR/BBB/NR	221,112
13  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
$ 250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	$ 297,992
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	373,946
	Phoenix Industrial Development Authority (Great Hearts Academies Project)
500,000	5.000%, 07/01/41	NR/BBB-/NR	536,770
	Phoenix Industrial Development Authority (Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	445,449
	Phoenix Industrial Development Authority (Vista College Preparatory Projects)
430,000	5.000%, 07/01/43 State Enhanced	NR/AA-/NR	509,215
	Total Charter Schools		3,385,327

	Excise Tax (11.5%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA/AA	444,212
1,000,000	5.000%, 07/01/43	NR/AA/AA	1,152,030
	Buckeye Roosevelt Street Improvement District
100,000	4.000%, 01/01/32	NR/A-/NR	105,221
125,000	4.050%, 01/01/33	NR/A-/NR	131,545
	Bullhead City Excise Tax
295,000	3.000%, 07/01/20	NR/AA/NR	296,345
310,000	3.000%, 07/01/21	NR/AA/NR	317,118
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	583,895
	El Mirage Pledged Excise Tax
500,000	5.000%, 07/01/30	A1/AA/NR	504,490
	Flagstaff Pledged Revenue
1,395,000	4.250%, 07/01/33	NR/AA/NR	1,579,628

14  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Excise Tax (continued)
	Gila Co. Pledged Revenue Obligations
$ 480,000	2.000%, 07/01/20	NR/AA/NR	$ 481,013
555,000	4.000%, 07/01/30	NR/AA/NR	668,869
	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa1/AAA/AAA	495,603
	Goodyear Public Improvement Corp.
500,000	5.250%, 07/01/24	Aa2/AA+/NR	544,980
1,500,000	5.000%, 07/01/26	Aa2/AA+/NR	1,625,265
	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,147,720
	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	295,765
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,553,076
	Mesa Street & Highway Revenue Refunding
450,000	5.000%, 07/01/20 AGMC Insured	A2/NR/NR	454,243
	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,129,291
	Phoenix Civic Improvement Corp. (Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,473,140
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,623,160
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,114,010
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	3,146,906
	Pinal Co. Revenue Obligations Refunding
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,712,955
	Queen Creek Excise Tax & State Shared Revenue
250,000	5.000%, 08/01/30	NR/AA/AA	278,873
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	2,023,618
885,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	1,074,027
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aa1/AAA/AAA	1,752,510

15  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Excise Tax (continued)
	Scottsdale Preservation Authority
$ 255,000	5.000%, 07/01/20	Aa2/AA+/AAA	$ 257,481
	Total Excise Tax		29,966,989

	Healthcare (13.3%)
	Arizona Health Facilities Authority (Banner Health)
5,000,000	4.000%, 01/01/43	NR/AA-/AA-	5,087,800
2,000,000	5.000%, 01/01/44	NR/AA-/AA-	2,194,220
	Arizona Health Facilities Authority (Dignity Health)
2,175,000	5.250%, 03/01/39	Baa1/BBB+/BBB+	2,222,632
	Arizona Health Facilities Authority (Phoenix Children's Hospital)
1,000,000	5.000%, 02/01/27	A1/A/A+	1,059,310
775,000	5.000%, 02/01/30	A1/A/A+	819,655
6,035,000	5.000%, 02/01/34	A1/A/A+	6,336,388
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A	3,339,360
1,500,000	5.000%, 12/01/42	A2/NR/A	1,653,810
	Maricopa Co. Industrial Development Authority (Banner Health)
1,600,000	5.000%, 01/01/38	NR/AA-/AA-	1,839,392
	Maricopa Co. Industrial Development Authority (HonorHealth)
2,250,000	4.125%, 09/01/38	A2/NR/A	2,530,035
1,000,000	4.125%, 09/01/42	A2/NR/A	1,116,710
	Yavapai Co. Industrial Development Authority (Northern Arizona Healthcare System)
1,000,000	5.000%, 10/01/20	NR/AA-/NR	1,018,930
500,000	5.250%, 10/01/25	NR/AA-/NR	527,225
500,000	5.250%, 10/01/26	NR/AA-/NR	526,650

16  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
$ 200,000	5.000%, 08/01/21	A2/NR/A+	$ 210,190
1,000,000	5.250%, 08/01/33	A2/NR/A+	1,122,410
675,000	5.000%, 08/01/34	A2/NR/A+	797,324
	Yuma Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A/NR	1,827,799
200,000	5.000%, 08/01/32	NR/A/NR	228,024
	Total Healthcare		34,457,864

	Higher Education (8.8%)
	Arizona Board of Regents (Arizona State University System)
480,000	5.000%, 07/01/31	Aa2/AA/NR	564,240
285,000	5.000%, 07/01/32	Aa2/AA/NR	307,478
115,000	5.000%, 07/01/32	Aa2/AA/NR	124,070
565,000	4.000%, 07/01/49	Aa2/AA/NR	638,173
	Arizona Board of Regents (Arizona State University System) Green Bonds
750,000	5.000%, 07/01/34	Aa2/AA/NR	877,080
	Arizona Board of Regents (Northern Arizona University System)
575,000	5.000%, 06/01/32	A1/A+/NR	648,738
	Arizona Board of Regents (Northern Arizona University) Speed Stimulus Plan for Economic & Educational Development
2,090,000	5.000%, 08/01/29 AGMC Insured	A2/AA/NR	2,687,845
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,701,540
1,500,000	3.125%, 08/01/39	Aa3/A+/NR	1,575,105

17  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Arizona Board of Regents (University of Arizona System)
$ 400,000	5.000%, 06/01/29	Aa2/AA-/NR	$ 457,888
	Arizona Industrial Development Authority (North Carolina Central University Student Housing)
250,000	4.000%, 06/01/34 BAMAC Insured	Baa3/AA/NR	278,690
700,000	4.000%, 06/01/39 BAMAC Insured	Baa3/AA/NR	764,624
	Arizona State University Speed Stimulus Plan for Economic & Educational Development
625,000	5.000%, 08/01/34	Aa3/AA-/NR	712,044
	Cochise Co. Community College District
630,000	5.000%, 07/01/31 BAMAC Insured	A2/AA/NR	730,214
	McAllister Academic Village (Arizona State University Hassayampa)
1,000,000	5.000%, 07/01/39	Aa3/AA-/NR	1,180,280
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
200,000	5.000%, 07/01/26	Baa3/NR/NR	226,482
400,000	5.000%, 07/01/33	Baa3/NR/NR	455,028
1,250,000	5.000%, 07/01/42	Baa3/NR/NR	1,388,900
	Phoenix Industrial Development Authority (Eastern Kentucky University Project)
500,000	5.000%, 10/01/36	A3/BBB+/NR	574,790
	Phoenix Industrial Development Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,101,880
	Pima Co. Community College District
1,075,000	5.000%, 07/01/36	Aa3/NR/AA-	1,328,034
750,000	4.000%, 07/01/37	Aa3/NR/AA-	857,820
500,000	4.000%, 07/01/38	Aa3/NR/AA-	569,895
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,040,280

18  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
$ 1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	$ 1,090,920
	Total Higher Education		22,882,038

	Lease (6.7%)
	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	642,414
500,000	5.000%, 09/01/28	A2/A/NR	534,855
1,000,000	5.000%, 09/01/29	A2/A/NR	1,068,660
	Arizona School District Tax Anticipation Note Financing Program COP
3,500,000	2.000%, 07/28/20	MIG 1/SP-1+/NR	3,488,625
	Arizona School Facilities Board COP
345,000	5.000%, 09/01/20	Aa2/AA-/NR	350,551
	Maricopa Co. COP
4,000,000	5.000%, 07/01/21	Aa1/AA+/AA+	4,188,040
	Nogales Municipal Development Authority, Inc.
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	732,662
810,000	4.000%, 06/01/33 AGMC Insured	NR/AA/NR	933,080
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	2,258,640
	Pinal Co. Correctional Facilities
1,470,000	5.250%, 10/01/21 ACA Insured	NR/BBB/NR	1,472,514
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA+/NR	565,145
	State of Arizona COP
500,000	5.000%, 10/01/25	Aa2/AA-/NR	592,975
500,000	5.000%, 09/01/27	Aa2/AA-/NR	591,125
	Total Lease		17,419,286

19  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Mortgage (2.7%)
	Eastmark Community Facilities District No. 1
$ 345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	$ 388,615
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	404,395
	Estrella Mountain Ranch Community Facilities District
1,000,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	1,188,750
	Festival Ranch Community Facilities District
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	1,138,404
750,000	5.000%, 07/15/38 BAMAC Insured	NR/AA/NR	893,257
	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	544,745
500,000	4.000%, 07/15/32	A1/A-/NR	554,000
	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	780,735
	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	510,685
	Vistancia Community Facilities District
540,000	5.000%, 07/15/26	A1/NR/AA-	545,675
	Total Mortgage		6,949,261

	Pollution Control (2.2%)
	Apache Co. Industrial Development Authority, Pollution Control, Tucson Electric Power Co.
2,955,000	4.500%, 03/01/30	A3/A-/NR	2,974,385
	Coconino Co. Pollution Control, Nevada Power Co.
2,000,000	1.800%, 09/01/32 AMT (Mandatory Put Date 5/21/20)	A2/A+/NR	2,000,760

20  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pollution Control (continued)
	Maricopa Co. Pollution Control, El Paso Electric Co.
$ 375,000	3.600%, 02/01/40	Baa2/BBB/NR	$ 386,055
250,000	3.600%, 04/01/40	Baa2/BBB/NR	257,330
	Total Pollution Control		5,618,530

	Resource Recovery (3.0%)
	Chandler Industrial Development Authority (Intel Corporation Project)
4,250,000	2.700%, 12/01/37 AMT (Mandatory Put Date 8/14/23)	A1/A+/NR	4,344,095
	Maricopa Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	3.375%, 12/01/31 AMT (Mandatory Put Date 6/03/24)	NR/A-/NR	1,509,435
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	2.800%, 06/01/27 AMT (Mandatory Put Date 06/01/21)	NR/A-/NR	1,513,020
520,000	2.200%, 03/01/28 AMT (Mandatory Put Date 06/03/24)	NR/A-/NR	503,802
	Total Resource Recovery		7,870,352

	Senior Living Facilities (2.4%)
	Arizona Industrial Development Authority, First Tier (Great Lakes Senior Living Communities)
480,000	4.250%, 01/01/40	NR/BBB+/NR	397,109
	Arizona Industrial Development Authority, Second Tier (Great Lakes Senior Living Communities)
620,000	5.000%, 01/01/28	NR/BBB/NR	613,682
555,000	5.000%, 01/01/29	NR/BBB/NR	547,236
1,205,000	5.000%, 01/01/30	NR/BBB/NR	1,181,249
1,405,000	4.000%, 01/01/33	NR/BBB/NR	1,222,968

21  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Senior Living Facilities (continued)
	Maricopa Co. Industrial Development Authority (Christian Care Retirement Apartments)
$ 1,000,000	5.000%, 01/01/30	NR/A/NR	$ 1,145,920
	Pima Co. Industrial Development Authority (Christian Care Senior Living Facility)
1,000,000	5.000%, 12/15/32	NR/A-/NR	1,127,420
	Total Senior Living Facilities		6,235,584

	Transportation (0.2%)
	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	557,265

	Utility (3.5%)
	Greater Arizona Development Authority Revenue
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	564,040
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,691,100
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,193,156
	Pinal Co. Electrical District No. 3, Electrical System Revenue
305,000	4.750%, 07/01/31	NR/A+/NR	316,703
	Salt River Project Agricultural Improvement and Power Revenue
115,000	5.000%, 01/01/26	Aa1/AA+/NR	138,661
150,000	5.000%, 01/01/32	Aa1/AA+/NR	188,067
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,519,780
	Surprise Utility System Senior Lien Obligations
470,000	5.000%, 07/01/33	NR/AA+/NR	592,731
	Total Utility		9,204,238

	Water/Sewer (4.2%)
	Gilbert Water Resource Municipal Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AAA	1,327,671

22  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water/Sewer (continued)
	Glendale Water & Sewer Revenue
$ 500,000	5.000%, 07/01/28	A1/AA/NR	$ 540,015
	Goodyear Water and Sewer Revenue
1,750,000	5.375%, 07/01/30	Aa3/A+/NR	1,767,412
635,000	5.250%, 07/01/31 AGMC Insured	Aa3/AA/NR	665,696
	Lake Havasu City Wastewater System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,146,110
	Phoenix Civic Improvement Corp. Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,766,850
	Phoenix Civic Improvement Corp. Water System Revenue
1,100,000	5.000%, 07/01/38	Aa2/AAA/NR	1,314,038
	Pima Co. Sewer Revenue System
1,335,000	5.000%, 07/01/26	NR/AA/AA-	1,447,407
865,000	5.000%, 07/01/27	NR/AA/AA-	936,631
	Total Water/Sewer		10,911,830
	Total Revenue Bonds		172,873,661

	Pre-Refunded Bonds (3.5%)††
	Pre-Refunded General Obligation Bonds (1.0%)
	School District (1.0%)
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aa1/AA/NR	285,075
	Maricopa Co. Unified School District No. 48 (Scottsdale)
1,200,000	4.750%, 07/01/30	Aa1/AA/NR	1,255,776
	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	5.375%, 07/01/29	NR/A+/NR	1,010,480
	Total Pre-Refunded General Obligation Bonds		2,551,331

23  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pre-Refunded Revenue Bonds (2.5%)
	Excise Tax (0.1%)
	Mesa Excise Tax
$ 250,000	5.000%, 07/01/32	Aa3/AA+/NR	$ 271,695

	Healthcare (1.5%)
	Maricopa Co. Hospital Revenue (Sun Health)
1,320,000	5.000%, 04/01/25	NR/NR/NR*	1,423,211
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,438,331
	Total Healthcare		3,861,542

	Higher Education (0.8%)
	Arizona Board of Regents (University of Arizona System)
460,000	5.000%, 06/01/31	Aa2/AA-/NR	496,910
	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,624,223
	Total Higher Education		2,121,133

	Utility (0.1%)
	Pinal Co. Electrical District No. 3, Electrical System Revenue Refunding
250,000	5.250%, 07/01/36	NR/A+/NR	262,973
	Total Pre-Refunded Revenue Bonds		6,517,343
	Total Pre-Refunded Bonds		9,068,674
	Total Municipal Bonds (cost $239,693,260)		252,817,195

Shares	Short-Term Investment (2.0%)
5,258,960	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.22%** (cost $5,258,960)	Aaa-mf/AAAm/NR	5,258,960

	Total Investments (cost $244,952,220 note 4)	99.3%	258,076,155
	Other assets less liabilities	0.7	1,838,269
	Net Assets	100.0%	$ 259,914,424

24  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody’s or AAA of S&P or Fitch; MIG 1 of Moody’s or SP-1+ of S&P	12.7%
Pre-refunded bonds††	3.6
Aa of Moody's or AA of S&P or Fitch	53.9
A of Moody's or S&P or Fitch	24.6
Baa of Moody's or BBB of S&P or Fitch	4.9
Not Rated*	0.3
100.0%

PORTFOLIO ABBREVIATIONS

ACA - American Capital Assurance Financial Guaranty Corp.

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note:

144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2020

ASSETS
Investments at value (cost $244,952,220)	$258,076,155
Interest receivable	2,574,717
Receivable for Fund Shares sold	13,294
Other assets	32,061
Total assets	260,696,227

LIABILITIES
Payable for Fund shares redeemed	482,835
Dividends payable	109,767
Management fee payable	89,150
Distribution and service fees payable	163
Accrued expenses	99,888
Total liabilities	781,803
NET ASSETS	$259,914,424

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares,
par value $0.01 per share	$243,327
Additional paid-in capital	246,463,193
Total distributable earnings	13,207,904
$259,914,424
CLASS A
Net Assets	$199,287,145
Capital shares outstanding	18,660,433
Net asset value and redemption price per share	$10.68
Maximum offering price per share (100/96 of $10.68)	$11.13

CLASS C
Net Assets	$7,997,564
Capital shares outstanding	749,528
Net asset value and offering price per share	$10.67

CLASS Y
Net Assets	$52,629,715
Capital shares outstanding	4,922,747
Net asset value, offering and redemption price per share	$10.69

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2020

Investment Income
Interest Income		$8,477,282
Expenses
Investment Adviser fee (note 3)	$1,049,675
Distribution and service fee (note 3)	379,714
Legal fees	115,693
Transfer and shareholder servicing agent fees	114,600
Trustees’ fees and expenses (note 7)	91,426
Registration fees and dues	37,706
Shareholders’ reports	23,848
Auditing and tax fees	23,800
Insurance	12,242
Custodian fees	10,984
Chief compliance officer services (note 3)	10,205
Line of credit commitment fee (note 10)	5,786
Miscellaneous	66,590
Total expenses		1,942,269
Net investment income		6,535,013

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	124,015
Change in unrealized appreciation on investments	1,304,886

Net realized and unrealized gain on investments		1,428,901
Net change in net assets resulting from operations		$7,963,914

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income	$6,535,013	$7,006,005
Net realized gain (loss) from securities transactions	124,015	(489,188)
Change in unrealized appreciation on investments	1,304,886	4,243,166
Change in net assets resulting from operations	7,963,914	10,759,983

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(5,082,016)	(6,122,759)

Class C Shares	(139,029)	(242,005)

Class Y Shares	(1,231,826)	(1,172,687)

Change in net assets from distributions	(6,452,871)	(7,537,451)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	38,518,369	38,416,713
Reinvested dividends and distributions	4,996,175	5,659,807
Cost of shares redeemed	(38,499,539)	(67,244,261)
Change in net assets from capital share transactions	5,015,005	(23,167,741)

Change in net assets	6,526,048	(19,945,209)

NET ASSETS:
Beginning of period	253,388,376	273,333,585
End of period	$259,914,424	$253,388,376

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS MARCH 31, 2020

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), a series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares.  Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee.  As of the date of this report, there were no Class F Shares outstanding.  All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

29  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$5,258,960
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	252,817,195
Level 3 – Significant Unobservable Inputs	—
Total	$258,076,155
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)

Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017 – 2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)

Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

30  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.

i)

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Fund.

3. Fees and Related Party Transactions

a)

Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

31  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

b)

Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2020, distribution fees on Class A Shares amounted to $294,202, of which the Distributor retained $29,799.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $64,134. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2020, these payments amounted to $21,378. The total of these payments with respect to Class C Shares amounted to $85,512, of which the Distributor retained $21,462.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2020, total commissions on sales of Class A Shares amounted to $73,913, of which the Distributor received $19,733.

c)

Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases of securities and proceeds from the sales of securities aggregated $48,470,629 and $54,213,297, respectively.

32  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

At March 31, 2020, the aggregate tax cost for all securities was $244,517,659. At March 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $14,313,890 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $755,394 for a net unrealized appreciation of $13,558,496.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2020, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,595,920	$17,142,572	1,986,356	$20,746,982
Reinvested dividends and distributions	357,534	3,853,947	431,540	4,505,330
Cost of shares redeemed	(2,514,282)	(26,959,499)	(4,062,728)	(42,343,636)
Net change	(560,828)	(5,962,980)	(1,644,832)	(17,091,324)

Class C Shares:
Proceeds from shares sold	111,230	1,200,633	234,927	2,443,858
Reinvested dividends and distributions	11,366	122,421	20,443	213,336
Cost of shares redeemed	(245,085)	(2,629,834)	(725,089)	(7,563,891)
Net change	(122,489)	(1,306,780)	(469,719)	(4,906,697)

Class Y Shares:
Proceeds from shares sold	1,871,808	20,175,164	1,455,858	15,225,873
Reinvested dividends and distributions	94,434	1,019,807	89,976	941,141
Cost of shares redeemed	(827,768)	(8,910,206)	(1,658,997)	(17,336,734)
Net change	1,138,474	12,284,765	(113,163)	(1,169,720)
Total transactions in Trust shares	455,157	$5,015,005	(2,227,714)	$(23,167,741)

33  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

7. Trustees’ Fees and Expenses

At March 31, 2020, there were 7 Trustees, one of whom is affiliated with the Manager and is not paid any fees.  The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2020 was $70,922. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2020, such meeting-related expenses amounted to $20,504.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act.  At March 31, 2020, the Fund had capital loss carry forwards of $434,525, which retains its character of long-term and has no expiration.

34  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$6,356,063	$6,864,628
Ordinary Income	96,808	70,430
Long-term capital gains	—	602,393
	$6,452,871	$7,537,451

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$193,700
Undistributed net realized loss on investments	(434,525)
Unrealized appreciation	13,558,496
Other temporary differences	(109,767)
$13,207,904

The difference between book basis and tax basis undistributed  income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) are parties to a $40 million credit agreement, which currently terminates on August 26, 2020 (per the August 28, 2019 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have

35  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020 experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

36  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.61	$10.47	$10.58	$10.95	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.27	0.29	0.30	0.32	0.37
Net gain (loss) on securities (both realized and unrealized)	0.07	0.16	(0.10)	(0.36)	(0.03)
Total from investment operations	0.34	0.45	0.20	(0.04)	0.34
Less distributions (note 9):
Dividends from net investment income	(0.27)	(0.29)	(0.29)	(0.32)	(0.35)
Distributions from capital gains	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.27)	(0.31)	(0.31)	(0.33)	(0.37)
Net asset value, end of period	$10.68	$10.61	$10.47	$10.58	$10.95
Total return (not reflecting sales charge)	3.16%	4.37%	1.93%	(0.42)%	3.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$199	$204	$218	$229	$242
Ratio of expenses to average net assets	0.74%	0.73%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	2.49%	2.74%	2.77%	2.96%	3.36%
Portfolio turnover rate	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.61	$10.47	$10.58	$10.95	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.18	0.20	0.20	0.23	0.28
Net gain (loss) on securities (both realized and unrealized)	0.05	0.15	(0.09)	(0.37)	(0.03)
Total from investment operations	0.23	0.35	0.11	(0.14)	0.25
Less distributions (note 9):
Dividends from net investment income	(0.17)	(0.19)	(0.20)	(0.22)	(0.26)
Distributions from capital gains	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.17)	(0.21)	(0.22)	(0.23)	(0.28)
Net asset value, end of period	$10.67	$10.61	$10.47	$10.58	$10.95
Total return (not reflecting sales charge)	2.20%	3.49%	1.06%	(1.26)%	2.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$9	$14	$17	$18
Ratio of expenses to average net assets	1.59%	1.58%	1.54%	1.55%	1.56%
Ratio of net investment income to average net assets	1.65%	1.88%	1.92%	2.11%	2.51%
Portfolio turnover rate	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.63	$10.49	$10.60	$10.97	$11.00
Income (loss) from investment operations:
Net investment income(1)	0.28	0.30	0.31	0.34	0.38
Net gain (loss) on securities (both realized and unrealized)	0.06	0.16	(0.09)	(0.37)	(0.02)
Total from investment operations	0.34	0.46	0.22	(0.03)	0.36
Less distributions (note 9):
Dividends from net investment income	(0.28)	(0.30)	(0.31)	(0.33)	(0.37)
Distributions from capital gains	—	(0.02)	(0.02)	(0.01)	(0.02)
Total distributions	(0.28)	(0.32)	(0.33)	(0.34)	(0.39)
Net asset value, end of period	$10.69	$10.63	$10.49	$10.60	$10.97
Total return (not reflecting sales charge)	3.21%	4.51%	2.08%	(0.26)%	3.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$53	$40	$41	$42	$41
Ratio of expenses to average net assets	0.60%	0.59%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets	2.62%	2.88%	2.92%	3.11%	3.49%
Portfolio turnover rate	21%	34%	16%	19%	10%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

39  |  Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations.	5	None

40  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctorate in Organizational Change and Educational Leadership, University of Southern California (2020); served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

41  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

42  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013

Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010

President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019

Vice President, Aquila Municipal Trust since March 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)

Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2017)

Vice President and portfolio manager or co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Vice President and portfolio manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017); President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Brandon M. Moody LaGrange, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019

Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

43  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Anthony A. Tanner Phoenix, AZ (1960)

Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018

Vice President and Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)

Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017

Vice President and portfolio manager or co-portfolio manager of Aquila Tax-Free Fund For Utah, since 2009; Vice President or Assistant Vice President and portfolio manager or backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013

Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Amy L. Rydalch Kamas, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013

Assistant Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, Aquila Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Aquila Tax-Free Fund For Utah.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

44  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019

Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

45  |  Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending(1) Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Ending Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Net Annualized Expense Ratio
A	$1,000	$1,000.60	$3.70	$1,021.30	$3.74	0.74%
C	$1,000	$ 995.40	$7.93	$1,017.05	$8.02	1.59%
Y	$1,000	$1,000.40	$2.95	$1,022.05	$2.98	0.59%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares.  Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

46  |  Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2019, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies.  Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $6,356,063 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 98.5% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

47  |  Aquila Tax-Free Trust of Arizona

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Anthony A. Tanner, Vice President and
Lead Portfolio Manager

Royden P. Durham, Vice President and
Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Robert C. Arnold, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AZAR-0520

ITEM 2.     CODE OF ETHICS.

(a)     As of March 31, 2020 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions (“Covered Officers”) as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1)     Pursuant to Item 10(a)(1), a copy of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)     The text of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust’s Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)     The Registrant’s board of trustees has determined that Mr. Thomas Christopher and Mr. Glenn O’Flaherty, both members of its audit committee, are audit committee financial experts. Mr. Christopher and Mr. O’Flaherty are ‘independent’ as such term is defined in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were as follows:

Aquila Municipal Trust series:	2019	2020
Aquila Churchill Tax-Free Fund of Kentucky	$18,700	$18,800
Aquila Narragansett Tax-Free Income Fund	$19,200	$19,900
Aquila Tax-Free Fund For Utah	$22,200	$23,300
Aquila Tax-Free Fund of Colorado	$20,000	$20,400
Aquila Tax-Free Trust of Arizona	$19,700	$20,300

(b)     Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)     Tax Fees - The Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

Aquila Municipal Trust series:
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narragansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

(d)     All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)     Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)     None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)     No applicable.

(g)     There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or distributor over the past two years

(h)     Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the ‘Committee’) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)     Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant’s chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant’s reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant’s management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)     There have been no significant changes in registrant’s internal controls or in other factors that could significantly affect registrant’s internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.     EXHIBITS.

(a)(1)     Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President
June 9, 2020

By:	/s/ Joseph P. DiMaggio
June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 9, 2020

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 9, 2020

AQUILA MUNICIPAL TRUST

EXHIBIT INDEX

Exhibit No.	Description
(a) (1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.
(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.